PIMCO Funds Prospectus Pacific Investment Management Series December 31, 2002 Share Class Adv Advisor

SHORT DURATION BOND FUNDS
Money Market Fund Short-Term Fund Low Duration Fund	Low Duration Fund II Low Duration Fund III

INTERMEDIATE DURATION BOND FUNDS
GNMA Fund Moderate Duration Fund Total Return Fund Total Return Fund II	Total Return Fund III Total Return Mortgage Fund Investment Grade Corporate Bond Fund High Yield Fund

LONG DURATION BOND FUNDS
Long-Term U.S. Government Fund

REAL RETURN FUNDS
Real Return Fund Real Return Fund II	Real Return Asset Fund CommodityRealReturn Strategy Fund

TAX EXEMPT BOND FUNDS
Short Duration Municipal Income Fund Municipal Bond Fund	California Intermediate Municipal Bond Fund California Municipal Bond Fund New York Municipal Bond Fund

INTERNATIONAL BOND FUNDS
Global Bond Fund Global Bond Fund II	Foreign Bond Fund Emerging Markets Bond Fund

BALANCED AND ASSET ALLOCATION FUNDS
Strategic Balanced Fund	All Asset Fund

CONVERTIBLE FUNDS
Convertible Fund	European Convertible Fund

EQUITY-RELATED FUNDS
StocksPLUS Fund	StocksPLUS Total Return Fund
This cover is not part of the Prospectus

PIMCO Funds Prospectus

PIMCO Funds:
Pacific Investment
Management Series

December 31, 2002

Share Class
Advisor

This prospectus describes 33 mutual funds offered by PIMCO Funds: Pacific Investment Management Series (the “Trust”). The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of September 30, 2002, PIMCO managed approximately $301.7 billion in assets. The firm’s institutional heritage is reflected in the PIMCO Funds offered in this prospectus.

This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1	PIMCO Funds: Pacific Investment Management Series

Prospectus	2

Summary Information

The table below compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 5. Following the table are certain key concepts which are used throughout the prospectus.
		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)

Short Duration Bond Funds	Money Market	Money market instruments	≤ 90 days dollar- weighted average maturity	Min 95% Prime 1; ≤ 5% Prime 2	0%

	Short-Term	Money market instruments and short maturity fixed income securities	0-1 year	B to Aaa; max 10% below Baa	0-5%(3)

	Low Duration	Short maturity fixed income securities	1-3 years	B to Aaa; max 10% below Baa	0-20%(3)

	Low Duration II	Short maturity fixed income securities with quality and non-U.S. issuer restrictions	1-3 years	A to Aaa	0%

	Low Duration III	Short maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	1-3 years	B to Aaa; max 10% below Baa	0-20%(3)

Intermediate Duration Bond Funds	GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1-7 years	Baa to Aaa; max 10% below Aaa	0%

	Moderate Duration	Short and intermediate maturity fixed income securities	2-5 years	B to Aaa; max 10% below Baa	0-20%(3)

	Total Return	Intermediate maturity fixed income securities	3-6 years	B to Aaa; max 10% below Baa	0-20%(3)

	Total Return II	Intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions	3-6 years	Baa to Aaa	0%

	Total Return III	Intermediate maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	3-6 years	B to Aaa; max 10% below Baa	0-20%(3)

	Total Return Mortgage	Short and intermediate maturity mortgage-related fixed income securities	1-7 years	Baa to Aaa; max 10% below Aaa	0%

	Investment Grade Corporate Bond	Corporate fixed income securities	3-7 years	B to Aaa; max 10% below Baa	0-20%(3)

	High Yield	Higher yielding fixed income securities	2-6 years	B to Aaa; min 80% below Baa	0-15%(4)

Long Duration Bond Funds	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%

Real Return Funds	Real Return	Inflation-indexed fixed income securities	+/- 2 years of its Index	B to Aaa; max 10% below Baa	0-20%(3)

	Real Return II	Inflation-indexed fixed income securities	+/- 2 years of its Index	Baa to Aaa	0%

	Real Return Asset	Inflation-indexed fixed income securities	+/- 3 years of its Index	B to Aaa; max 20% below Baa	0-30%(3)

	CommodityRealReturn Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income securities	0-10 years	B to Aaa; max 10% below Baa	0-20%(3)

Tax Exempt Bond Funds	Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	0-3 years	Baa to Aaa	0%

	Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3-10 years	Ba to Aaa; max 10% below Baa	0%

	California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3-7 years	B to Aaa; max 10% below Baa	0%

	California Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and California income tax)	3-12 years	B to Aaa; max 10% below Baa	0%

	New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3-12 years	B to Aaa; max 10% below Baa	0%

International Bond Funds	Global Bond	U.S. and non-U.S. intermediate maturity fixed income securities	3-7 years	B to Aaa; max 10% below Baa	25-75%(5)

	Global Bond II	U.S. and hedged non-U.S. intermediate maturity fixed income securities	3-7 years	B to Aaa; max 10% below Baa	25-75%(5)

	Foreign Bond	Intermediate maturity hedged non-U.S. fixed income securities	3-7 years	B to Aaa; max 10% below Baa	≥ 80%(5)

	Emerging Markets Bond	Emerging market fixed income securities	0-8 years	Max 15% below B	≥ 80%(5)

Balanced and Asset Allocation Funds	Strategic Balanced	45-75% in the StocksPLUS Fund; 25-55% in the Total Return Fund	Average of Funds held(6)	Average of Funds held(6)	Average of Funds held(6)

	All Asset	Other PIMCO Funds	Average of Funds held(6)	Average of Funds held(6)	Average of Funds held(6)

Convertible Funds	Convertible	Convertible securities	N/A	Caa to Aaa; max 40% below Baa and 10% below B	0-20%(3)

	European Convertible	European convertible securities	N/A	B to Aaa; max 40% below Baa	≥ 80%(7)

Equity-Related Funds	StocksPLUS	S&P 500 stock index derivatives backed by a portfolio of short-term fixed-income securities	0-1 year	B to Aaa; max 10% below Baa	0-20%(3)

	StocksPLUS Total Return	S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed-income securities	1-6 years	B to Aaa; max 10% below Baa	0-20%(3)

(1)	As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Service (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.
(2)
Each Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Total Return II Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3)	The percentage limitation relates to non-U.S. dollar-denominated securities.
(4)	The percentage limitation relates to euro-denominated securities.
(5)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(6)	The Fund does not invest in securities directly, but in other PIMCO Funds.
(7)	The percentage limitation relates to convertible securities issued by, or convertible into, an issuer located in any European country.

3	PIMCO Funds: Pacific Investment Management Series

Summary Information (continued)

Fixed Income Instruments
The “Fixed Income Funds” are the California Intermediate Municipal Bond, California Municipal Bond, Emerging Markets Bond, Foreign Bond, Global Bond, Global Bond II, GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Money Market, Municipal Bond, New York Municipal Bond, Real Return, Real Return II, Real Return Asset, Short Duration Municipal Income, Short-Term, Total Return, Total Return II, Total Return III and Total Return Mortgage Funds. Each Fixed Income Fund differs from the others primarily in the length of the Fund’s duration or the proportion of its investments in certain types of fixed income securities. Each Fixed Income Fund invests in “Fixed Income Instruments,” which as used in this prospectus includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Duration
Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Credit Ratings
In this prospectus, references are made to credit ratings of debt securities which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as S&P or Moody’s. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.”

Fund Descriptions, Performance and Fees
The Funds provide a broad range of investment choices. The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

A Note on PIMCO Strategic Balanced and All Asset Funds
The All Asset Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The All Asset Fund may invest in any of the Funds described in this prospectus except the Strategic Balanced Fund. The Strategic Balanced Fund invests all of its assets in shares of the PIMCO StocksPLUS Fund and PIMCO Total Return Fund. The PIMCO Funds in which the All Asset and Strategic Balanced Funds invest are called Underlying Funds in this Prospectus.

Prospectus	4

PIMCO All Asset Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Underlying PIMCO Funds Average Portfolio Duration Average of Funds held	Credit Quality Average of Funds held Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying Funds. The Fund invests its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying Funds. The asset allocation sub-adviser attempts to diversify the Fund’s assets broadly among the Underlying Funds. Please see the Fund Summaries of the Underlying Funds in this prospectus for information on their investment styles and primary investments.

The Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. The Fund’s investment in a particular Underlying Fund normally will not exceed 50% of its total assets. The Fund’s combined investments in the StocksPLUS and StocksPLUS Total Return Funds normally will not exceed 50% of its total assets. In addition, the Fund’s combined investments in the Real Return, Real Return II, Real Return Asset and CommodityRealReturn Strategy Funds normally will not exceed 67% of its total assets. The Fund’s assets are not allocated according to a predetermined blend of shares of the Underlying Funds. Instead, when making allocation decisions among the Underlying Funds, the Fund’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Fund’s asset allocation sub-adviser has the flexibility to reallocate the Fund’s assets among any or all of the Underlying Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature.

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to the Underlying Funds, the Fund may invest in additional PIMCO Funds created in the future at the discretion of PIMCO and without shareholder approval.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Allocation Risk	• Underlying Fund Risk

Among the principal risks of investing in the Underlying Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Mortgage Risk • Foreign Investment Risk • European Concentration Risk • Emerging Markets Risk • Currency Risk	• Issuer Non-Diversification Risk • Leveraging Risk • Smaller Company Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

5	PIMCO Funds: Pacific Investment Management Series

PIMCO All Asset Fund (continued)

Fees and Expenses of the Fund
These tables describe the fees and expenses (including Underlying Fund fees) you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Underlying Fund Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses

Advisor	0.20%	0.25%	0.55%	0.60%	1.60%	(0.40)%	1.20%

(1)
Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect a 0.15% Administrative Fee paid by Advisor Class shares and organizational expenses representing the Fund’s organizational expenses as attributed to the class and pro rata Trustee fees.

(2)
Underlying Fund Expenses for the Fund are estimated based upon an allocation of the Fund’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see “Management of the Funds—Fund of Funds Fees.” PIMCO has contractually agreed, for the Fund’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)
PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for the Advisor Class shares to the extent they would exceed, due to the payment of organizational expenses, 1.20% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Advisor	$122	$466

Prospectus	6

PIMCO California Intermediate Municipal Bond Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Municipal Bonds whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund invests under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Issuer Non-Diversification Risk	• Leveraging Risk • Management Risk • California State Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

7	PIMCO Funds: Pacific Investment Management Series

PIMCO California Intermediate Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	6.95%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	3.17%

	Lowest (4th Qtr. ’01)	-0.69%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (8/31/99)

Institutional Class Return Before Taxes	6.04%	7.24%

Institutional Class Return After Taxes on Distributions(1)	4.64%	6.55%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.61%	6.41%

Lehman Brothers Intermediate California Municipal Bond Index(2)	4.89%	6.14%

Lipper California Intermediate Municipal Debt Fund Avg(3)	4.56%	5.85%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Lehman Brothers Intermediate California Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities from 5 to 10 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper California Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in California, with dollar weighted maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.33%	0.83%

(1) Other Expenses reflect a 0.32% Administrative Fee paid by Advisor Class shares and 0.01% in other expenses estimated to be attributable to Advisor Class shares in the current fiscal year.
Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$85	$265	$460	$1,025

Prospectus	8

PIMCO California Municipal Bond Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3-12 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Municipal Bonds whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund invests under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to twelve-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Issuer Non-Diversification Risk	• Leveraging Risk • Management Risk • California State Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

9	PIMCO Funds: Pacific Investment Management Series

PIMCO California Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	7.68%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	4.20%

	Lowest (4th Qtr. ’01)	-0.13%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (5/16/00)(4)

Institutional Class Return Before Taxes	7.96%	10.66%

Institutional Class Return After Taxes on Distributions(1)	6.71%	8.78%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	6.68%	8.59%

Lehman California Insured Municipal Index(2)	5.25%	9.30%

Lipper California Intermediate Municipal Debt Fund Average(3)	3.71%	9.03%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Lehman California Insured Municipal Index is an unmanaged index comprised of insured California Municipal Bond issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper California Intermediate Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of its assets in municipal debt issues that are exempt from taxation in California, with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

(4)	The Fund began operations on 5/16/00. Index comparisons began on 5/31/00.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.32%	0.82%

(1)   Other Expenses reflect a 0.32% Administrative Fee paid by Advisor Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$84	$262	$455	$1,014

Prospectus	10

PIMCO CommodityRealReturn Strategy Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return consistent with prudent investment management	Fund Focus Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income securities Average Portfolio Duration 0-10 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes. The Fund invests in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Fund typically will seek to gain exposure to the commodity markets by investing in commodity swap agreements. In a typical commodity swap agreement, the Fund will receive the price appreciation (or depreciation) of a commodity index, a portion of an index, or a single commodity, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Assets not invested in commodity-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

11	PIMCO Funds: Pacific Investment Management Series

PIMCO CommodityRealReturn Strategy Fund (continued)

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)	0.25%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses

Advisor	0.49%	0.25%	0.75%	1.49%	(0.40)%	1.09%

(1)	The Trust may waive this fee under certain circumstances.
(2)
Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect a 0.35% Administrative Fee paid by Advisor Class shares and organizational expenses representing the Fund’s organizational expenses as attributed to the class and pro rata Trustee fees.

(3)
PIMCO has contractually agreed, for the Fund's current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for the Advisor Class shares to the extent they would exceed, due to the payment of organizational expenses, 1.09% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Advisor	$111	$432

Prospectus	12

PIMCO Convertible Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Convertible securities Average Portfolio Duration N/A	Credit Quality Caa to Aaa; maximum 40% below Baa and 10% below B Dividend Frequency Declared and distributed quarterly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund invests primarily in investment grade debt securities, but may invest up to 40% of its total assets in high yield securities (“junk bonds”) rated Caa or higher by Moody’s or CCC or higher by S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may only invest up to 10% of its total assets in convertible securities rated Caa or CCC or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 20% of its total assets in common stock or in other Fixed Income Instruments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Smaller Company Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market indices and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

13	PIMCO Funds: Pacific Investment Management Series

PIMCO Convertible Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	-10.20%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ’00)	12.98%

	Lowest (1st Qtr. ’01)	-12.33%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (3/31/99)

Institutional Class Return Before Taxes	-13.78%	7.38%

Institutional Class Return After Taxes on Distributions(1)	-15.64%	5.26%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-8.40%	4.99%

First Boston Convertible Bond Index(2)	-6.45%	6.22%

Lipper Convertible Securities Fund Avg(3)	-7.69%	6.30%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The First Boston Convertible Bond Index is an unmanaged market index comprised of convertible bonds. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Convertible Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in convertible bonds and/or convertible preferred stock. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.40%	0.25%	0.46%	1.11%

(1)   Other Expenses reflect a 0.35% Administrative Fee paid by Advisor Class shares and 0.11% in other expenses estimated to be attributable to Advisor Class shares in the current fiscal year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$113	$353	$612	$1,352

Prospectus	14

PIMCO Emerging Markets Bond Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Emerging market fixed income securities Average Portfolio Duration 0-8 years	Credit Quality Maximum 15% below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S. dollar. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

PIMCO has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, PIMCO generally considers an emerging securities market to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in securities whose return is based on the return of an emerging securities market, such as a derivative instrument, rather than investing directly in securities of issuers from emerging markets.

The Fund may invest substantially all of its assets in high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s or by S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

15	PIMCO Funds: Pacific Investment Management Series

PIMCO Emerging Markets Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	-3.58%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘01)	13.10%

	Lowest (3rd Qtr. ‘98)	-21.05%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (7/31/97)

Institutional Class Return Before Taxes	28.17%	11.13%

Institutional Class Return After Taxes on Distributions(1)	21.17%	5.74%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	16.85%	5.97%

J.P. Morgan Emerging Markets Bond Index Plus(2)	-0.77%	4.58%

Lipper Emerging Market Debt Fund Avg(3)	11.53%	3.34%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged index which tracks the total returns for external-currency denominated debt instruments of emerging markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Emerging Market Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.45%	0.25%	0.59%	1.29%

(1) Other Expenses reflect a 0.50% Administrative Fee paid by Advisor Class shares and 0.09% in other expenses estimated to be attributable to Advisor Class shares in the current fiscal year.
Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$131	$409	$708	$1,556

Prospectus	16

PIMCO European Convertible Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus European convertible securities Average Portfolio Duration N/A	Credit Quality B to Aaa; maximum 40% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of European convertible securities. European convertible securities include any convertible security issued by, or convertible into, an issuer located in any European country. European convertible securities, which are issued by companies of all sizes and market capitalizations include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund invests primarily in investment grade debt securities, but may invest up to 40% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest its assets in securities denominated in any currency. Assets not invested in European convertible securities may be invested in common stock or other Fixed Income Instruments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidty Risk • Derivatives Risk • Foreign Invesment Risk • European Concentration Risk • Currency Risk	• Leveraging Risk • Smaller Company Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

17	PIMCO Funds: Pacific Investment Management Series

PIMCO European Convertible Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	-2.53%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’01)	2.55%

	Lowest (3rd Qtr. ’01)	-0.36%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (11/30/00)

Institutional Class Return Before Taxes	3.05%	3.19%

Institutional Class Return After Taxes on Distributions(1)	0.86%	1.02%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	1.85%	1.49%

UBS All European Convertible Index(2)	-7.71%	-2.15%

Lipper Convertible Securities Fund Average(3)	-7.69%	-2.55%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The UBS All European Convertible Index is an index of equity holdings equalized at the beginning of the period to reflect the respective cash values of the convertibles in the index. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Convertible Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in convertible bonds and/or convertible preferred stock. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.50%	0.25%	0.35%	1.10%

(1) Other Expenses reflect a 0.35% Administrative Fee paid by Advisor Class shares.
Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$112	$350	$606	$1,340

Prospectus	18

PIMCO Foreign Bond Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity hedged non-U.S. fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies or baskets of foreign currencies (such as the euro). The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

19	PIMCO Funds: Pacific Investment Management Series

PIMCO Foreign Bond Fund (continued)

Calendar Year Total Returns — Institutional Class

	More Recent Return Information

	1/1/02 - 9/30/02	4.71%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’95)	7.23%

	Lowest (1st Qtr. ’94)	-4.22%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (12/2/92)(4)

Institutional Class Return Before Taxes	8.96%	7.95%	9.69%

Institutional Class Return After Taxes on Distributions(1)	6.82%	4.80%	5.99%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.41%	4.77%	5.92%

J.P. Morgan Non-U.S. Index (Hedged)(2)	6.05%	8.27%	8.83%

Lipper International Income Fund Avg(3)	0.66%	2.00%	5.70%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The J.P. Morgan Non-U.S. Index (Hedged) in an unmanaged index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper International Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. It does not take into account sales charges.

(4)	The Fund began operations on 12/2/92. Index comparisons began on 11/30/92.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.36%	0.86%

(1) Other Expenses reflect a 0.35% Administrative Fee paid by Advisor Class shares and 0.01% in other expenses estimated to be attributable to Advisor Class shares in the current fiscal year.
Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$88	$274	$477	$1,061

Prospectus	20

PIMCO Global Bond Fund	Ticker Symbol: N/A (Adv.Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus U.S. and non-U.S. intermediate maturity fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. The Fund invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. Investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund’s total assets. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

21	PIMCO Funds: Pacific Investment Management Series

PIMCO Global Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	14.69%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	8.65%

	Lowest (1st Qtr. ’97)	-4.40%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (11/23/93)(4)

Institutional Class Return Before Taxes	2.48%	1.89%	5.28%

Institutional Class Return After Taxes on Distributions(1)	0.54%	-0.43%	2.39%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	1.49%	0.38%	2.80%

J.P. Morgan Global Index (Unhedged)(2)	-0.80%	2.42%	4.57%

Lipper Global Income Fund Avg(3)	2.70%	2.87%	4.67%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The J.P. Morgan Global Index (Unhedged) is an unmanaged index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Global Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. It does not take into account sales charges.

(4)	The Fund began operations on 11/23/93. Index comparisons began on 11/30/93.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.40%	0.90%

(1) Other Expenses reflect a 0.40% Administrative Fee paid by Advisor Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$92	$287	$498	$1,108

Prospectus	22

PIMCO Global Bond Fund II	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital	Fund Focus U.S. and hedged non-U.S. intermediate maturity fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. The Fund invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. Investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund’s total assets. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. For periods prior to the inception of Institutional Class shares (2/25/98), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table is based on the performance of the Fund’s Class A shares, which are also offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

23	PIMCO Funds: Pacific Investment Management Series

PIMCO Global Bond Fund II (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	6.47%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’96)	5.39%

	Lowest (2nd Qtr. ’99)	-1.72%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (10/2/95)(4)

Institutional Class Return Before Taxes	10.83%	7.28%	8.99%

Institutional Class Return After Taxes on Distributions(1)	7.46%	3.36%	5.14%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	6.56%	3.83%	5.30%

J.P. Morgan Global Index (Hedged)(2)	6.15%	7.94%	8.44%

Lipper Global Income Fund Avg(3)	2.70%	2.87%	4.36%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The J.P. Morgan Global Index (Hedged) is an unmanaged index representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Global Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. It does not take into account sales charges.

(4)	The Fund began operations on 10/2/95. Index comparisons began on 9/30/95.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.40%	0.90%

(1) Other Expenses reflect a 0.40% Administrative Fee paid by Advisor Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$92	$287	$498	$1,108

Prospectus	24

PIMCO GNMA Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short to intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1-7 years	Credit Quality Baa to Aaa; maximum 10% below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”). The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies within a one- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s or AAA by S&P, subject to a minimum rating of Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk	• Foreign Investment Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

25	PIMCO Funds: Pacific Investment Management Series

PIMCO GNMA Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	7.57%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ‘01)	4.65%

	Lowest (4th Qtr. ‘99)	-0.48%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (7/31/97)

Institutional Class Return Before Taxes	12.09%	8.34%

Institutional Class Return After Taxes on Distributions(1)	9.20%	5.55%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	7.30%	5.27%

Lehman Brothers GNMA Index(2)	8.23%	7.12%

Lipper U.S. Mortgage Fund Avg(3)	7.35%	6.20%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Lehman Brothers GNMA Index is an unmanaged index of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA). The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper U.S. Mortgage Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.35%	0.85%

(1)   Other Expenses reflect a 0.35% Administrative Fee paid by Advisor Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$87	$271	$471	$1,049

Prospectus	26

PIMCO High Yield Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Higher yielding fixed income securities Average Portfolio Duration 2-6 years	Credit Quality B to Aaa; minimum 80% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Fund may invest up to 15% of its total assets in euro-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest up to 25% of its total assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may invest all of its assets in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Foreign Investment Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

27	PIMCO Funds: Pacific Investment Management Series

PIMCO High Yield Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	-8.90%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ‘93)	6.27%

	Lowest (1st Qtr. ‘00)	-2.19%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (12/15/92)(4)

Institutional Class Return Before Taxes	4.99%	5.33%	8.72%

Institutional Class Return After Taxes on Distributions(1)	1.55%	1.76%	4.91%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	3.02%	2.50%	5.13%

Merrill Lynch U.S. High Yield BB-B Rated Index(2)	5.46%	4.01%	7.19%

Lipper High Current Yield Fund Avg(3)	1.79%	1.39%	5.41%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Merrill Lynch U.S. High Yield BB-B Rated Index is an unmanaged index of bonds rated BB and B by Moody’s or S&P. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper High Current Yield Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. It does not take into account sales charges.

(4)	The Fund began operations on 12/15/92. Index comparisons began on 12/31/92.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.35%	0.85%

(1) Other Expenses reflect a 0.35% Administrative Fee paid by Advisor Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$87	$271	$471	$1,049

Prospectus	28

PIMCO Investment Grade Corporate Bond Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Corporate fixed income securities Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

29	PIMCO Funds: Pacific Investment Management Series

PIMCO Investment Grade Corporate Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	6.02%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ‘01)	4.17%

	Lowest (2nd Qtr. ‘01)	-0.10%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (4/28/00)

Institutional Class Return Before Taxes	9.07%	12.25%

Institutional Class Return After Taxes on Distributions(1)	4.45%	7.99%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.71%	7.79%

Lehman Brothers Credit Investment Grade Index(2)	10.39%	11.60%

Lipper Intermediate Investment Grade Debt Fund Average(3)	7.59%	9.72%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Lehman Brothers Credit Investment Grade Index is an unmanaged index comprised of investment grade corporate bonds. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Intermediate Investment Grade Debt Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.35%	0.85%

(1) Other Expenses reflect a 0.35% Administrative Fee paid by Advisor Class shares.
Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$87	$271	$471	$1,049

Prospectus	30

PIMCO Long-Term U.S. Government Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Long-term maturity fixed income securities Average Portfolio Duration ≥ 8 years	Credit Quality A to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. The Fund also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. While PIMCO may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years.

The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody’s or S&P, and may only invest up to 25% of its total assets in securities rated Aa by Moody’s or AA by S&P.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

31	PIMCO Funds: Pacific Investment Management Series

PIMCO Long-Term U.S. Government Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	18.18%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’95)	10.76%

	Lowest (1st Qtr. ’96)	-6.26%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class Return Before Taxes	5.51%	8.80%	9.52%

Institutional Class Return After Taxes on Distributions(1)	2.20%	5.67%	5.63%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	3.70%	5.56%	5.78%

Lehman Long-Term Treasury Index(2)	4.22%	8.36%	8.51%

Lipper General U.S. Government Fund Avg(3)	6.17%	6.35%	6.27%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Lehman Long-Term Treasury Index is an unmanaged index of U.S. Treasury issues with maturities greater than 10 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper General U.S. Government Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. government and agency issues. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.37%	0.87%

(1)   Other Expenses reflect a 0.35% Administrative Fee paid by Advisor Class shares and 0.02% in other expenses estimated to be attributable to Advisor Class shares in the current fiscal year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$89	$278	$482	$1,073

Prospectus	32

PIMCO Low Duration Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity fixed income securities Average Portfolio Duration 1-3 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

33	PIMCO Funds: Pacific Investment Management Series

PIMCO Low Duration Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	5.51%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’95)	3.63%

	Lowest (1st Qtr. ’94)	-0.32%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class Return Before Taxes	8.00%	6.80%	6.78%

Institutional Class Return After Taxes on Distributions(1)	5.50%	4.09%	4.04%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	4.83%	4.08%	4.07%

Merrill Lynch 1–3 Year Treasury Index(2)	8.30%	6.59%	6.09%

Lipper Short Investment Grade Debt Fund Avg(3)	7.24%	5.92%	5.63%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Merrill Lynch 1–3 Year Treasury Index is an unmanaged index of U.S Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.20%	0.70%

(1)   Other Expenses reflect a 0.20% Administrative Fee paid by Advisor Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$72	$224	$390	$871

Prospectus	34

PIMCO Low Duration Fund II	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity fixed income securities Average Portfolio Duration 1-3 years	Credit Quality A to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated A or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

35	PIMCO Funds: Pacific Investment Management Series

PIMCO Low Duration Fund II (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	5.59%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ’95)	3.83%

	Lowest (1st Qtr. ’94)	-0.61%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class Return Before Taxes	8.12%	6.57%	6.27%

Institutional Class Return After Taxes on Distributions(1)	4.76%	3.90%	3.67%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.03%	3.94%	3.74%

Merrill Lynch 1–3 Year Treasury Index(2)	8.30%	6.59%	6.09%

Lipper Short Investment Grade Debt Fund Avg(3)	7.24%	5.92%	5.63%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Merrill Lynch 1–3 Year Treasury Index is an unmanaged index of U.S Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.35%	0.85%

(1)   Other Expenses reflect a 0.35% Administrative Fee paid by Advisor Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$87	$271	$471	$1,049

Prospectus	36

PIMCO Low Duration Fund III	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity fixed income securities Average Portfolio Duration 1-3 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, or the operation of gambling casinos. The Fund will also avoid, to the extent possible on the basis of information available to PIMCO, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

37	PIMCO Funds: Pacific Investment Management Series

PIMCO Low Duration Fund III (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	5.80%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	3.94%

	Lowest (2nd Qtr. ’99)	0.29%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (12/31/96)

Institutional Class Return Before Taxes	8.18%	6.40%	6.40%

Institutional Class Return After Taxes on Distributions(1)	5.82%	3.84%	3.84%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	4.94%	3.84%	3.84%

Merrill Lynch 1–3 Year Treasury Index(2)	8.30%	6.59%	6.59%

Lipper Short Investment Grade Debt Fund Avg(3)	7.24%	5.92%	5.92%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Merrill Lynch 1–3 Year Treasury Index is an unmanaged index of U.S Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.36%	0.86%

(1)   Other Expenses reflect a 0.35% Administrative Fee paid by Advisor Class shares and 0.01% in other expenses estimated to be attributable to Advisor Class shares in the current fiscal year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$88	$274	$477	$1,061

Prospectus	38

PIMCO Moderate Duration Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity fixed income securities Average Portfolio Duration 2-5 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a two- to five-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

39	PIMCO Funds: Pacific Investment Management Series

PIMCO Moderate Duration Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	6.04%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	5.62%

	Lowest (2nd Qtr. ’99)	-0.64%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (12/31/96)

Institutional Class Return Before Taxes	9.40%	7.25%	7.25%

Institutional Class Return After Taxes on Distributions(1)	6.47%	4.45%	4.45%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.80%	4.43%	4.43%

Lehman Brothers Intermediate Government/Credit Bond Index(2)	8.98%	7.09%	7.09%

Lipper Short Intermediate Investment Grade Debt Fund Avg(3)	7.21%	6.08%	6.08%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index of fixed income securities having maturities from 1 to 9.99 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Short Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.30%	0.80%

(1) Other Expenses reflect a 0.30% Administrative Fee paid by Advisor Class shares.
Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$82	$255	$444	$990

Prospectus	40

PIMCO Money Market Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality Minimum 95% rated Prime 1; ≤ 5% Prime 2 Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Fund also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. To obtain the Fund’s current yield, call 1-800-927-4648. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

41	PIMCO Funds: Pacific Investment Management Series

PIMCO Money Market Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	1.17%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’95)	1.72%

	Lowest (4th Qtr. ’01)	0.56%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class	3.95%	5.14%	4.72%

Salomon 3-Month Treasury Bill Index(1)	4.09%	5.01%	4.69%

Lipper Institutional Money Market Fund Average(2)	3.96%	5.16%	4.78%

(1)
The Salomon 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.

(2)
The Lipper Institutional Money Market Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest in high quality financial instruments (rated in the top two grades) with dollar-weighted maturities of less than 90 days. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.15%	0.25%	0.30%	0.70%

(1)   Other Expenses reflect a 0.30% Administrative Fee paid by Advisor Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$72	$224	$390	$871

Prospectus	42

PIMCO Municipal Bond Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal income tax) Average Portfolio Duration 3-10 years	Credit Quality Ba to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or “private activity” bonds. For shareholders subject to the federal alternative minimum tax (“AMT”), distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its net assets in Municipal Bonds or “private activity” bonds which are high yield securities (“junk bonds”) rated at least Ba by Moody’s or BB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State Specific Risk. The average portfolio duration of this Fund normally varies within a three- to ten-year time frame, based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements on U.S. Government Securities and Municipal Bonds, and invest in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Leveraging Risk	• Management Risk • California State Specific Risk • New York State Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

43	PIMCO Funds: Pacific Investment Management Series

PIMCO Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	8.97%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ’01)	3.55%

	Lowest (2nd Qtr. ’99)	-2.36%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (12/31/97)

Institutional Class Return Before Taxes	7.74%	4.96%

Institutional Class Return After Taxes on Distributions(1)	7.40%	4.88%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	6.76%	4.89%

Lehman Brothers General Municipal Bond Index(2)	5.13%	5.19%

Lipper General Municipal Debt Fund Avg(3)	3.90%	3.74%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Lehman Brothers General Municipal Bond Index is an unmanaged index of municipal bonds. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper General Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.30%	0.80%

(1)   Other Expenses reflect a 0.30% Administrative Fee paid by Advisor Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$82	$255	$444	$990

Prospectus	44

PIMCO New York Municipal Bond Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and New York income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax) Average Portfolio Duration 3-12 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Municipal Bonds whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund will invest under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to twelve-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from municipal bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Issuer Non-Diversification Risk	• Leveraging Risk • Management Risk • New York State Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

45	PIMCO Funds: Pacific Investment Management Series

PIMCO New York Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	11.38%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’00)	3.91%

	Lowest (4th Qtr. ’01)	-0.71%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (8/31/99)

Institutional Class Return Before Taxes	6.68%	7.58%

Institutional Class Return After Taxes on Distributions(1)	5.21%	6.77%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	6.26%	6.66%

Lehman Brothers New York Insured Municipal Bond Index(2)	4.59%	6.44%

Lipper New York Intermediate Municipal Debt Fund Avg(3)	3.64%	5.55%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Lehman Brothers New York Insured Municipal Bond Index is an unmanaged index comprised of insured New York Municipal Bond issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper New York Intermediate Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.32%	0.82%

(1)   Other Expenses reflect a 0.32% Administrative Fee paid by Advisor Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$84	$262	$455	$1,014

Prospectus	46

PIMCO Real Return Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks its investment objective by investing under normal circumstances at least 65% of its total assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of June 30, 2002 was 5.68 years.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

47	PIMCO Funds: Pacific Investment Management Series

PIMCO Real Return Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	16.00%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ’01)	5.29%

	Lowest (4th Qtr. ’01)	-1.26%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (1/29/97)(4)

Institutional Class Return Before Taxes	8.70%	7.50%

Institutional Class Return After Taxes on Distributions(1)	5.94%	4.66%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.38%	4.58%

Lehman Global Real: U.S Tips Index(2)	7.90%	5.98%

Lipper Intermediate U.S. Treasury Fund Average(3)	7.43%	6.59%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Advisor Class shares will vary.

(2)
The Lehman Global Real: U.S. TIPS Index is an unmanaged index consisting of the U.S. Treasury Inflation Protected Securities market. Performance information for the index prior to October 1997 is based on the performance information of the Lehman Inflation Notes Index. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Intermediate U.S. Treasury Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. Treasury bills, notes and bonds with dollar weighted average maturities of five to ten years. It does not take into account sales charges.

(4)	The Fund began operations on 1/29/97. Index comparisons began on 1/31/97.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.30%	0.80%

(1)   Other Expenses reflect a 0.30% Administrative Fee paid by Advisor Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$82	$255	$444	$990

Prospectus	48

PIMCO Real Return Fund II	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration See description below	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks its investment objective by investing under normal circumstances at least 65% of its total assets in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of June 30, 2002 was 5.68 years. The Fund may not invest more than 2.5% of its total assets in the securities of a single issuer, except U.S. Government Securities.

The Fund may invest only in investment grade U.S. dollar-denominated securities that are rated at least Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest more than 1% of its total assets in the securities of a single issuer that is rated Baa by Moody’s or BBB by S&P, or if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of non-U.S. issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may not enter into contracts to purchase securities on a forward basis with respect to more than 50% of its total assets.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

49	PIMCO Funds: Pacific Investment Management Series

PIMCO Real Return Fund II (continued)

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.30%	0.80%

(1)	Other Expenses reflect a 0.30% Administrative Fee paid by Advisor Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Advisor	$82	$255

Prospectus	50

PIMCO Real Return Asset Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with prudent investment management	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 20% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks its investment objective by investing under normal circumstances at least 65% of its total assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Lehman U.S. Treasury Inflation Notes 10+ Years Index, which as of June 30, 2002 was 10.36 years.

The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

51	PIMCO Funds: Pacific Investment Management Series

PIMCO Real Return Asset Fund (continued)

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.40%	0.25%	0.35%	1.00%

(1)	Other Expenses reflect a 0.35% Administrative Fee paid by Advisor Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Advisor	$102	$318

Prospectus	52

PIMCO Short Duration Municipal Income Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital.	Fund Focus Short to intermediate maturity municipal securities (exempt from federal income tax) Average Portfolio Duration 0-3 years	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State Specific Risk. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Mortgage Risk • Leveraging Risk	• Management Risk • California State Specific Risk • New York State Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

53	PIMCO Funds: Pacific Investment Management Series

PIMCO Short Duration Municipal Income Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	2.57%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’00)	2.01%

	Lowest (4th Qtr. ’01)	0.75%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (8/31/99)

Institutional Class Return Before Taxes	4.98%	5.11%

Institutional Class Return After Taxes on Distributions(1)	4.83%	5.04%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	4.55%	4.88%

Lehman Brothers 1-Year Municipal Bond Index(2)	5.77%	5.12%

Lipper Short Municipal Debt Fund Avg(3)	4.71%	4.55%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Lehman Brothers 1-Year Municipal Bond Index is an unmanaged index comprised of National Municipal Bond issues having maturities from 1 to 2 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Short Municipal Debt Fund Average is a total performance average of Funds tracked by Lipper, Inc. that invest in municipal debt issues with dollar-weighted maturities of less than three years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Share Classes	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.20%	0.25%	0.29%	0.74%

(1)   Other Expenses reflect a 0.29% Administrative Fee paid by Advisor Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Classes	Year 1	Year 3	Year 5	Year 10

Advisor	$76	$237	$411	$918

Prospectus	54

PIMCO Short-Term Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments and short maturity fixed income securities Average Portfolio Duration 0-1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of this Fund is normally not expected to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 5% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

55	PIMCO Funds: Pacific Investment Management Series

PIMCO Short-Term Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	1.33%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’95)	2.60%

	Lowest (1st Qtr. ’94)	0.19%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class Return Before Taxes	5.65%	6.08%	5.76%

Institutional Class Return After Taxes on Distributions(1)	3.54%	3.64%	3.48%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	3.42%	3.64%	3.48%

Salomon 3-Month Treasury Bill Index(2)	4.09%	5.01%	4.69%

Lipper Ultra-Short Obligation Fund Avg(3)	5.30%	5.57%	5.15%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Salomon 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Ultra-Short Obligation Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.24%	0.74%

(1)   Other Expenses reflect a 0.20% Administrative Fee paid by Advisor Class shares and 0.04% in other expenses estimated to be attributable to Advisor Class shares in the current fiscal year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$76	$237	$411	$918

Prospectus	56

PIMCO StocksPLUS Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities Average Portfolio Duration 0-1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Principal Risks
Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

57	PIMCO Funds: Pacific Investment Management Series

PIMCO StocksPLUS Fund (continued)

Calendar Year Total Returns — Institutional Class

More Recent Return Information

1/1/02 - 9/30/02	-26.82%

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (4th Qtr. ’98)	21.45%

Lowest (3rd Qtr. ’01)	-14.62%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (5/13/93)(4)

Institutional Class Return Before Taxes	-11.47%	10.72%	14.52%

Institutional Class Return After Taxes on Distributions(1)	-11.98%	6.27%	9.35%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-6.97%	7.05%	9.64%

S&P 500 Index(2)	-11.88%	10.70%	13.85%

Lipper Large-Cap Core Fund Average(3)	-13.83%	8.13%	11.52%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Large-Cap Core Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a 3 year weighted basis) of greater than 300% of the dollar weighted median market capitalization of the S&P 400 Mid-Cap Index. It does not take into account sales charges.

(4)	The Fund began operations on 5/13/93. Index comparisons began on 4/30/93.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.40%	0.25%	0.35%	1.00%

(1) Other Expenses reflect a 0.35% Administrative Fee paid by Advisor Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$102	$318	$552	$1,225

Prospectus	58

PIMCO StocksPLUS Total Return Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed income securities Average Portfolio Duration 1-6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies within a one- to six-year timeframe based on PIMCO’s forecast for interest rates.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Principal Risks
Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liqudity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

59	PIMCO Funds: Pacific Investment Management Series

PIMCO StocksPLUS Total Return Fund (continued)

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reduction(2)	Net Fund Operating Expenses

Advisor	0.49%	0.25%	0.75%	1.49%	(0.40)%	1.09%

(1)
Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect a 0.35% Administrative Fee paid by Advisor Class shares and organizational expenses representing the Fund’s organizational expenses as attributed to the class and pro rata Trustee fees.

(2)
PIMCO has contractually agreed, for the Fund's current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for the Advisor Class shares to the extent they would exceed, due to the payment of organizational expenses, 1.09% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Advisor	$111	$432

Prospectus	60

PIMCO Strategic Balanced Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus 45-75% StocksPLUS Fund; 25-55% Total Return Fund Average Portfolio Duration Average of Funds held	Credit Quality Average of Funds held Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by normally investing between 45% and 75% of its total assets in the StocksPLUS Fund and between 25% and 55% of its total assets in the Total Return Fund. The Fund invests all of its assets in shares of the StocksPLUS and Total Return Funds and does not invest directly in stocks or bonds of other issuers.

The StocksPLUS Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Total Return Fund seeks to achieve its investment objective by investing at least 65% of its total assets in a diversified portfolio of Fixed Income Securities of various maturities. Please see the Fund Summaries of the StocksPLUS and Total Return Funds in this prospectus for information on their investment styles and primary investments.

PIMCO determines how the Fund will allocate and reallocate its assets between the StocksPLUS and Total Return Funds according to the Fund’s equity/fixed income allocation targets and ranges. PIMCO does not allocate the Fund’s assets according to a predetermined blend of shares of the StocksPLUS and Total Return Funds. Instead, PIMCO will determine the mix of these Funds appropriate for the Fund based on methodology, developed by PIMCO, that forecasts stages in the business cycle and considers the risk and reward potential of equity and fixed income investments within specific phases of the business cycle.

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objectives by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the StocksPLUS and Total Return Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders.

In addition to the StocksPLUS and Total Return Funds, the Fund may in the future invest in additional PIMCO Funds at the discretion of PIMCO and without shareholder approval.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Allocation Risk	• Underlying Fund Risk

Among the principal risks of investing in the Underlying Funds, and consequently the Fund, which could adversely affect the net asset value, yield and total return of the Fund, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of broad-based securities market indices and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

61	PIMCO Funds: Pacific Investment Management Series

PIMCO Strategic Balanced Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	-14.20%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’97)	12.23%

	Lowest (3rd Qtr. ’01)	-6.57%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (6/28/96)(5)

Institutional Class Return Before Taxes	-2.80%	9.63%	10.64%

Institutional Class Return After Taxes on Distributions(1)	-4.12%	6.41%	7.14%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-1.73%	6.47%	7.14%

S&P 500 Index(2)	-11.88%	10.70%	11.90%

S&P 500 and Lehman Brothers Aggregate Bond Index Blend(3)	-3.71%	9.81%	10.60%

Lipper Balanced Fund Avg(4)	-4.38%	7.65%	8.52%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The index used for the Fund is a static self-blended index consisting 60% of the S&P 500 Composite Stock Price Index and 40% of the Lehman Brothers Aggregate Bond Index. The Fund believes this self-blended index reflects the Fund’s investment strategy more accurately than the S&P 500 Index. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(4)
The Lipper Balanced Fund Average is a total return performance average of Funds tracked by Lipper, Inc., whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. It does not take into account sales charges.

(5)	The Fund began operations on 6/28/96. Index comparisons began on 6/30/96.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Underlying Fund Expenses(2)	Total Annual Fund Operating Expenses

Advisor	None	0.25%	0.15%	0.57%	0.97%

(1) Other Expenses reflect a 0.15% Administrative Fee paid by Advisor Class shares.
(2)   Underlying Fund Expenses for the Fund are estimated based upon a 60%/40% allocation of the Fund’s assets between the StocksPLUS and Total Return Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund Expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see the Fund Summaries of the Underlying Funds.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$99	$309	$536	$1,190

Prospectus	62

PIMCO Total Return Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity fixed income securities Average Portfolio Duration 3-6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

63	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	7.57%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	6.49%

	Lowest (1st Qtr. ’94)	-2.69%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class Return Before Taxes	9.49%	8.15%	8.25%

Institutional Class Return After Taxes on Distributions(1)	6.13%	4.99%	5.04%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.88%	5.00%	5.07%

Lehman Brothers Aggregate Bond Index(2)	8.44%	7.43%	7.23%

Lipper Intermediate Investment Grade Debt Fund Avg(3)	7.59%	6.44%	6.74%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.20%	0.70%

(1)   Other Expenses reflect a 0.20% Administrative Fee paid by Advisor Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$72	$224	$390	$871

Prospectus	64

PIMCO Total Return Fund II	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity fixed income securities Average Portfolio Duration 3-6 years	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

65	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Fund II (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	7.87%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	6.50%

	Lowest (1st Qtr. ’94)	-2.60%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class Return Before Taxes	9.66%	7.90%	7.93%

Institutional Class Return After Taxes on Distributions(1)	6.12%	4.92%	4.99%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	6.03%	4.89%	4.97%

Lehman Brothers Aggregate Bond Index(2)	8.44%	7.43%	7.23%

Lipper Intermediate Investment Grade Debt Fund Avg(3)	7.59%	6.44%	6.74%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.35%	0.85%

(1) Other Expenses reflect a 0.35% Administrative Fee paid by Advisor Class shares.
Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$87	$271	$471	$1,049

Prospectus	66

PIMCO Total Return Fund III	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity fixed income securities Average Portfolio Duration 3-6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, or the operation of gambling casinos. The Fund will also avoid, to the extent possible on the basis of information available to the Adviser, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

67	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Fund III (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	6.35%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	6.72%

	Lowest (1st Qtr. ’94)	-2.68%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class Return Before Taxes	9.98%	7.85%	8.00%

Institutional Class Return After Taxes on Distributions(1)	7.09%	4.82%	4.55%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	6.23%	4.84%	4.73%

Lehman Brothers Aggregate Bond Index(2)	8.44%	7.43%	7.23%

Lipper Intermediate Investment Grade Debt Fund Avg(3)	7.59%	6.44%	6.74%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.35%	0.85%

(1)   Other Expenses reflect a 0.35% Administrative Fee paid by Advisor Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$87	$271	$471	$1,049

Prospectus	68

PIMCO Total Return Mortgage Fund	Ticker Symbol: N/A (Adv. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1-7 years	Credit Quality Baa to Aaa; maximum 10% below Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls). The average portfolio duration of this Fund normally varies within a one- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s or AAA by S&P, subject to a minimum rating of Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk	• Foreign Investment Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Advisor Class shares for a full calendar year. Although Advisor Class and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Institutional Class performance because of the higher expenses paid by Advisor Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

69	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Mortgage Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	7.82%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	4.66%

	Lowest (2nd Qtr. ’99)	-0.13%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (7/31/97)

Institutional Class Return Before Taxes	9.99%	8.31%

Institutional Class Return After Taxes on Distributions(1)	6.30%	5.28%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	6.10%	5.15%

Lehman Brothers Mortgage Index(2)	8.22%	7.12%

Lipper U.S. Mortgage Fund Avg(3)	7.63%	6.28%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)
The Lehman Brothers Mortgage Index is an unmanaged index of mortgage-related fixed income securities. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper U.S. Mortgage Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses

Advisor	0.25%	0.25%	0.35%	0.85%

(1)   Other Expenses reflect a 0.35% Administrative Fee paid by Advisor Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Advisor	$87	$271	$471	$1,049

Prospectus	70

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective.

Interest Rate Risk
As interest rates rise, the value of fixed income securities held by a Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk
A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk
Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Market Risk
The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

71	PIMCO Funds: Pacific Investment Management Series

Derivatives Risk
Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage Risk
A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Foreign (Non-U.S.) Investment Risk
A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

European Concentration Risk
When a Fund concentrates its investments in Europe, it may be affected significantly by economic, regulatory or political developments affecting European issuers. All countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union. Eastern European markets are relatively undeveloped and may be particularly sensitive to economic and political events affecting those countries.

Prospectus	72

Emerging Markets Risk
Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk
Funds that invest directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in the same state.

Leveraging Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Smaller Company Risk
The general risks associated with fixed income securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk
Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

California State-Specific Risk
A Fund that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or

73	PIMCO Funds: Pacific Investment Management Series

interest on their obligations. While California’s economy is broad, its does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State-Specific Risk
A Fund that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Allocation Risk
The All Asset and Strategic Balanced Funds’ investment performance depend upon how their assets are allocated and reallocated between the Underlying Funds according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Fund’s adviser will make less than optimal or poor asset allocation decisions. The advisers attempt to identify allocations for the Underlying Funds that will provide consistent, quality performance for each Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the adviser will focus on an Underlying Fund that performs poorly or underperforms other Funds under various market conditions. You could lose money on your investment in the Funds as a result of these allocation decisions.

Underlying Fund Risks
Because the All Asset and Strategic Balanced Funds invest all of their assets in Underlying Funds, the risks associated with investing in the Funds are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of each Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The All Asset and Strategic Balanced Funds’ net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. To the extent that either Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with each of the Underlying Funds.

Management of the Funds

Investment Adviser and Administrator
PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the All Asset Fund and selects the Underlying Funds in which the All Asset Fund invests.

Prospectus	74

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2002, PIMCO had approximately $301.7 billion in assets under management. Research Affiliates is located at 800 E. Colorado Blvd., 9th Floor, Pasadena, CA 91101.

Advisory Fees
Each Fund, except the Strategic Balanced Fund, pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2002, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees

Money Market Fund	0.15%
Short Duration Municipal Income Fund	0.20%
California Intermediate Municipal Bond, California Municipal Bond, Foreign Bond, Global Bond, Global Bond II, GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Municipal Bond, New York Municipal Bond, Real Return, Real Return II, Short-Term, Total Return, Total Return II, Total Return III and Total Return Mortgage Funds	0.25%
Convertible and StocksPLUS Funds	0.40%
Emerging Markets Bond Fund	0.45%
European Convertible and Real Return Asset* Funds	0.50%

*	Effective October 1, 2002, the investment advisory fee for the Real Return Asset Fund was reduced to an annual rate of 0.40%.

The All Asset, CommodityRealReturn Strategy and StocksPLUS Total Return Funds were not operational during the fiscal year ended March 31, 2002. The investment advisory fees for the All Asset, CommodityRealReturn Strategy and StocksPLUS Total Return Funds are at an annual rate of 0.20%, 0.49% and 0.49%, respectively, based upon the average daily net assets of the Fund. PIMCO pays a fee to Research Affiliates, the asset allocation sub-adviser of the All Asset Fund, at an annual rate of 0.20% of the average daily net assets of the Fund.

Administrative Fees
Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Advisor Class shareholders of each Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for Advisor Class shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Funds will pay PIMCO monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Advisor Class shares):

Fund	Administrative Fees

All Asset and Strategic Balanced Funds	0.15%
Low Duration, Short-Term and Total Return Funds	0.20%
Short Duration Municipal Income Fund	0.29%
Moderate Duration, Money Market, Municipal Bond, Real Return and Real Return II Funds	0.30%
California Intermediate Municipal Bond, California Municipal Bond and New York Municipal Bond Funds	0.32%
CommodityRealReturn Strategy, Convertible, European Convertible, Foreign Bond, GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, Low Duration II, Low Duration III, Real Return Asset, StocksPLUS, StocksPLUS Total Return, Total Return II, Total Return III and Total Return Mortgage Funds	0.35%
Global Bond and Global Bond II Funds	0.40%
Emerging Markets Bond Fund	0.50%

Fund of Funds Fees
The All Asset and Strategic Balanced Funds indirectly pay their proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which each Fund invests. Both Funds pay administrative fees to PIMCO at an annual rate of 0.15% based on the average daily net assets attributable to the Fund’s Advisor Class shares. The Funds also indirectly pay their proportionate share of the administrative fees charged by PIMCO to the Underlying Funds in which each Fund invests.

75	PIMCO Funds: Pacific Investment Management Series

The expenses associated with investing in a “fund of funds” are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” indirectly pay a portion of the fees and expenses charged at the underlying fund level. The Funds invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

PIMCO has broad discretion to allocate and reallocate the Strategic Balanced Fund’s assets among the Underlying Funds consistent with the Fund’s investment objective and policies and asset allocation targets and ranges. Although PIMCO does not charge an investment advisory fee for its asset allocation services for the Strategic Balanced Fund, PIMCO indirectly receives fees (including investment advisory and administrative fees) from the Underlying Funds in which the Fund invests. In this regard, PIMCO has a financial incentive to invest the Fund’s assets in Underlying Funds with higher fees than other Funds, even if it believes that alternate investments would better serve the Fund’s investment program. PIMCO is legally obligated to disregard that incentive in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to the Funds and the Underlying Funds of the Trust.

The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying Funds. Because the All Asset and Strategic Balanced Funds invest in Institutional Class shares of the Underlying Funds, shareholders of each Fund indirectly bear a proportionate share of these expenses, depending upon how each Fund’s assets are allocated from time to time among the Underlying Funds.

Annual Underlying Fund Expenses
(Based on the average daily net assets attributable to a Fund’s Institutional Class Shares)

Underlying Fund	Advisory Fees	Administrative Fees	Total Fund Operating Expenses

California Intermediate Municipal Bond Fund	0.25%	0.22%	0.47%
California Municipal Bond Fund	0.25	0.22	0.47
CommodityRealReturn Strategy Fund	0.49	0.25	0.74
Convertible Fund	0.40	0.25	0.65
Emerging Markets Bond Fund	0.45	0.40	0.85
European Convertible Fund	0.50	0.25	0.75
Foreign Bond Fund	0.25	0.25	0.50
Global Bond Fund	0.25	0.30	0.55
Global Bond Fund II	0.25	0.30	0.55
GNMA Fund	0.25	0.25	0.50
High Yield Fund	0.25	0.25	0.50
Investment Grade Corporate Bond Fund	0.25	0.25	0.50
Long-Term U.S. Government Fund	0.25	0.25	0.50
Low Duration Fund	0.25	0.18	0.43
Low Duration Fund II	0.25	0.25	0.50
Low Duration Fund III	0.25	0.25	0.50
Moderate Duration Fund	0.25	0.20	0.45
Money Market Fund	0.15	0.20	0.35
Municipal Bond Fund	0.25	0.24	0.49
New York Municipal Bond Fund	0.25	0.22	0.47
Real Return Fund	0.25	0.20	0.45
Real Return Fund II	0.25	0.20	0.45
Real Return Asset Fund	0.40	0.25	0.65
Short Duration Municipal Income Fund	0.20	0.19	0.39
Short-Term Fund	0.25	0.20	0.45
StocksPLUS Fund	0.40	0.25	0.65
StocksPLUS Total Return Fund	0.49	0.25	0.74
Total Return Fund	0.25	0.18	0.43
Total Return Fund II	0.25	0.25	0.50
Total Return Fund III	0.25	0.25	0.50
Total Return Mortgage Fund	0.25	0.25	0.50

Prospectus	76

Individual Portfolio Managers
The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience

All Asset	Robert D. Arnott	7/02*	Chief Executive Officer, Research Affiliates LLC. Mr. Arnott is also Chairman of First Quadrant, L.P.

California Intermediate Municipal Bond California Municipal Bond Municipal Bond New York Municipal Bond Short Duration Municipal Income	Mark V. McCray	4/00 5/00* 4/00 4/00 4/00
Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, he was a bond trader from 1992-1999 at Goldman Sachs & Co. where he was appointed Vice President in 1996 and named co-head of municipal bond trading in 1997 with responsibility for the firm’s proprietary account and supervised municipal bond traders.

CommodityRealReturn Strategy Real Return Real Return II Real Return Asset	John B. Brynjolfsson	6/02* 1/97* 2/02* 11/01*	Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since 1992.

Convertible European Convertible	Yuri P. Garbuzov	5/02 5/02	Senior Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 1997, and has managed fixed income accounts for various institutional clients since that time.

Emerging Markets Bond	Mohamed A. El-Erian	8/99
Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1999. Prior to joining PIMCO, he was a Managing Director from 1998-1999 for Salomon Smith Barney/Citibank, where he was head of emerging markets research. Prior to that he was associated with the International Monetary Fund as a Deputy Director and Advisor from 1983-1998.

Foreign Bond Global Bond Global Bond II	Sudi Mariappa	11/00 11/00 11/00
Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, Mr. Mariappa was a Managing Director with Merrill Lynch from 1999-2000. Prior to that, he was associated with Sumitomo Finance International as an Executive Director in 1998, and with Long-term Capital Management as a strategist from 1995-1998.

GNMA Total Return Mortgage	W. Scott Simon	10/01 4/00
Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, he was a Senior Managing Director and co-head of mortgage-backed security pass-through trading at Bear Stearns & Co.

High Yield	Raymond G. Kennedy	4/02	Managing Director, PIMCO. He is a Portfolio Manager and a senior member of PIMCO’s investment strategy group. He joined PIMCO as a Credit Analyst in 1996.

Investment Grade Corporate Bond	Mark Kiesel	11/02
Executive Vice President, PIMCO. He is a Portfolio Manager and a senior member of PIMCO's investment strategy group. He has served as a Portfolio Manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

Long-Term U.S. Government	James M. Keller	4/00	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1996, and has managed fixed income accounts for various institutional clients since that time.

Low Duration Low Duration II Low Duration III Moderate Duration Strategic Balanced StocksPLUS StocksPLUS Total Return Total Return Total Return II Total Return III	William H. Gross	5/87* 10/91* 12/96* 1/98 1/98 1/98 6/02* 5/87* 12/91* 5/91*	Managing Director, Chief Investment Officer and a founding partner of PIMCO. He leads a team which manages the Moderate Duration, Strategic Balanced, StocksPLUS and StocksPLUS Total Return Funds.

Money Market Short-Term	Paul A. McCulley	11/99 8/99
Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-1999, where he managed macro research world-wide.

*    Since inception of the Fund.

Distributor
The Trust’s Distributor is PIMCO Advisors Distributors LLC, an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

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Advisor Class Shares

The Trust offers investors Advisor Class shares of the Funds in this prospectus. With the exception of the CommodityRealReturn Strategy Fund, the Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Advisor Class shares.

•   Service and Distribution (12b-1) Fees—Advisor Class Shares.  The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Advisor Class shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (“1940 Act”), as amended.

Each Plan allows the Funds to use its Advisor Class assets to reimburse financial intermediaries that provide services relating to Advisor Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Advisor Class shares of the Funds as their funding medium and for related expenses.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Advisor Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Advisor Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Advisor Class assets on an ongoing basis, over time they will increase the cost of an investment in Advisor Class shares, and Distribution Plan fees may cost an investor more than other types of sales charges.

•   Arrangements with Service Agents.  Advisor Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Advisor Class shares. PIMCO may make additional payments to service agents. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Purchases, Redemptions and Exchanges

Purchasing Shares
Investors may purchase Advisor Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge.

Advisor Class shares are offered primarily through broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Advisor Class shareholders.

“Wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of the class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party. Shares may be offered to clients of PIMCO and its affiliates, and to the benefit plans of PIMCO and its affiliates.

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•   Investment Minimums.  The minimum initial investment for shares is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Advisor Class shares for its clients through omnibus accounts is $250,000 per Fund.

The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion.

•   Timing of Purchase Orders and Share Price Calculations.  A purchase order received by the Trust’s transfer agent, National Financial Data Services (“Transfer Agent”), prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s NAV. An order received after the close of regular trading on the New York Stock Exchange will be effected at the NAV determined on the next business day. However, orders received by certain financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

•   Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-927-4648.

Except as described below, an investor may purchase Advisor Class shares only by wiring federal funds to the Trust’s Transfer Agent, National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, and amount being wired.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO or one of its affiliates, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

•   Additional Investments.  An investor may purchase additional Advisor Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

•   Other Purchase Information.  Purchases of a Fund’s Advisor Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

An investor should invest in the Funds for long-term investment purposes only. The Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Advisor Class shares of the Trust are not qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor’s state of residence.

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Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

Redeeming Shares
•   Redemptions by Mail.  An investor may redeem (sell) Advisor Class shares by submitting a written request to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

•   Redemptions by Telephone or Other Wire Communication.  An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-725-6830, by sending an e-mail to shareholder.services@pimco.com, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or by e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone, or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier.

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•   Timing of Redemption Requests and Share Price Calculations.  A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name, and must be executed or initiated by the appropriate signatories.

•   Other Redemption Information.  Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Exchange Privilege
An investor may exchange Advisor Class shares of a Fund for shares of the same class of any other Fund of the Trust that offers that class based on the respective NAVs of the shares involved. An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648.

An investor may exchange shares only with respect to Funds that are registered in the investor’s state of residence or where an exemption from registration is available. An exchange order is treated the same for tax purposes as a redemption followed by a purchase and may result in a capital gain or loss, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this prospectus and “Taxation” in the Statement of Additional Information.

81	PIMCO Funds: Pacific Investment Management Series

The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of “market-timing” strategies may be deemed by PIMCO to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of “round trip” exchanges investors may make. An investor makes a “round trip” exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund, and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 30 days’ prior notice whenever it is reasonably able to do so.

Special Redemption and Exchange Fee for the CommodityRealReturn Strategy Fund
The CommodityRealReturn Strategy Fund imposes a fee of 0.25%, payable to the Fund, on redemption and exchange orders. The Trust will waive the fee on any redemption or exchange order received directly by the Trust, prior to 1:00 p.m. Eastern time, from shareholders that hold their shares directly with the Trust. Redemptions and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the redemption fee against such shareholders will not be subject to the redemption fee. The Trust may eliminate or modify the redemption fee or waivers at any time.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Advisor Class shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Except for the Money Market Fund, for purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

The Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds

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normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Monthly	Declared and Paid Quarterly

Fixed Income Funds	•

All Asset, CommodityRealReturn Strategy, Convertible, European Convertible, StocksPLUS, StocksPLUS Total Return and Strategic Balanced Funds		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions. Shareholders do not pay any sales charges on shares received through the reinvestment of Fund distributions.

Tax Consequences

•   Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

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Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

•   Taxes on Redemption or Exchanges of Shares.  Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•   A Note on the CommodityRealReturn Strategy, Real Return, Real Return II and Real Return Asset Funds.     Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

•   A Note on the Municipal Funds.  Dividends paid to shareholders of the Municipal Funds and derived from Municipal Bond interest are expected to be designated by the Funds as “exempt-interest dividends” and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for “exempt-interest dividends” from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes although the California Intermediate Municipal Bond Fund, the California Municipal Bond Fund, and the New York Municipal Bond Fund intend to arrange their affairs so that a portion of such distributions will be exempt from state taxes in the respective state. Each Municipal Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. The interest on “private activity” bonds is a tax-preference item for purposes of the federal alternative minimum tax. As a result, for shareholders that are subject to the alternative minimum tax, income derived from “private activity” bonds will not be exempt from federal income tax. The Municipal Funds seek to produce income that is generally exempt from federal income tax and will not benefit investors in tax-sheltered retirement plans or individuals not subject to federal income tax. Further, the California Intermediate Municipal Bond, the California Municipal Bond, and the New York Municipal Bond Funds seek to produce income that is generally exempt from the relevant state’s income tax and will not benefit individuals that are not subject to that state’s income tax.

•   A Note on Fund of Funds.  The All Asset and Strategic Balanced Funds’ use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

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Characteristics and Risks of
Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

The All Asset and Strategic Balanced Funds invest their assets in shares of the Underlying Funds, and as such do not invest directly in the securities described below. The Underlying Funds, however, may invest in such securities. Because the value of an investment in the All Asset and Strategic Balanced Funds are directly related to the investment performance of the Underlying Funds in which they invest, the risks of investing in these Funds are closely related to the risks associated with the Underlying Funds and their investments in the securities described below.

Securities Selection
Most of the Funds in this prospectus seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities
U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds
Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Funds may invest include municipal lease obligations. The Funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

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The Funds may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage-Related and Other Asset-Backed Securities
Each Fund may invest in mortgage- or other asset-backed securities. Except for the California Intermediate Municipal Bond, California Municipal Bond, Convertible, European Convertible, Money Market, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds, each Fund may invest all of its assets in such securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. A Fund may not invest more than 5% of its total assets in any combination of IO, PO, or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments
Certain Funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

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High Yield Securities
Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. The Emerging Markets Bond Fund may invest in securities that are in default with respect to the payment of interest or repayment of principal, or presenting an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and (except the Money Market Fund) engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. Each Fund (except the Money Market Fund) may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Fund may not invest more than 5% of its total assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-Indexed Bonds
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure
Each Fund (except the Money Market Fund) may obtain event-linked exposure by investing in “event-linked bonds,” “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomenon, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities
Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to

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changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

While the Fixed Income Funds intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

•   Emerging Market Securities.  Each Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Long-Term U.S. Government, Low Duration II, Money Market, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Total Return II Funds) may invest up to 10% of its total assets (5% in the case of the Low Duration, Low Duration III and Short-Term Funds) in securities of issuers based in countries with developing (or “emerging market”) economies. The Emerging Markets Bond Fund may invest without limit in such securities.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of

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securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Total Return II Funds) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Foreign (Non-U.S.) Currencies
A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

•   Foreign Currency Transactions.  Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a

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basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by PIMCO to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements
Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings
Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Derivatives
Each Fund (except the Money Market Fund) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). Each Fund (except the Money Market Fund) may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

•     A Note on the CommodityRealReturn Strategy Fund.  While each Fund (except the Money Market Fund) may invest in the following types of derivative instruments, the CommodityRealReturn Strategy Fund typically will seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, swap transactions, or index-linked and commodity-linked “structured” notes.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A Fund bears the risk that the counterparty could default under a swap agreement. Further, certain Funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note.

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The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose a Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, a Fund may receive more or less principal that it originally invested. A Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

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Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Delayed Funding Loans and Revolving Credit Facilities
The Funds (except the Money Market and Municipal Bond Funds) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions
Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies
The All Asset and Strategic Balanced Funds invest substantially all of their assets in other investment companies. The Strategic Balanced Fund’s investment in a particular Underlying Fund normally will exceed 25% of its total assets. The All Asset Fund’s investment in a particular Underlying Fund normally will not exceed 50% of its total assets. Each other Fund may invest up to 10% of its total assets in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund.

Short Sales
Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid Securities
Each Fund may invest up to 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of

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illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities
For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover
The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

With respect to the Strategic Balanced Fund, the adviser to the Fund does not expect to reallocate the Fund’s assets among the Underlying Funds on a frequent basis so the portfolio turnover rate for the Fund is expected to be modest (i.e., less than 50%) in comparison to most mutual funds. With respect to the All Asset Fund, the asset allocation sub-adviser to the Fund expects portfolio turnover to be, on average, approximately 100% per year. In addition, the Funds indirectly bear the expenses associated with portfolio turnover of the Underlying Funds, which may have fairly high portfolio turnover rates (i.e., in excess of 100%). Shareholders in the Funds may also bear expenses directly or indirectly through sales of securities held by the Fund and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term capital gains taxed at ordinary income tax rates when distributed to shareholders who are individuals.

Temporary Defensive Strategies
For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies
The investment objective of the Global Bond Fund II may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. For each Fund that has adopted a policy to invest at least 80% of its assets in investments suggested by its name, the term “assets” means net assets plus the amount of borrowings for investment purposes.

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Credit Ratings and Unrated Securities
Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques
The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

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Financial Highlights

The Advisor Class shares of the Funds do not have a full calendar year of performance. Thus, no financial highlights information is included for the Funds.

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Appendix A
Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.

Following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.
Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

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Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or  NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Prospectus	A-	2

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Service
Corporate and Municipal Bond Ratings
Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

A-3	PIMCO Funds: Pacific Investment Management Series

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

Prospectus A-4

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

A-5	PIMCO Funds: Pacific Investment Management Series

PIMCO Funds: Pacific Investment Management Series

INVESTMENT ADVISER AND ADMINISTRATOR
PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660

CUSTODIAN
State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT
National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL
Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C. 20006

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Funds’ annual report discusses the market conditions and invest-ment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

PIMCO Funds: Pacific Investment Management Series
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

Reference the Trust’s Investment Company Act file number in your correspondence.

Investment Company Act file number: 811-5028

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

15-21340-00

12.31.02

PIMCO Bond Funds

Share Class	SHORT DURATION BOND FUNDS	MORTGAGE-BACKED BOND FUNDS
R
Money Market Fund
Short-Term Fund
Low Duration Fund

INTERMEDIATE DURATION BOND FUNDS
Total Return Fund

LONG DURATION BOND FUNDS
Long-Term U.S. Government
Fund

INTERNATIONAL BOND FUNDS
Global Bond Fund II
Foreign Bond Fund
Emerging Markets Bond Fund

HIGH YIELD BOND FUNDS
High Yield Fund

GNMA Fund
Total Return Mortgage Fund

REAL RETURN BOND FUNDS
Real Return Fund
CommodityRealReturn
Strategy Fund

CONVERTIBLE FUNDS
Convertible Fund

BALANCED FUNDS
Strategic Balanced Fund

EQUITY-RELATED FUNDS
StocksPLUS Fund

This cover is not part of the Prospectus.

PIMCO Funds Prospectus

PIMCO Funds: Pacific Investment Management Series
December 31, 2002
Share Class
R

This prospectus describes 16 mutual funds offered by PIMCO Funds: Pacific Investment Management Series. The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of September 30, 2002, PIMCO managed approximately $301.7 billion in assets.

This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4. Following the table are certain key concepts which are used throughout the prospectus.

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)

Short Duration Bond Funds	Money Market	Money market instruments	≤ 90 days dollar-weighted average maturity	Min 95% Prime 1; ≤ 5% Prime 2	0%

	Short-Term	Money market instruments and short maturity fixed income securities	0–1 year	B to Aaa; max 10% below Baa	0–5%(3)

	Low Duration	Short maturity fixed income securities	1–3 years	B to Aaa; max 10% below Baa	0–20%(3)

Intermediate Duration Bond Funds	Total Return	Intermediate maturity fixed income securities	3–6 years	B to Aaa; max 10% below Baa	0–20%(3)

Long Duration Bond Funds	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%

International Bond Funds	Global Bond II	U.S. and hedged non-U.S. intermediate maturity fixed income securities	3–7 years	B to Aaa; max 10% below Baa	25–75%(5)

	Foreign Bond	Intermediate maturity hedged non-U.S. fixed income securities	3–7 years	B to Aaa; max 10% below Baa	≥ 80%(5)

	Emerging Markets Bond	Emerging market fixed income securities	0–8 years	Max 15% below B	≥ 80%(5)

High Yield Bond Funds	High Yield	Higher yielding fixed income securities	2–6 years	B to Aaa; min 80% below Baa	0–15%(4)

Mortgage-Backed Bond Funds	GNMA Fund	Short to intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% below Aaa	0%

	Total Return Mortgage	Short to intermediate maturity mortgage-related fixed income securities	1–7 years	Baa to Aaa; max 10% below Aaa	0%

Real Return Funds	Real Return	Inflation-indexed fixed income securities	+/– 2 years of its Index	B to Aaa; max 10% below Baa	0–20%(3)

	CommodityReal- Return Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income securities	0–10 years	B to Aaa; max 10% below Baa	0–20%(3)

Convertible Funds	Convertible	Convertible securities	N/A	Caa to Aaa; max 40% below Baa and 10% below B	0–20%(3)

Balanced Funds	Strategic Balanced	45–75% in the StocksPLUS Fund; 25–55% in the Total Return Fund	Average of Funds held(6)	Average of Funds held(6)	Average of Funds held(6)

Equity-Related Funds	StocksPLUS	S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities	0–1 year	B to Aaa; max 10% below Baa	0–20%(3)

(1)	As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Service (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.
(2)	Each Fund (except the Long-Term U.S. Government Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
(3)	The percentage limitation relates to non-U.S. dollar-denominated securities.
(4)	The percentage limitation relates to euro-denominated securities.
(5)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(6)	The Fund does not invest in securities directly, but in other PIMCO Funds.

2	PIMCO Funds: Pacific Investment Management Series

Summary Information (continued)

Fixed Income Instruments
The “Fixed Income Funds” are the Emerging Markets Bond, Foreign Bond, Global Bond II, GNMA, High Yield, Long-Term U.S. Government, Low Duration, Money Market, Real Return, Short-Term, Total Return Mortgage and Total Return Funds. Each Fixed Income Fund differs from the others primarily in the length of the Fund’s duration or the proportion of its investments in certain types of fixed income securities. Each Fixed Income Fund invests in “Fixed Income Instruments,” which as used in this prospectus includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Duration
Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Credit Ratings
In this prospectus, references are made to credit ratings of debt securities which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as S&P or Moody’s. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.”

Fund Descriptions, Performance and Fees
The Funds provide a broad range of investment choices. The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	3

PIMCO CommodityRealReturn Strategy Fund

Principal Investments and Strategies	Investment Objective Seeks maximum real return consistent with prudent investment management	Fund Focus Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income securities Average Portfolio Duration 0-10 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes. The Fund invests in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Fund typically will seek to gain exposure to the commodity markets by investing in commodity swap agreements. In a typical commodity swap agreement, the Fund will receive the price appreciation (or depreciation) of a commodity index, a portion of an index, or a single commodity, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Assets not invested in commodity-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

4	PIMCO Funds: Pacific Investment Management Series

PIMCO CommodityRealReturn Strategy Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses	Expense Reduction(4)	Net Fund Operating Expenses

Class R	0.49%	0.50%	0.90%	1.89%	(0.40)%	1.49%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)
Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(3)	Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect a 0.50% Administrative Fee paid by Class R shares.
(4)
PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for the Class R shares to the extent they would exceed, due to the payment of organizational expenses, 1.49% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3

Class R	$152	$471

Prospectus	5

PIMCO Convertible Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management Fund Category Convertible	Fund Focus Convertible securities Average Portfolio Duration N/A	Credit Quality Caa to Aaa; maximum 40% below Baa and 10% below B Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities. Convertible securities, which are issued by companies of all sizes and market capitalizations include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund invests primarily in investment grade debt securities, but may invest up to 40% of its total assets in high yield securities (“junk bonds”) rated Caa or higher by Moody’s or CCC or higher by S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may only invest up to 10% of its total assets in convertible securities rated Caa or CCC or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 20% of its total assets in common stock or in other Fixed Income Instruments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, and may invest in asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Smaller Company Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund’s Institutional Class shares, adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	PIMCO Funds: Pacific Investment Management Series

PIMCO Convertible Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	-10.20%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ’00)	12.98%

	Lowest (1st Qtr. ‘01)	-12.33%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (3/31/99)

Institutional Class Return Before Taxes	-13.78%	7.38%

Institutional Class Return After Taxes on Distributions(1)	-15.64%	5.26%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-8.40%	4.99%

Class R Return Before Taxes	-14.34%	6.69%

First Boston Convertible Bond Index(2)	-6.45%	6.22%

Lipper Convertible Securities Fund Avg(3)	-7.69%	6.30%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.

(2)
The First Boston Convertible Bond Index is an unmanaged marked index comprised of convertible bonds. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Convertible Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in convertible bonds and/or convertible preferred stock. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses

Class R	0.40%	0.50%	0.47%	1.37%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)
Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(3)	Other Expenses reflect a 0.40% Administrative Fee paid by Class R shares and 0.07% in other expenses estimated to be attributable to Class R shares in the current fiscal year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Class R	$139	$434	$750	$1,646

Prospectus	7

PIMCO Emerging Markets Bond Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category International Bond	Fund Focus Emerging market fixed income securities Average Portfolio Duration 0–8 years	Credit Quality Maximum 15% below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S. dollar. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The average portfolio duration of the Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

PIMCO has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, PIMCO generally considers an emerging securities market to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in securities whose return is based on the return of an emerging securities market, such as a derivative instrument, rather than investing directly in securities of issuers from emerging markets.

The Fund may invest substantially all of its assets in high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s or by S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Foreign Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund’s Institutional Class shares, adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	PIMCO Funds: Pacific Investment Management Series

PIMCO Emerging Markets Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	-3.58%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘01)	13.10%

	Lowest (3rd Qtr. ‘98)	-21.05%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (7/31/97)

Institutional Class Return Before Taxes	28.17%	11.13%

Institutional Class Return After Taxes on Distributions(1)	21.17%	5.74%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	16.85%	5.97%

Class R Return Before Taxes	27.43%	10.47%

J.P. Morgan Emerging Markets Bond Index Plus(2)	-0.77%	4.58%

Lipper Emerging Market Debt Fund Avg(3)	11.53%	3.34%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.

(2)
The J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged index which tracks the total returns for external-currency denominated debt instruments of emerging markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Emerging Market Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses

Class R	0.45%	0.50%	0.57%	1.52%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)   Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)   Other Expenses reflect a 0.55% Administrative Fee paid by Class R shares and 0.02% in other expenses estimated to be attributable to Class R shares in the current fiscal year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Class R	$155	$480	$829	$1,813

Prospectus	9

PIMCO Foreign Bond Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category International Bond	Fund Focus Intermediate maturity hedged non-U.S. fixed income securities Average Portfolio Maturity 3–7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies or baskets of foreign currencies (such as the euro). The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of the Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund’s Institutional Class shares, adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	PIMCO Funds: Pacific Investment Management Series

PIMCO Foreign Bond Fund (continued)

Calendar Year Total Returns — Institutional Class

	More Recent Return Information

	1/1/02 - 9/30/02	4.71%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’95)	7.23%

	Lowest (1st Qtr. ’94)	-4.22%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (12/2/92)(4)

Institutional Class Return Before Taxes	8.96%	7.95%	9.69%

Institutional Class Return After Taxes on Distributions(1)	6.82%	4.80%	5.99%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.41%	4.77%	5.92%

Class R Return Before Taxes	8.21%	7.21%	8.92%

J.P. Morgan Non-U.S. Index (Hedged)(2)	6.05%	8.27%	8.83%

Lipper International Income Fund Avg(3)	0.66%	2.00%	5.70%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.

(2)
The J.P. Morgan Non-U.S. Index (Hedged) in an unmanaged index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper International Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. It does not take into account sales charges.

(4)	The Fund commenced operations 12/2/92. Index comparisons begin on 11/30/92.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses

Class R	0.25%	0.50%	0.46%	1.21%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)
Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(3)	Other Expenses reflect a 0.45% Administrative Fee paid by Class R shares and 0.01% in other expenses estimated to be attributable to Class R shares in the current fiscal year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Class R	$123	$384	$665	$1,466

Prospectus	11

PIMCO Global Bond Fund II

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital Fund Category International Bond	Fund Focus U.S. and hedged non-U.S. intermediate maturity fixed income securities Average Portfolio Duration 3–7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. The Fund invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. Investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund’s total assets. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown. The returns in the bar chart do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance in the Average Annual Total Returns table reflects the impact of sales charges. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund’s Class A shares, adjusted to reflect sales charges (loads), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Class A and Class R shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class R performance would be lower than Class A performance because of the lower expenses. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	PIMCO Funds: Pacific Investment Management Series

PIMCO Global Bond Fund II (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/02–9/30/02	6.15%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (07/01/96–09/30/96)	5.29%

	Lowest (04/01/99–06/30/99)	-1.82%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Year	Fund Inception (10/2/95)(3)

Class A Return Before Taxes	5.42%	5.88%	7.77%

Class A Return After Taxes on Distributions(1)	2.38%	2.18%	4.12%

Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	3.27%	2.80%	4.40%

Class R Return Before Taxes	10.12%	6.59%	8.31%

J.P. Morgan Global Index (Hedged)(2)	6.15%	7.94%	8.44%

Lipper Global Income Fund Avg(3)	2.70%	2.87%	4.36%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class R shares will vary.

(2)
The J.P. Morgan Global Index (Hedged) is an unmanaged index representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Global Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. It does not take into account sales charges.

(4)	The Fund commenced operations on 10/2/95. Index comparisons begin on 9/30/95.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses

Class R	0.25%	0.50%	0.46%	1.21%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)   Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)   Other Expenses reflect a 0.45% Administrative Fee paid by Class R shares and 0.01% in other expenses estimated to be attributable to Class R shares in the current fiscal year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Class R	$123	$384	$665	$1,466

Prospectus	13

PIMCO GNMA Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Mortgage-Backed Bond	Fund Focus Short to intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1–7 years	Credit Quality Baa to Aaa; maximum 10% below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”). The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies within a one- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s or AAA by S&P, subject to a minimum rating of Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk	• Foreign Investment Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund’s Institutional Class shares, adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	PIMCO Funds: Pacific Investment Management Series

PIMCO GNMA Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	7.57%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ‘01)	4.65%

	Lowest (4th Qtr. ‘99)	-0.48%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (7/31/97)

Institutional Class Return Before Taxes	12.09%	8.34%

Institutional Class Return After Taxes on Distributions(1)	9.20%	5.55%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	7.30%	5.27%

Class R Return Before Taxes	11.40%	7.67%

Lehman Brothers GNMA Index(2)	8.23%	7.12%

Lipper U.S. Mortgage Fund Avg(3)	7.35%	6.20%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.

(2)
The Lehman Brothers GNMA Index is an unmanaged index of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA). The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper U.S. Mortgage Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses

Class R	0.25%	0.50%	0.41%	1.16%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)   Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)   Other Expenses reflect a 0.40% Administrative Fee paid by Class R shares and 0.01% in other expenses estimated to be attributable to Class R shares in the current fiscal year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Class R	$118	$368	$638	$1,409

Prospectus	15

PIMCO High Yield Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category High Yield Bond	Fund Focus Higher yielding fixed income securities Average Portfolio Duration 2–6 years	Credit Quality B to Aaa; minimum 80% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Fund may invest up to 15% of its total assets in euro-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest up to 25% of its total assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may invest all of its assets in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase, and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Foreign Investment Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund’s Institutional Class shares, adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	PIMCO Funds: Pacific Investment Management Series

PIMCO High Yield Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	-8.90%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ‘93)	6.27%

	Lowest (1st Qtr. ‘00)	-2.19%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (12/15/92)(4)

Institutional Class Return Before Taxes	4.99%	5.33%	8.72%

Institutional Class Return After Taxes on Distributions(1)	1.55%	1.76%	4.91%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	3.02%	2.50%	5.13%

Class R Return Before Taxes	4.32%	4.65%	8.01%

Merrill Lynch U.S. High Yield BB-B Rated Index(2)	5.46%	4.01%	7.19%

Lipper High Current Yield Fund Avg(3)	1.79%	1.39%	5.41%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.

(2)
The Merrill Lynch U.S. High Yield BB-B Rated Index is an unmanaged index of bonds rated BB and B by Moody’s or S&P. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper High Current Yield Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. It does not take into account sales charges.

(4)	The Fund commenced operations on 12/15/92. Index comparisons begin on 12/31/92.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses

Class R	0.25%	0.50%	0.40%	1.15%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)   Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)   Other Expenses reflect a 0.40% Administrative Fee paid by Class R shares.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Class R	$117	$365	$633	$1,398

Prospectus	17

PIMCO Long-Term U.S. Government Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Long Duration Bond	Fund Focus Long-term maturity fixed income securities Average Portfolio Duration ≥ 8 years	Credit Quality A to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. The Fund also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. While PIMCO may invest in derivatives any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years.
The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody’s or S&P, and may only invest up to 25% of its total assets in securities rated Aa by Moody’s or AA by S&P.
The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund’s Institutional Class shares, adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18	PIMCO Funds: Pacific Investment Management Series

PIMCO Long-Term U.S. Government Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	18.18%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’95)	10.76%

	Lowest (1st Qtr. ’96)	-6.26%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class Return Before Taxes	5.51%	8.80%	9.52%

Institutional Class Return After Taxes on Distributions(1)	2.20%	5.67%	5.63%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	3.70%	5.56%	5.78%

Class R Return Before Taxes	4.84%	8.10%	8.81%

Lehman Long-Term Treasury Index(2)	4.22%	8.36%	8.51%

Lipper General U.S. Government Fund Avg(3)	6.17%	6.35%	6.27%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.

(2)
The Lehman Long-Term Treasury Index is an unmanaged index of U.S. Treasury issues with maturities greater than 10 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper General U.S. Government Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. government and agency issues. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses

Class R	0.25%	0.50%	0.42%	1.17%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)   Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)   Other Expenses reflect a 0.40% Administrative Fee paid by Class R shares and 0.02% in other expenses estimated to be attributable to Class R shares in the current fiscal year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Class R	$119	$372	$644	$1,420

Prospectus	19

PIMCO Low Duration Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Short Duration Bond	Fund Focus Short maturity fixed income securities Average Portfolio Duration 1–3 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund’s Institutional Class shares, adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	PIMCO Funds: Pacific Investment Management Series

PIMCO Low Duration Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	5.51%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’95)	3.63%

	Lowest (1st Qtr. ’94)	-0.32%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class Return Before Taxes	8.00%	6.80%	6.78%

Institutional Class Return After Taxes on Distributions(1)	5.50%	4.09%	4.04%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	4.83%	4.08%	4.07%

Class R Return Before Taxes	7.23%	6.03%	6.02%

Merrill Lynch 1-3 Year Treasury Index(2)	8.30%	6.59%	6.09%

Lipper Short Investment Grade Debt Fund Avg(3)	7.24%	5.92%	5.63%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.

(2)
The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of U.S Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses

Class R	0.25%	0.50%	0.40%	1.15%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)   Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)   Other Expenses reflect a 0.40% Administrative Fee paid by Class R shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Class R	$117	$365	$633	$1,398

Prospectus	21

PIMCO Money Market Fund

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity Fund Category Short Duration Bond	Fund Focus Money market instruments Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality Minimum 95% rated Aaa or Prime 1; ≤ 5% Aa or Prime 2 Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Fund also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund’s Institutional Class shares, adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. To obtain the Fund's current yield, call 1-800-927-4648. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22	PIMCO Funds: Pacific Investment Management Series

PIMCO Money Market Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	1.17%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’95)	1.72%

	Lowest (4th Qtr. ’01)	0.56%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class	3.95%	5.14%	4.72%

Class R	3.79%	4.98%	4.56%

Salomon Brothers 3-month Treasury Bill Index(1)	4.09%	5.01%	4.69%

Lipper Money Market Fund Avg(2)	3.44%	4.71%	4.40%

(1)
The Salomon Brothers 3-month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.

(2)
The Lipper Money Market Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest in high quality financial instruments (rated in the top two grades) with dollar-weighted average maturities of less than 90 days. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses

Class R	0.15%	0.50%	0.40%	1.05%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)   Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)   Other Expenses reflect a 0.40% Administrative Fee paid by Class R shares.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Class R	$107	$334	$579	$1,283

Prospectus	23

PIMCO Real Return Fund

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management Fund Category Inflation-Indexed Bond	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration ± 2 years of its Index	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks its investment objective by investing under normal circumstances at least 65% of its total assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of June 30, 2002 was 5.68 years.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivative Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund’s Institutional Class shares, adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	PIMCO Funds: Pacific Investment Management Series

PIMCO Real Return Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	16.00%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1st Qtr. ’01)	5.29%

	Lowest (4th Qtr. ’01)	-1.26%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (1/29/97)(4)

Institutional Class Return Before Taxes	8.70%	7.50%

Institutional Class Return After Taxes on Distributions(1)	5.94%	4.66%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.38%	4.58%

Class R Return Before Taxes	7.94%	6.76%

Lehman Global Real: U.S. TIPS Index(2)	7.90%	5.98%

Lipper Intermediate U.S Treasury Fund Avg(3)	7.43%	6.59%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.

(2)
The Lehman Global Real: U.S. TIPS Index is an unmanaged index consisting of the U.S. Treasury Inflation Protected Securities market. Performance information for the index prior to 1997 is based on the performance information of the Lehman Inflation Notes Index. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Intermediate U.S. Treasury Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. Treasury bills, notes and bonds with dollar weighted average maturities of five to ten years. It does not take into account sales charges.

(4)	The Fund began operations on 1/29/97. Index comparisons began on 1/31/97.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses

Class R	0.25%	0.50%	0.40%	1.15%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)
Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(3)	Other Expenses reflect a 0.40% Administrative Fee paid by Class R shares.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Class R	$117	$365	$633	$1,398

Prospectus	25

PIMCO Short-Term Fund

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity Fund Category Short Duration Bond	Fund Focus Money market instruments and short maturity fixed income securities Average Portfolio Duration 0–1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally does not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 5% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund’s Institutional Class shares, adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

26	PIMCO Funds: Pacific Investment Management Series

PIMCO Short-Term Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	1.33%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ’95)	2.60%

	Lowest (1st Qtr. ’94)	0.19%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class Return Before Taxes	5.65%	6.08%	5.76%

Institutional Class Return After Taxes on Distributions(1)	3.54%	3.64%	3.48%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	3.42%	3.64%	3.48%

Class R Return Before Taxes	5.12%	5.55%	5.24%

Salomon Brothers 3-month Treasury Bill Index(2)	4.09%	5.01%	4.69%

Lipper Ultra-Short Obligations Fund Avg(3)	5.30%	5.57%	5.15%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.

(2)
The Salomon Brothers 3-month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Ultra-Short Obligations Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses

Class R	0.25%	0.50%	0.47%	1.22%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)   Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)   Other Expenses reflect a 0.40% Administrative Fee paid by Class R shares and 0.07% in other expenses estimated to be attributable to Class R shares in the current fiscal year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Class R	$124	$387	$670	$1,477

Prospectus	27

PIMCO StocksPLUS Fund

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500 Fund Category Enhanced Index Stock	Fund Focus S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities Average Portfolio Duration 0–1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Principal Risks
Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund’s Institutional Class shares, adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

28	PIMCO Funds: Pacific Investment Management Series

PIMCO StocksPLUS Fund (continued)

Calendar Year Total Returns — Institutional Class

More Recent Return Information

1/1/02 - 9/30/02	-26.82%

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (4th Qtr. ’98)	21.45%

Lowest (3rd Qtr. ’01)	-14.62%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (5/13/93)(4)

Institutional Class Return Before Taxes	-11.47%	10.72%	14.52%

Institutional Class Return After Taxes on Distributions(1)	-11.98%	6.27%	9.35%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-6.97%	7.05%	9.64%

Class R Return Before Taxes	-12.05%	10.01%	13.78%

S&P 500 Index(2)	-11.88%	10.70%	13.85%

Lipper Large-Cap Core Fund Average(3)	-13.83%	8.13%	11.52%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.

(2)
The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Large-Cap Core Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalization (on a 3 year weighted basis) of greater than 300% of the dollar weighted median market capitalization of the S&P 400 Mid-Cap Index. It does not take into account sales charges.

(4)	The Fund began operations on 5/13/93. Index comparisons began on 4/30/93.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses

Class R	0.40%	0.50%	0.41%	1.31%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)   Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)   Other Expenses reflect a 0.40% Administrative Fee paid by Class R shares and 0.01% in other expenses estimated to be attributable to Class R shares in the current fiscal year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Class R	$133	$415	$718	$1,579

Prospectus	29

PIMCO Strategic Balanced Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Stock and Bond	Fund Focus 45–75% StocksPLUS Fund; 25–55% Total Return Fund Average Portfolio Duration Average of Funds held	Credit Quality Average of Funds held Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by normally investing between 45% and 75% of its total assets in the StocksPLUS Fund and between 25% and 55% of its total assets in the Total Return Fund (collectively, the “Underlying Funds”). The Fund invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers.

The StocksPLUS Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Total Return Fund seeks to achieve its investment objective by investing at least 65% of its total assets in a diversified portfolio of Fixed Income Securities of various maturities. Please see the Fund Summaries of the StocksPLUS and Total Return Funds in this prospectus for information on its investment style and primary investments.

PIMCO determines how the Fund will allocate and reallocate its assets between the Underlying Funds according to the Fund’s equity/fixed income allocation targets and ranges. PIMCO does not allocate the Fund’s assets according to a predetermined blend of shares of the Underlying Funds. Instead, PIMCO will determine the mix of Underlying Funds appropriate for the Fund based on methodology, developed by PIMCO, that forecasts stages in the business cycle and considers the risk and reward potential of equity and fixed income investments within specific phases of the business cycle.

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objectives by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to the StocksPLUS and Total Return Funds, the Fund may in the future invest in additional PIMCO Funds at the discretion of PIMCO and without shareholder approval.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund, are:

• Allocation Risk	• Underlying Fund Risk

Among the principal risks of investing in the Underlying Funds, and consequently the Fund, which could adversely affect the net asset value, yield and total return of the Fund, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of broad-based securities market indices and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund’s Institutional Class shares, adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Fund achieved the performance track record shown during a period when it pursued its investment objective using different investment strategies.

30	PIMCO Funds: Pacific Investment Management Series

PIMCO Strategic Balanced Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	-14.20%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (2nd Qtr. ’97)	12.23%

	Lowest (3rd Qtr. ’01)	-6.57%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	5 Years	Fund Inception (6/28/96)(5)

Institutional Class Return Before Taxes	-2.80%	9.63%	10.64%

Institutional Class Return After Taxes on Distributions(1)	-4.12%	6.41%	7.14%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-1.73%	6.47%	7.14%

Class R Return Before Taxes	-3.62%	8.70%	9.71%

S&P 500 Index(2)	-11.88%	10.70%	11.90%

S&P 500 and Lehman Brothers Aggregate Bond Index Blend(3)	-3.71%	9.81%	10.60%

Lipper Balanced Fund Average(4)	-4.38%	7.65%	8.52%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.

(2)
The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The index used for the Fund is a static blend consisting 60% of the S&P 500 Composite Stock Price Index and 40% of The Lehman Brothers Aggregate Bond Index. This blended index reflects the Fund’s investment strategy more accurately than the S&P 500 Index. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(4)
The Lipper Balanced Fund Average is a total return performance average of Funds tracked by Lipper, Inc., whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. It does not take into account sales charges.

(5)	The Fund commenced operations on 6/28/96. Index comparisons begin on 6/30/96.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Underlying Fund Expenses(4)	Total Annual Fund Operating Expenses

Class R	None	0.50%	0.40%	0.57%	1.47%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)   Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)   Other Expenses reflect a 0.40% Administrative Fee paid by Class R shares.
(4)   Underlying Fund Expenses for the Fund are estimated based upon a 60%/40% allocation of the Fund’s assets between the StocksPLUS and Total Return Funds and upon the total annual operating expenses of the Institutional Class Shares of these Underlying Funds. Underlying Fund Expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see “Management of the Funds—Strategic Balanced Fund Fees.”

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Class R	$150	$465	$803	$1,757

Prospectus	31

PIMCO Total Return Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity fixed income securities Average Portfolio Duration 3–6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund’s Institutional Class shares, adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

32	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	7.57%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	6.49%

	Lowest (1st Qtr. ’94)	-2.69%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Institutional Class Return Before Taxes	9.49%	8.15%	8.25%

Institutional Class Return After Taxes on Distributions(1)	6.13%	4.99%	5.04%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.88%	5.00%	5.07%

Class R Return Before Taxes	8.72%	7.38%	7.48%

Lehman Brothers Aggregate Bond Index(2)	8.44%	7.43%	7.23%

Lipper Intermediate Investment Grade Debt Fund Avg(3)	7.59%	6.44%	6.74%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.

(2)
The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses

Class R	0.25%	0.50%	0.40%	1.15%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)   Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)   Other Expenses reflect a 0.40% Administrative Fee paid by Class R shares.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Class R	$117	$365	$633	$1,398

Prospectus	33

PIMCO Total Return Mortgage Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Mortgage-Backed Bond	Fund Focus Short to intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1–7 years	Credit Quality Baa to Aaa; maximum 10% below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls). The average portfolio duration of this Fund normally varies within a one- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s or AAA by S&P, subject to a minimum rating of Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks
Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk	• Foreign Investment Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information
The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class R shares during the periods shown. Performance information shown in the Average Annual Total Returns table for Class R shares shows performance of the Fund’s Institutional Class shares, adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Although Institutional Class and Class R shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class R performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

34	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Mortgage Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	7.82%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ’01)	4.66%

	Lowest (2nd Qtr. ’99)	-0.13%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)
	1 Year	Fund Inception (7/31/97)

Institutional Class Return Before Taxes	9.99%	8.31%

Institutional Class Return After Taxes on Distributions(1)	6.30%	5.28%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	6.10%	5.15%

Class R Return Before Taxes	9.28%	7.60%

Lehman Brothers Mortgage Index(2)	8.22%	7.12%

Lipper U.S. Mortgage Fund Avg(3)	7.63%	6.28%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class R shares will vary.

(2)
The Lehman Brothers Mortgage Index is an unmanaged index of mortgage-related fixed income securities. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)
The Lipper U.S. Mortgage Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not take into account sales charges.

Fees and Expenses of the Fund
These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses

Class R	0.25%	0.50%	0.40%	1.15%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)   Due to the 12b-1 distribution fee imposed on Class R shares, a Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)   Other Expenses reflect a 0.40% Administrative Fee paid by Class R shares.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Class R	$117	$365	$633	$1,398

Prospectus	35

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective.

Interest Rate Risk
As interest rates rise, the value of fixed income securities held by a Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk
A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk
Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Market Risk
The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk
Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

36	PIMCO Funds: Pacific Investment Management Series

Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage Risk
A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Foreign (Non-U.S.) Investment Risk
A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Emerging Markets Risks
Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk
Funds that invest directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than Funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in a single state.

Prospectus	37

Leveraging Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Smaller Company Risk
The general risks associated with fixed income securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk
Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Allocation Risk
The Strategic Balanced Fund’s investment performance depends upon how its assets are allocated and reallocated between the Underlying Funds according to the Fund’s equity/fixed income allocation targets and ranges. A principal risk of investing in the Fund is that PIMCO will make less than optimal or poor asset allocation decisions. PIMCO attempts to identify allocations for the Underlying Funds that will provide consistent, quality performance for the Fund, but there is no guarantee that PIMCO’s allocation techniques will produce the desired results. It is possible that PIMCO will focus on an Underlying Fund that performs poorly or underperforms other Funds under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Underlying Fund Risks
Because the Strategic Balanced Fund invests all of its assets in Underlying Funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The Strategic Balanced Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. Because the Fund invests a significant portion of its assets in each Underlying Fund, it will be particularly sensitive to the risks associated with each of the Underlying Funds.

Management of the Funds

Investment Adviser and Administrator
PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2002, PIMCO had approximately $301.7 billion in assets under management.

38	PIMCO Funds: Pacific Investment Management Series

Advisory Fees
Each Fund, except the Strategic Balanced Fund, pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2002, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees

Money Market Fund	0.15%
Foreign Bond, Global Bond II, GNMA, High Yield, Long-Term U.S. Government, Low Duration, Real Return, Short-Term, Total Return and Total Return Mortgage Funds	0.25%
Convertible and StocksPLUS Funds	0.40%
Emerging Markets Bond Fund	0.45%

The CommodityRealReturn Strategy Fund was not operational during the fiscal year ended March 31, 2002. The investment advisory fee for the CommodityRealReturn Strategy Fund is at an annual rate of 0.49%, based upon the average daily net assets of the Fund.

Administrative Fees
Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class R shareholders of each Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for Class R shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Funds will pay PIMCO monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class R shares):

Fund	Administrative Fees

Convertible, GNMA, High Yield, Long-Term U.S. Government, Low Duration, Money Market, Real Return, Short-Term, StocksPLUS, Strategic Balanced, Total Return and Total Return Mortgage Funds	0.40%
Foreign Bond and Global Bond II Funds	0.45%
CommodityRealReturn Strategy Fund	0.50%
Emerging Markets Bond Fund	0.55%

Strategic Balanced Fund Fees
The Strategic Balanced Fund does not pay any fees to PIMCO under the Trust’s investment advisory agreement in return for the advisory and asset allocation services provided by PIMCO. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which the Fund invests.

The Fund pays administrative fees to PIMCO at an annual rate of 0.40% based on the average daily net assets attributable in the aggregate to the Fund’s Class R shares. The Fund also indirectly pays its proportionate share of the administrative fees charged by PIMCO to the Underlying Funds in which the Fund invests.

The expenses associated with investing in a “fund of funds,” such as the Fund, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” indirectly pay a portion of the fees and expenses charged at the underlying fund level.

The Strategic Balanced Fund is structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

•	The Fund does not pay any fees for asset allocation or advisory services under the Trust’s investment advisory agreement.

•
The Fund invests in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees, and which are subject to lower administrative fees than the Class R shares.

Prospectus	39

The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying Funds. Because the Strategic Balanced Fund invests in Institutional Class shares of the Underlying Funds, shareholders of the Fund indirectly bear a proportionate share of these expenses, depending upon how the Fund’s assets are allocated from time to time among the Underlying Funds.

Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares)

Underlying Fund	Advisory Fees	Administrative Fees	Total Fund Operating Expenses

StocksPLUS Fund	0.40%	0.25%	0.65%

Total Return Fund	0.25%	0.18%	0.43%

PIMCO has broad discretion to allocate and reallocate the Fund’s assets among the Underlying Funds consistent with the Fund’s investment objective and policies and asset allocation targets and ranges. Although PIMCO does not charge an investment advisory fee for its asset allocation services, PIMCO indirectly receives fees (including investment advisory and administrative fees) from the Underlying Funds in which the Fund invests. In this regard, PIMCO has a financial incentive to invest the Fund’s assets in Underlying Funds with higher fees than other Funds, even if it believes that alternative investments would better serve the Fund’s investment program. PIMCO is legally obligated to disregard that incentive in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds of the Trust.

Individual Portfolio Managers
The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience

CommodityRealReturn Strategy Real Return	John B. Brynjolfsson	6/02* 1/97*	Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since that time.

Convertible	Yuri P. Garbuzov	5/02	Senior Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 1997, and has managed fixed income accounts for various institutional clients since that time.

Emerging Markets Bond	Mohamed A. El-Erian	8/99
Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1999. Prior to joining PIMCO, he was a Managing Director from 1998-1999 for Salomon Smith Barney/Citibank where he was head of emerging markets research. Prior to that he was associated with the International Monetary Fund as a Deputy Director and Advisor from 1983-1998.

Foreign Bond Global Bond II	Sudi Mariappa	11/00 11/00
Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, Mr. Mariappa was a Managing Director with Merrill Lynch from 1999-2000. Prior to that, he was associated with Sumitomo Finance International as an Executive Director in 1998, and with Long-term Capital Management as a strategist from 1995-1998.

GNMA Total Return Mortgage	W. Scott Simon	10/01 4/00
Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, he was a Senior Managing Director and co-head of Mortgage Backed Securities pass-through trading at Bear Stearns & Co.

High Yield	Raymond G. Kennedy	4/02	Managing Director, PIMCO. He is a Portfolio Manager and a senior member of PIMCO’s investment strategy group. He joined PIMCO as a Credit Analyst in 1996.

Long-Term U.S. Government	James M. Keller	4/00	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1996, and has managed fixed income accounts for various institutional clients since that time.

Low Duration StocksPLUS Strategic Balanced Total Return	William H. Gross	5/87* 1/98 1/98 5/87*	Managing Director, Chief Investment Officer and a founding partner of PIMCO. He leads a team which manages the Strategic Balanced and StocksPLUS Funds.

Money Market Short-Term	Paul A. McCulley	11/99 8/99
Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillion Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-1999, where he managed macro research world-wide.

*	Since inception of the Fund.

40	PIMCO Funds: Pacific Investment Management Series

Distributor
The Trust’s Distributor is PIMCO Advisors Distributors LLC, an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Class R shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Except for the Money Market Fund, for purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

The Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

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How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange Class R shares of the Funds.

General Information
•   Retirement Plans.     Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs (collectively, “retirement plans”). In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the Plan level or at the level of the financial service firm). Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through the PIMCO College Access 529 Plan accounts.

The administrator of a plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary (“financial service firm”) authorized to sell Class R shares of the Funds. Additional shares may be purchased through a retirement plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge retirement plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, retirement plans may change plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

Financial service firms and retirement plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm or retirement plan may be paid for its services directly or indirectly by the Funds, the Adviser or an affiliate (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or retirement plan for its clients). The Distributor may pay a financial service firm or retirement plan an additional amount not to exceed 0.20% for sub-transfer agency or other administrative services. Your retirement plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This Prospectus should be read in connection with the retirement plan’s and/or the financial service firm’s materials regarding its fees and services.

•   Calculation of Share Price and Redemption Payments.    When shareholders buy or sell (redeem) Class R shares of the Funds, they pay or receive a price equal to the NAV of the shares, subject to any Redemption Fees. NAVs are determined at the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after an order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from the retirement plan prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay

42	PIMCO Funds: Pacific Investment Management Series

between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If a purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

Distribution and Servicing (12b-1) Plans
The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. The following lists the maximum annual rates at which the distribution and servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

All Funds	Servicing Fee	Distribution Fee

Class R	0.25%	0.25%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class R shares of the Funds do not pay initial sales charges, the distribution fees payable on Class R shares may, over time, cost you more than the initial sales charge imposed on other classes of the Funds’ shares.

Buying Shares
Class R shares of each Fund are continuously offered to retirement plans. See “Retirement Plans” above. Plan participants may purchase Class R shares only through their retirement plans. In connection with purchases, retirement plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Retirement plans and financial service firms may charge for such services.

A retirement plan may also purchase Class R shares directly from the Trust. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Retirement plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the retirement plan level.

Retirement plans which wish to invest directly by mail should send a check payable to PIMCO Advisors Distributors LLC, along with a completed application form to:

PIMCO Advisors Distributors LLC
P.O. Box 9688
Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Advisors Distributors LLC and should clearly indicate the relevant account number. Investors should call the Distributor at 1-800-426-0107 if they have any questions regarding purchases by mail.

Class R shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, retirement plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

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The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

Investment Minimums
The following investment minimums apply for purchases of Class R shares.

Initial Investment	Subsequent Investments

$2,500 per Fund	$100 per Fund

In addition, accounts with balances of $2,500 or less may be charged an annual fee of $16. This fee may be deducted in quarterly installments from the below-minimum account and paid to the Administrator for certain categories of investors, including certain tax-qualified retirement plans, and for certain special investment programs and plans offered by the Trust.

Retirement plans and financial service firms may impose different investment minimums than the Trust. Please contact your plan administrator or financial service firm for information.

Minimum Account Size
Due to the relatively high cost to the Funds of maintaining small accounts, investors are asked to maintain an account balance in each Fund in which the investor invests of at least the minimum investment necessary to open the particular type of account. If an investor’s balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem any remaining shares and close that Fund account after giving the investor 60 days to increase the balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

Exchanging Shares
Except as provided below or in the applicable Fund’s or series’ prospectus(es), Class R shares of any Fund may be exchanged for Class R shares of any other Fund or series of PIMCO Funds: Multi-Manager Series that offers Class R shares. Shares are exchanged on the basis of their respective NAVs next calculated after an exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees or charges. Retirement plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges. [In addition, for taxable shareholders, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss.] Plan participants should contact their plan administrators to exchange shares and for additional information about the exchange privilege.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available.

The Trust reserves the right to refuse exchange purchases if, in the judgment of the Adviser, the purchase or other activity would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of “round trip” exchanges an investor may make. An investor makes a “round trip” exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days’ advance notice to a plan’s financial service firm of any termination or material modification of the exchange privilege with respect to Class R shares.

44	PIMCO Funds: Pacific Investment Management Series

Selling Shares
Class R shares may be redeemed through the investor’s plan administrator on any day the New York Stock Exchange is open. Investors do not pay any fees or other charges to the Trust or the Distributor when selling shares, although retirement plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable retirement plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Retirement plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services. Redemption proceeds will be forwarded to the retirement plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemptions of Fund shares may be suspended when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Redemptions in Kind
The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Monthly	Declared and Paid Quarterly

Fixed Income Funds	•

CommodityRealReturn Strategy, Convertible, StocksPLUS and Strategic Balanced Funds		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•
Invest all distributions in shares of the same class of any other Fund or another series of the Trust or PIMCO Funds: Multi-Manager Series which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

•
Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

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Tax Consequences

•   Taxes on Fund distributions.    If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•   Taxes when you sell (redeem) or exchange your shares.    Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•   Consult your tax advisor about other possible tax consequences.    This is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible state, local and foreign tax consequences.

•   A Note on the CommodityRealReturn Strategy and Real Return Funds.    Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

•   A Note on the Strategic Balanced Fund.    The Strategic Balanced Fund’s use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders.

46	PIMCO Funds: Pacific Investment Management Series

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

The Strategic Balanced Fund invests its assets in shares of the Underlying Funds, and as such does not invest directly in the securities described below. The Underlying Funds, however, may invest in such securities. Because the value of an investment in the Strategic Balanced Fund is directly related to the investment performance of the Underlying Funds in which it invests, the risks of investing in the Strategic Balanced Fund are closely related to the risks associated with the Underlying Funds and their investments in the securities described below.

Securities Selection
Most of the Funds in this prospectus seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

With respect to the Strategic Balanced Fund, PIMCO will purchase shares of the StocksPLUS and Total Return Funds according to the Strategic Balanced Fund’s equity/fixed income allocation ranges. PIMCO does not purchase shares of the Underlying Funds according to any predetermined formula, but rather decides how to allocate the Fund’s investments based upon PIMCO’s methodology for forecasting stages in the business cycle, and the potential risk and reward of equity and fixed income investments at specific stages of the business cycle. In addition to purchasing shares of the StocksPLUS and Total Return Funds, PIMCO may in the future invest in additional funds in the PIMCO fund family without shareholder approval.

U.S. Government Securities
U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds
Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds.

The Funds may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

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Mortgage-Related and Other Asset-Backed Securities
Each Fund may invest in mortgage- or other asset-backed securities. Except for the Money Market and Convertible Funds, each Fund may invest all of its assets in such securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. A Fund may not invest more than 5% of its total assets in any combination of IO, PO, or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments
Certain Funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities
Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. The Emerging Markets Bond Fund may invest in securities that are in default with respect to the payment of interest or repayment of principal, or presenting an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and (except the Money Market Fund) engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. Each Fund (except the Money Market Fund) may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Fund may not invest more than 5% of its total assets in any combination of inverse floater, interest only, or principal only securities.

48	PIMCO Funds: Pacific Investment Management Series

Inflation-Indexed Bonds
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure
Each Fund (except the Money Market Fund) may obtain event-linked exposure by investing in “event-linked bonds,” “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomenon, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities
Each Fund (except the Money Market Fund) may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

While the Fixed Income Funds intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably.
Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign

Prospectus	49

securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

•   Emerging Market Securities.    Each Fund (except the Long-Term U.S. Government and Money Market Funds) may invest up to 10% of its total assets (5% in the case of the Low Duration and Short-Term Funds) in securities of issuers based in countries with developing (or “emerging market”) economies. The Emerging Markets Bond Fund may invest without limit in such securities.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund (except the Long-Term U.S. Government Fund) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Foreign (Non-U.S.) Currencies
A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

•   Foreign Currency Transactions.    Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and

50	PIMCO Funds: Pacific Investment Management Series

may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by PIMCO to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements
Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings
Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO or otherwise to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Derivatives
Each Fund (except the Money Market Fund) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). Each Fund (except the Money Market Fund) may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

•     A Note on the CommodityRealReturn Strategy Fund.  While each Fund (except the Money Market Fund) may invest in the following types of derivative instruments, the CommodityRealReturn Strategy Fund typically will seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, swap transactions, or index-linked and commodity-linked “structured” notes.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A Fund bears the risk that the counterparty could default under a swap agreement. Further, certain Funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note.

The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose a Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, a Fund may receive more or less principal that it originally invested. A Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

Prospectus	51

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Delayed Funding Loans and Revolving Credit Facilities
The Funds (except the Money Market Fund) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

52	PIMCO Funds: Pacific Investment Management Series

When-Issued, Delayed Delivery and Forward Commitment Transactions
Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies
The Strategic Balanced Fund invests substantially all of its assets in other investment companies. The Fund’s investment in a particular Underlying Fund normally will exceed 25% of its total assets. Each Fund may invest up to 10% of its total assets in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund.

Short Sales
Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid Securities
Each Fund may invest up to 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities
For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover
The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Prospectus	53

With respect to the Strategic Balanced Fund, PIMCO does not expect to reallocate the Fund’s assets among the Underlying Funds on a frequent basis so the portfolio turnover rate for the Fund is expected to be modest (i.e., less than 50%) in comparison to most mutual funds. However, the Fund indirectly bears the expenses associated with portfolio turnover of the Underlying Funds, which may have fairly high portfolio turnover rates (i.e., in excess of 100%). Shareholders in the Fund may also bear expenses directly or indirectly through sales of securities held by the Fund and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term capital gains taxed at ordinary income tax rates when distributed to shareholders who are individuals.

Temporary Defensive Strategies
For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies
The investment objective of the Global Bond Fund II may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. For each Fund that has adopted a policy to invest at least 80% of its assets in investments suggested by its name, the term “assets” means net assets plus the amount of any borrowings for investment purposes.

Credit Ratings and Unrated Securities
Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques
The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

54	PIMCO Funds: Pacific Investment Management Series

Financial Highlights

The Class R shares of the Funds do not have a full calendar year of performance. Thus, no financial highlights information is included for the Funds.

55	PIMCO Funds: Pacific Investment Management Series

Appendix A
Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

Following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.
Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

A-1	PIMCO Funds: Pacific Investment Management Series

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Services
Corporate and Municipal Bond Ratings

Investment Grade
AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Prospectus A-2

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

A-3	PIMCO Funds: Pacific Investment Management Series

PIMCO Funds: Pacific Investment Management Series

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI includes the PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

PIMCO Advisors Distributors LLC
2187 Atlantic Street
Stamford, Connecticut 06902

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.pimcoadvisors.com for additional information about the Funds.

Investment Company Act File number 811-5028

PIMCO Funds: Pacific Investment Management Series

INVESTMENT ADVISER AND ADMINISTRATOR
PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660

DISTRIBUTOR
PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN
State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT
PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL
Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site  at www.pimcoadvisors.com.

Not	part of the prospectus

A Choice of Specialized Investment Firms

The PIMCO Funds are managed by the affiliated institutional investment firms of PIMCO Advisors. Each firm specializes in a specific asset class and investment style. So whether you’re looking for a small-cap value manager, a large-cap growth manager or a core bond manager, the PIMCO Funds provide you with access to a highly qualified expert.

Cadence Capital Management (CCM)
Combining the best of growth and value, CCM seeks to invest in reasonably priced companies that offer rapid earnings growth potential.

Dresdner RCM Global Investors (RCM)
With a worldwide presence, RCM’s growth specialists bring a global perspective to domestic and international stock investing.

NFJ Investment Group (NFJ)
Pure, deep value investors, NFJ emphasizes risk management by investing primarily in dividend-paying stocks and imposing strict diversification guidelines.

Nicholas-Applegate Capital Management (NACM)
NACM employs a bottom-up, research driven approach to identify financially strong companies poised to benefit from change.

Pacific Investment Management Company (PIMCO)
Under the direction of its renowned founder and Chief Investment Officer, Bill Gross, PIMCO has become one of the most respected names in fixed income management.

PIMCO Equity Advisors (PEA)
Across its varied products, PEA relies on in-depth research and competitive analysis to identify the companies most likely to deliver long-term capital appreciation.

PZ060.12/02	Not part of the Prospectus

                                  PIMCO Funds:
                      Pacific Investment Management Series

                       Statement of Additional Information

         This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Funds: Pacific
Investment Management Series, as supplemented from time to time. The Trust offers up to ten classes of shares of each of its Funds. Class A, Class B, and
Class C shares of certain Funds are offered through the "Class A, B and C
Prospectus" (dated November 26, 2002), Class A, B and C shares of the Municipal
Bond Fund, Class A and C shares of the Short Duration Municipal Income Fund and
Class A shares of the California Intermediate Municipal Bond Fund, California
Municipal Bond Fund and New York Municipal Bond Fund are offered through the
"Municipal Bond Prospectus" (dated July 31, 2002), Class D shares of the Funds are offered through the "Class D Prospectus" (dated November 26, 2002), Class R shares of certain Funds are offered through the "Class R Prospectus" (dated
December 31, 2002), Institutional Class and Administrative Class shares of the
Funds are offered through the "Institutional Prospectus" (dated November 26,
2002), Advisor Class shares of certain Funds are offered through the "Advisor
Class Prospectus" (dated December 31, 2002), Institutional Class and
Administrative Class shares of the All Asset, CommodityRealReturn Strategy, Real
Return, Real Return II and Real Return Asset are offered through the "Real
Return Prospectus" (dated July 31, 2002), Institutional Class and Administrative
Class shares of the Total Return Fund, Class A, B and C shares of the Total
Return Fund and shares of the Liquid Assets Fund are each offered through separate prospectuses (dated July 31, 2002, November 26, 2002 and November 26,
2002, respectively), as amended or supplemented from time to time (collectively, the "Prospectuses"). Additionally, Class J and Class K shares for certain Funds are offered solely to non-U.S. investors outside the United States. This information does not constitute an offer of Class J shares or Class K shares to any person who resides within the United States.

     Audited financial statements for the Trust, as of March 31, 2002, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust's March 31, 2002 Annual Reports. Copies of Prospectuses, Annual or Semi-Annual Reports, and the PIMCO Funds
Shareholders' Guide for Class A, B, C and R Shares (the "Guide"), which is a part of this Statement of Additional Information, may be obtained free of charge at the addresses and telephone number(s) listed below.

    Institutional and Advisor             Class A, B and C, Class D and Class R
    Prospectuses and Annual and           Prospectuses, Annual and
    Semi-Annual Reports:                  Semi-Annual Reports, and the
                                          Guide:

    PIMCO Funds                           PIMCO Advisors Distributors LLC
    840 Newport Center Drive              2187 Atlantic Street
    Suite 300                             Stamford, Connecticut 06902
    Newport Beach, California 92660       Telephone:  (800) 426-0107
    Telephone: (800) 927-4648

December 31, 2002

                                TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----

         Non-Fundamental Operating Policies Relating to the Sale of Shares of

         Distribution and Servicing Plans for Class A, Class B, Class C and

         Distribution and Administrative Services Plans for Administrative Class
          and Advisor Class Shares ..............................................  54
         Payments Pursuant to the Administrative Plans for Administrative Class

                                       i

                                                                                   Page
                                                                                   ----

         Distribution and Servicing Plan for Class J and Class K Shares ..........   58
         Purchases, Exchanges and Redemptions ....................................   59

PORTFOLIO TRANSACTIONS AND BROKERAGE                                                 60

         The Reorganization of the PIMCO Money Market and Total Return II Funds ..  107

                                       ii

                                    THE TRUST

     PIMCO Funds (the "Trust") is an open-end management investment company
("mutual fund") consisting of separate investment portfolios (the "Funds"), including:
All Asset Fund                                  Low Duration Fund III
California Intermediate Municipal Bond Fund     Moderate Duration Fund
California Municipal Bond Fund                  Money Market Fund
Commercial Mortgage Securities Fund             Municipal Bond Fund
CommodityRealReturn Strategy Fund               New York Municipal Bond Fund
Convertible Fund                                Real Return Fund
Emerging Markets Bond Fund                      Real Return Fund II
European Convertible Fund                       Real Return Asset Fund
Foreign Bond Fund                               Short Duration Municipal Income Fund
Global Bond Fund                                Short-Term Fund
Global Bond Fund II                             StocksPLUS Fund
GNMA Fund                                       StocksPLUS Short Strategy Fund
High Yield Fund                                 StocksPLUS Total Return Fund
Investment Grade Corporate Bond Fund            Strategic Balanced Fund
Liquid Assets Fund                              Total Return Fund
Long Duration Fund                              Total Return Fund II
Long-Term U.S. Government Fund                  Total Return Fund III
Low Duration Fund                               Total Return Mortgage Fund
Low Duration Fund II

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of each Fund are described in the Prospectuses. Additional information concerning the characteristics of certain of the Funds' investments is set forth below. The
Strategic Balanced Fund invests all of its assets in the StocksPLUS and Total
Return Funds. The All Asset Fund invests only in Funds of the Trust. The PIMCO
Funds in which the All Asset and Strategic Balanced Funds invest are referred to in this Statement as "Underlying Funds." By investing in Underlying Funds, the
All Asset and Strategic Balanced Funds may have an indirect investment interest in some or all of the securities and instruments described below depending upon how their assets are allocated between the Underlying Funds.

Municipal Bonds

     Each Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. It is a policy of the California
Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York
Municipal Bond, and Short Duration Municipal Income Funds (collectively, the
"Municipal Funds") to have 80% of its net assets invested in debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). In the case of the California Intermediate Municipal Bond, California Municipal Bond, and
New York Municipal Bond Funds, the Funds will invest, under normal circumstances, at least 80% of their net assets in debt securities whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal income tax and California or New York income tax, respectively. The ability of the Fund to invest in securities other than
Municipal Bonds is limited by a requirement of the Internal Revenue Code that at least 50% of the Fund's total assets be invested in Municipal Bonds at the end of each calendar quarter. See "Taxes."

     The Municipal Bond and Short Duration Municipal Income Funds may, from time to time, invest more than 25% of their total assets in Municipal Bonds of issuers in California and New York, and, if so, will be subject to the
California and New York state-specific risks discussed in the "Summary of Risks"
section of the Prospectus and in this "Municipal Bonds" section of this
Statement of Additional Information, but neither Fund has any present intention to invest more than that amount in a particular state.

     Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or

authorities. Specifically, California and New York Municipal Bonds generally are issued by or on behalf of the State of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds which the Municipal Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

     Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

     The Municipal Funds may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Municipal Funds will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. A Municipal
Fund may also purchase unrated lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest.

     The Municipal Funds may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Municipal Fund may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements.

     Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Municipal Fund would hold the longer-term security, which could experience substantially more volatility.

     The Municipal Funds may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Municipal Fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. A
Municipal Fund will not invest more than 5% of its net assets in municipal warrants.

     The Municipal Funds may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase
Agreements ("SBPAs"). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due.
Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond.
Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

     The Municipal Funds may invest in Residual Interest Bonds ("RIBS"), which are created by dividing the income stream provided by an underlying bond to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. RIBS have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Funds when short-term interest rates rise, and increase the interest paid to the Funds when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.
Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each Fund's investment objectives and general investment policies, a Fund, without limitation, may invest in RIBS.

     The Municipal Funds also may invest in participation interests.
Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Municipal Funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

     Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

     The Municipal Funds may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Municipal Funds may also sell Municipal Bonds due to changes in PIMCO's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Municipal
Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

     Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.
A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     Each Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

     Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's Municipal Bonds in the same manner. In particular, the California Intermediate Municipal Bond,
California Municipal Bond, and New York Municipal Bond Funds are subject to the risks inherent in concentrating investment in a

particular state or region. The following summarizes information drawn from official statements, and other public documents available relating to issues potentially affecting securities offerings of issuers domiciled in the states of
California and New York. PIMCO has not independently verified the information, but has no reason to believe that it is substantially different.

     California. The California Intermediate Municipal Bond Fund and the
California Municipal Bond Fund may be particularly affected by political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California Municipal Bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State's Department of Finance and
State's Treasurer's Office. Such information has not been independently verified by the Funds, and the Funds assume no responsibility for the completeness or accuracy of such information. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. It should be noted
that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Certain debt obligations held by the California Intermediate Municipal Bond
Fund and the California Municipal Bond Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Fund to counties, cities and their various entities, which do depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the state government to pay for their operations and services, their ability to pay debt service on obligations held by the California Intermediate Municipal Bond Fund and the California Municipal Bond Fund may be impaired.

     Certain tax-exempt securities in which the California Intermediate
Municipal Bond Fund and the California Municipal Bond Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

     According to the State's Legislative Analyst Office, with a gross state product in excess of $1 trillion, California's economy is the largest state economy in the United States, accounting for 13% of the nation's output, and the sixth largest economy in the world, trailing only the United States as a whole,
Japan, Germany, England and France. In addition to its size, California's economy is diverse, with no industry sector accounting for more than one-quarter of the State's output.

     While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, entertainment, real estate and financial services, and may be sensitive to economic factors affecting those industries. One example of such potential sensitivity occurred from mid-1990 to late 1993, when the State suffered a recession. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. More recently, reflective of the nationwide economic slowdown, the high technology sector of the State's economy has entered a cyclical downturn.

     A series of reports after the start of the 2001-02 Fiscal Year have indicated that both the national and the State economies have been in a recession starting in 2001. In California, the impact has been particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector and in exports. The tragic events of September 11 have exacerbated the impact of the weakened economy, especially on tourism-related industries and locations. The Governor's Administration predicts there will be continued weakness through at least the first half of 2002 until recovery starts.

     California has experienced difficulties with the supply and price of electricity and natural gas in much of the State since mid-2000, which are likely to continue for several years. California's difficulties with energy supplies could pose serious risks to the State's economy. The State instituted rolling electricity blackouts in 2001 and remains braced for anticipated energy shortages as well as increased energy costs. The Governor directed the
Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). The Power Supply
Program has also been

implemented under legislation enacted in 2001 (the "Power Supply Act") and by orders of the California Public Utilities Commission ("CPUC"). The Power Supply
Program is expected to supply the shortfall between the amount of electricity required by customers and the amount of electricity furnished to customers by the investor-owned utilities until December 31, 2002. The Administration and the
CPUC are developing plans for the provision of the energy shortfall after 2002.
The severity and long-term impact of these developments on the State's economy is difficult to predict, but any significant interruptions in energy supply or rate increases could adversely affect California's economy.

     As of June 20, 2002, California's general obligation bonds have been assigned ratings of A+, A1, and AA by Standard & Poor's Ratings Services
("S&P"), Moody's Investor Service, Inc. ("Moody's") and Fitch, respectively.
These ratings reflect a downward revision by S&P in April 2001 and by Moody's in
November 2001. Both downgrades were the result of each ratings agency's concerns regarding California's energy situation and its potential impact on the State's economy. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Obligations in which the California Intermediate
Municipal Bond Fund or the California Municipal Bond Fund invest.

     Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the
General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds, are liable. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State
University and University of California systems), housing, health facilities, and pollution control facilities.

     The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

     Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

     New York. Because the New York Municipal Bond Fund concentrates its investments in New York tax-exempt bonds, the Fund may be affected significantly by economic or regulatory developments, affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. It should be noted that the creditworthiness of obligations issued by local New
York issuers may be unrelated to the creditworthiness of obligations issued by
New York city and state agencies, and that there is no obligation on the part of
New York State to make payment on such local obligations in the event of default.

     The events of September 11, 2001 had a significant impact upon the New York
State economy and more directly on that of New York City. It is expected, based on actions of the U.S. Congress and the President, that both New York State and
New York City will be fully reimbursed for the cost to recover from, clean up and repair the consequences of the World Trade Center attack. However, prior to
September 11, the nation's and the State's economies had been weakening and the loss of over seventy thousand jobs in New York City as a direct result of
September 11 has produced material budgetary pressures including increases to later year budget gaps for New York City and reductions to the State surpluses.
The City of New York Executive Budget Fiscal Year 2003 released by the Mayor of
New York City on April 17, 2002 (the "City Executive Budget"), projects total revenue lost to New York City as a result of September 11 during the 2002-2006 fiscal years will be $3.9 billion and that expense over the same period have increased by $6.1 billion from projections prepared prior to September 11. On
June 19, 2002, the Mayor and the City Council announced a budget agreement which, while it restored some of the funds cut in the City Executive Budget, adopted the City Executive Budget with no material changes.

     New York State has historically been one of the wealthiest states in the nation. For decades, however, the State's economy grew more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. However, since 1999, prior to the events of September 11, the growth of New York State's economy has equaled or exceeded national trends. The State has for many years imposed a very high, relative to other states, state and local tax burden on residents. The burden of state and local taxation in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York's economy than to the national economy, therefore any significant decline in stock market performance could adversely effect the
State's income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

     The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities).
This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, both the ability of the State, New York City, the State's political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities will be adversely affected.

     State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State constitution, the governor is required to propose a balanced budget each year. There can be no assurance, however, that the legislature will enact the governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities.
Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities.
In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

     As of May 23, 2002, S&P had given New York State's general obligation bonds a rating of AA, Moody's had given the State's general obligation bonds a rating of A2 and Fitch had given the bonds a rating of AA. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which the New
York Municipal Bond Fund invests.

     Over the long term, the State and New York City may face potential economic problems. New York City accounts for a large portion of the State's population and personal income, and New York City's financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

Mortgage-Related and Other Asset-Backed Securities

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through
Securities." Certain of the Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see
"Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the
"Government National Mortgage Association," or "GNMA") are described as
"modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase in the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     The principal governmental guarantor of mortgage-related securities is
GNMA. GNMA is a wholly owned United States Government corporation within the
Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing
Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs
(the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage
Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").
FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by
Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio.
FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United
States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, PIMCO determines that the

securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in PIMCO's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid (10% in the case of the Liquid Assets and Money Market Funds).

     Mortgage-backed securities that are issued or guaranteed by the U.S.
Government, its agencies or instrumentalities, are not subject to the Funds'
industry concentration restrictions, set forth below under "Investment
Restrictions," by virtue of the exclusion from that test available to all U.S.
Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the
VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by
GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated
maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates
("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by
FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.
Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S.
Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other
Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act").
CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the
U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO"
class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a
Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet

developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Other Asset-Backed Securities. Similarly, PIMCO expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM
("CARSSM"). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Fund's investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.

Bank Obligations

     Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers'
acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Liquid Assets and Money Market Funds) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The California Intermediate Municipal Bond, California Municipal Bond,
Commercial Mortgage Securities, GNMA, Liquid Assets, Long-Term U.S. Government,
Low Duration II, Money Market, Municipal Bond, New York Municipal Bond, Real
Return II, Short Duration Municipal Income, Total Return II and Total Return
Mortgage Funds may invest in the same types of bank obligations as the other
Funds, but they must be U.S. dollar-denominated. Subject to the Trust's limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S.
Government agency or instrumentality.

Loan Participations

     Certain Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The
Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the

                                       10

corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a
Fund intends to invest may not be rated by any nationally recognized rating service.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the
Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected.
Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

     Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment
Restrictions"). For purposes of these limits, a Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC")
interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.
Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a
Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the
Funds' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Portfolio.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of

                                       11

definitive regulatory guidance, the Funds rely on PIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the
Funds.

Corporate Debt Securities

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in PIMCO's opinion comparable in quality to corporate debt securities in which the Fund may invest.

     Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

     Securities rated Baa and BBB are the lowest which are considered
"investment grade" obligations. Moody's describes securities rated Baa as
"medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." S&P describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal . . . than in higher rated categories." For a discussion of securities rated below investment grade, see "High Yield
Securities ("Junk Bonds")" below.

High Yield Securities ("Junk Bonds")

     Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds and in particular, by the Convertible,
Emerging Markets, European Convertible and High Yield Funds are described as
"speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.
The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

                                       12

     The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the
Fund may retain the portfolio security if PIMCO deems it in the best interest of shareholders.

Participation on Creditors Committees

     A Fund (in particular, the High Yield Fund) may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a
Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.
Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when
PIMCO believes that such participation is necessary or desirable to enforce the
Fund's rights as a creditor or to protect the value of securities held by the
Fund.

Variable and Floating Rate Securities

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Liquid Assets and Money
Market Funds may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and the Fund may demand payment of principal from the issuers, within the period.

     Certain Funds may invest in floating rate debt instruments ("floaters") and
(except the Liquid Assets and Money Market Funds) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months.
While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     Each Fund (except the Liquid Assets and Money Market Funds) may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Funds have adopted a policy under which no Fund will invest more than 5% of its total assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities.

Inflation-Indexed Bonds

     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the
CPI accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal

                                       13

amount) will be reduced. Repayment of the original bond principal upon maturity
(as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the
Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.
There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United
States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

     Certain Funds may obtain event-linked exposure by investing in
"event-linked bonds," "event-linked swaps," or implement "event-linked strategies." Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the
Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See
"Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Convertible Securities

     A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities.
Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common

                                       14

stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the
Fund's ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

Warrants to Purchase Securities

     The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

     A Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Foreign Securities

     Each Fund (except the California Intermediate Municipal Bond, California
Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New
York Municipal Bond, Short Duration Municipal Income and Total Return II Funds)
may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations")
and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Commercial Mortgage Securities, GNMA,
Liquid Assets, Money Market, Real Return II and Total Return Mortgage Funds may
invest in securities of foreign issuers only if they are U.S.
dollar-denominated. The High Yield Fund may invest up to 15% of its total assets in Euro-denominated securities.

     Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former
Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern
Europe will not also be expropriated, nationalized or otherwise confiscated.

     Each Fund (except the California Intermediate Municipal Bond, California
Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New
York Municipal Bond, Real Return II, Short Duration Municipal Income and Total
Return II Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil,
Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger,
Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

     Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S.
Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the

                                       15

Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.
Brady Bonds are often viewed as having three or four valuation components: (i)
the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments;
and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady
Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina)
rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady
Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

     Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.
Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the
Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

     The Emerging Markets Bond Fund will consider an issuer to be economically tied to a country with an emerging securities market if (1) the issuer is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) the issuer derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

Foreign Currency Transactions

     All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year.
Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

                                       16

     A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency.
Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust's custodian of assets determined to be liquid by
PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:

     Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

     Direct Hedge. If PIMCO wants to a eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that a Fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

     Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the
U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging.
Proxy hedging attempts to reduce this cost through an indirect hedge back to the
U.S. dollar.

     It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund's net asset value per share.

     Tax Consequences of Hedging. Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

     Foreign currency warrants. Foreign currency warrants such as Currency
Exchange WarrantsSM ("CEWsSM") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the
United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S.
dollar

                                       17

depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were
"out-of-the-money," in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation
("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     Principal exchange rate linked securities. Principal exchange rate linked securities ("PERLsSM") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S.
dollar and a particular foreign currency at or about that time. The return on
"standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S.
dollar; "reverse" principal exchange rate linked securities are like the
"standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S.
dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance indexed paper. Performance indexed paper ("PIPsSM") is U.S.
dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time
(generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.
dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Borrowing

     Each Fund may borrow money to the extent permitted under the Investment
Company Act of 1940, as amended ("1940 Act"), and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund's total assets. A
Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund's total assets.

     Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some

                                       18

of its portfolio holdings within three days to reduce the debt and restore the
300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the
Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The Global Bond Fund II has adopted a non-fundamental investment restriction under which the Fund may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes. Non-fundamental investment restrictions may be changed without shareholder approval.

     A Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements.
However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds'
limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 1/3 (for each Fund except the Global Bond Fund II) of a Fund's total assets.

     A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3)
have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

     A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

                                       19

Derivative Instruments

     In pursuing their individual objectives the Funds (except the Liquid Assets and Money Market Funds) may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of their overall investment strategies, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds (except the California Intermediate
Municipal Bond, California Municipal Bond, Liquid Assets, Long-Term U.S.
Government, Low Duration II, Money Market, Municipal Bond, New York Municipal
Bond, Real Return II, Short Duration Municipal Income and Total Return II Funds)
also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds (except the Liquid Assets and Money Market Funds) also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a
Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective.

     The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

     The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

     Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered."
In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by
PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also

                                       20

covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index is
"covered" if the Fund segregates assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.

     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.
If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the
Fund desires.

     A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations.
The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is
"in the money."

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to

                                       21

realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Foreign Currency Options. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     Each Fund (except the Liquid Assets and Money Market Funds) may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, interest rates, commodities, and security or commodity indexes.
To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

     An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225;
the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates;
three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso;
and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain of the Funds may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

     A Fund may purchase and write call and put futures options, as specified for that Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission
("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging"
transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities

                                       22

which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts
(same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the
Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is
"in the money."

     Limitations on Use of Futures and Futures Options. In general, the Funds intend to enter into positions in futures contracts and related options only for
"bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is
"in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will maintain with its custodian
(and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may
"cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the
Fund.

     When selling a futures contract, a Fund will maintain with its custodian
(and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the

                                       23

instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of
Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of
Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectuses.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxation."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Municipal Bond Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of Municipal Bonds (as defined above). Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.
The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the

                                       24

daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a
Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed.
In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

     Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

     Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund.
If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

     Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund's investments to greater volatility than investments in traditional securities.

     Additional Risks of Options on Securities, Futures Contracts, Options on
Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon.
Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.
The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii)
delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     Swap Agreements and Options on Swap Agreements. Each Fund (except the
Liquid Assets and Money Market Funds) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements ("swap options").

     A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

                                       25

     Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment polices, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

     A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer)
will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a
Fund had invested in the reference obligation directly.

     A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except the Liquid Assets and Money Market Funds) may write (sell) and purchase put and call swap options.

     Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a
Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the
"net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Each Fund, except the
CommodityRealReturn Strategy Fund, will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

     Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on PIMCO's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines).
Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a
Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                       26

     Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     Certain swap agreements are exempt from most provisions of the Commodity
Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.
To qualify for this exemption, a swap agreement must be entered into by
"eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy
Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

     Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator.
Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, PIMCO analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the
Fund's interest rate risk.

Hybrid Instruments

     A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or
(unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such an hybrid instrument would be a combination of a bond and a call option on oil.

     Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Each Fund, except the CommodityRealReturn Strategy Fund, will not invest more than 5% of its total assets in hybrid instruments.

     Certain hybrid instruments may provide exposure to the commodities markets.
These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of

                                       27

these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the
CFTC for an exemption from the provisions of the CEA.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the
Funds' investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Delayed Funding Loans and Revolving Credit Facilities

     Each Fund (except the Liquid Assets, Money Market and Municipal Bond Funds)
may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of
Trustees, in an amount sufficient to meet such commitments.

     The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see "Loan Participations." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a
Portfolio.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the
Fund will segregate until the settlement date assets determined to be liquid by
PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

     When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the
Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

     When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short Sales

     Certain of the Funds, particularly the StocksPLUS Short Strategy Fund, may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in

                                       28

long positions in similar securities. A short sale is a transaction in which a
Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time and the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. Each Fund, except the StocksPLUS Short
Strategy Fund, does not intend to enter into short sales (other than those
"against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Fund's assets. This percentage may be varied by action of the
Trustees. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Illiquid Securities

     The Funds may invest up to 15% of their net assets in illiquid securities
(10% in the case of the Liquid Assets and Money Market Funds). The term
"illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws.
Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Loans of Portfolio Securities

     For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i)
the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Fund.

Social Investment Policies

     The Low Duration Fund III and Total Return Fund III will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, or the operation of gambling casinos. The
Funds will also avoid, to the extent possible on the basis of information available to PIMCO, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by PIMCO.
PIMCO's determination of

                                       29

issuers engaged in such activities at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis,
PIMCO may rely, among other things, upon information contained in such publications as those produced by the Investor Responsibility Research Center,
Inc.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     Each Fund's investment objective, except for the Global Bond Fund II, as set forth in the Prospectuses under "Investment Objectives and Policies,"
together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that
Fund.

(1)  A Fund may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (except that the Liquid Assets and
     Money Market Funds may concentrate their investments in securities or obligations issued by U.S. banks).

(2)  A Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the
     U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; (This investment restriction is not applicable to the California Intermediate Municipal Bond, California
     Municipal Bond, Commercial Mortgage Securities, CommodityRealReturn
     Strategy, Emerging Markets Bond, Foreign Bond, Global Bond, Global Bond II,
     New York Municipal Bond Fund, Real Return and Real Return Asset Funds.) For
     the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

(3)  A Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)  A Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this
     Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (This restriction is not applicable to the Global Bond
     Fund II, but see non-fundamental restriction "F").

(5)  A Fund may borrow money or issue any senior security, only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)  A Fund may make loans only as permitted under the Investment Company Act of
     1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)  A Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(8)  Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

(9)  The Municipal Bond and Short Duration Municipal Income Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from federal income tax.

                                       30

(10) The California Intermediate Municipal Bond and California Municipal Bond
     Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from both federal income tax and California income tax.

(11) The New York Municipal Bond Fund will invest, under normal circumstances, at least 80% of its assets in investments the income of which is exempt from both federal income tax and New York income tax.

     For purposes of Fundamental Investment Restrictions No. 9, 10 and 11, the
term "asset," as defined in Rule 35d-1 under the 1940 Act, means net assets, plus the amount of any borrowings for investment purposes.

Non-Fundamental Investment Restrictions

     Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities.

(A)  A Fund may not invest more than 15% of the net assets of a Fund (10% in the case of the Liquid Assets and Money Market Funds) (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of
     Trustees).

(B)  A Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions.

(C)  A Fund may not invest more than 5% of the total assets of a Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

(D)  The Global Bond Fund II may not borrow money in excess of 10% of the value
     (taken at the lower of cost or current value) of the Fund's total assets
     (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).

(E)  A Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of
     Additional Information.

(F)  The Global Bond Fund II may not purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options.

(G)  In addition, the Trust has adopted the following non-fundamental investment policies that may be changed on 60 days notice to shareholders:

     (1)  The GNMA Fund will invest, under normal circumstances, at least 80% of its assets in GNMA investments.

                                       31

          (2)  The Total Return Mortgage Fund will invest, under normal circumstances, at least 80% of its assets in mortgage
               investments.

          (3)  The Investment Grade Corporate Bond Fund will invest, under normal circumstances, at least 80% of its assets in investment grade corporate bond investments.

          (4)  The High Yield Fund will invest, under normal circumstances, at least 80% of its assets in high yield investments.

          (5)  The Long-Term U.S. Government Fund will invest, under normal circumstances, at least 80% of its assets in U.S. Government investments.

          (6)  The Global Bond and Global Bond II Funds will invest, under normal circumstances, at least 80% of their assets in bond investments.

          (7)  The Foreign Bond Fund will invest, under normal circumstances, at least 80% of its assets in foreign bond investments.

          (8)  The Emerging Markets Bond Fund will invest, under normal circumstances, at least 80% of its assets in emerging market bond investments.

          (9)  The Convertible Fund will invest, under normal circumstances, at least 80% of its assets in convertible investments.

          (10) The European Convertible Fund will invest, under normal circumstances, at least 80% of its assets in convertible
               investments that are tied economically to Europe.

          For purposes of these policies, the term "assets," as defined in Rule
          35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes.

     Currency Hedging. In addition, the Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except the Convertible , Emerging Markets Bond, and Global
Bond Funds, will hedge at least 75% of its exposure to foreign currency using the techniques described in the Prospectuses. There can be no assurance that currency hedging techniques will be successful.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except the Global Bond Fund II), such excess shall be subject to the 300% asset coverage requirement.

     To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

     The staff of the SEC has taken the position that purchased over-the-counter
("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an investment policy pursuant to which a Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of: 1) the market value of OTC options currently outstanding which are held by the Fund, 2) the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and 3) margin deposits on the Fund's existing OTC options on futures contracts, exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the
Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money"
(i.e., current market value of the underlying securities minus the option's strike price). The repurchase price

                                       32

with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the
Funds and may be amended by the Trustees without the approval of shareholders.
However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

     Unless otherwise indicated, all limitations applicable to Fund investments
(as stated above and elsewhere in this Statement of Additional Information)
apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     For purposes of applying the Funds' investment policies and restrictions
(as stated in the prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     The Funds interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction
No. 4 above to permit the Funds, subject to each Fund's investment objectives and general investment policies (as stated in the prospectus and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.

     The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Funds, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. The Funds have filed an application seeking an order from the SEC to permit the Funds to enter into transactions among themselves with respect to the investment of daily cash balances of the Funds in shares of the money market and/or short-term bond funds, as well as the use of daily excess cash balances of the money market and/or short-term bond funds in inter-fund lending transactions with the other Funds for temporary cash management purposes. The interest paid by a Fund in such an arrangement will be less than that otherwise payable for an overnight loan, and will be in excess of the overnight rate the money market and/or short-term bond funds could otherwise earn as lender in such a transaction.

Non-Fundamental Operating Policies Relating to the Sale of Shares of Total
Return Fund in Japan

     In connection with an offering of Administrative Class shares of the Total
Return Fund in Japan, the Trust has adopted the following non-fundamental operating policies (which may be changed without shareholder approval) with respect to the Total Return Fund. These non-fundamental policies will remain in effect only so long as (i) they are required in accordance with standards of the
Japanese Securities Dealers Association and (ii) shares of the Total Return Fund are being offered in Japan.

(1)  The Trust will not sell shares of the Total Return Fund in Japan except through PIMCO Advisors Distributors LLC.

(2)  The Trust has appointed, and will maintain the appointment of, a bank or trust company as the place for safe-keeping of its assets in connection with the Total Return Fund.

(3)  The Tokyo District Court shall have the jurisdiction over any and all litigation related to transactions in any class of shares of the Total
     Return Fund acquired by Japanese investors as required by Article 26, Item
     4 of the Rules Concerning Transactions of Foreign Securities of the Japan
     Securities Dealers Association.

(4)  The Total Return Fund may not make short sales of securities or maintain a short position for the account of the Fund unless the total current value of the securities being the subject of short sales or of the short position is equal to or less than the net asset value of the Total Return Fund.

                                       33

(5)  The Total Return Fund may not borrow money in excess of 10% of the value
     (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, except for extraordinary or emergency purposes, such as in the case of a merger, amalgamation or the like.

(6)  The Total Return Fund may not acquire more than 50% of the outstanding voting securities of any issuer, if aggregated with the portion of holding in such securities by any and all other mutual funds managed by PIMCO.

(7)  The Total Return Fund may not invest more than 15% of its total assets in voting securities privately placed, mortgage securities or unlisted voting securities which cannot be readily disposed of. This restriction shall not be applicable to securities determined by PIMCO to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable.

(8)  None of the portfolio securities of the Total Return Fund may be purchased from or sold or loaned to any Trustee of the Trust, PIMCO, acting as investment adviser of the Trust, or any affiliate thereof or any of their directors, officers or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of PIMCO, on his own account whether in his own or other name (as well as a nominee's name), 10%
     or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or
     (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

     All percentage limitations on investments described in the restrictions relating to the sale of shares in Japan will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If any violation of the foregoing investment restrictions occurs, the Trust will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Trust and the only remedy in respect of the violation.

     If any of the foregoing standards shall, at any time when shares of the
Total Return Fund are being offered for subscription by the Trust in Japan or thereafter, no longer be required in accordance with the standards of the
Japanese Securities Dealers Association, then such standards shall no longer apply.

                             MANAGEMENT OF THE TRUST

Trustees and Officers

     The business of the Trust is managed under the direction of the Trust's
Board of Trustees. Subject to the provisions of the Trust's Declaration of
Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust's officers.

     The charts below identify the Trustees and executive officers of the Trust.
Unless otherwise indicated, the address of all persons below is 840 Newport
Drive, Suite 300, Newport Beach, CA 92660.

                                       34

Trustees of the Trust
                                                                                     Number of
                           Term of                                                   Funds in
                           Office and                                                Fund Complex
Name, Age and Position     Length of     Principal Occupation(s)                     Overseen by    Other Directorships
Held with Trust            Time Served+  During Past 5 Years                         Trustee        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------
Interested Trustees/1/

Brent R. Harris            02/1992 to    Managing Director, PIMCO.  Chairman and          69        None
(42)                       present       Director, PIMCO Commercial Mortgage
                                         Securities Trust, Inc.; Chairman and
Chairman of the Board                    Trustee, PIMCO Variable Insurance Trust;
and Trustee                              Chairman, Director and President, PIMCO
                                         Strategic Global Government Fund, Inc.

R. Wesley Burns            07/1987 to    Managing Director, PIMCO.  President and         68        None
(42)                       present       Director, PIMCO Commercial Mortgage
                                         Securities Trust, Inc.; President and
President and Trustee                    Trustee, PIMCO Variable Insurance Trust;
                                         Director, PIMCO Funds: Global Investors
                                         Series plc and PIMCO Global Advisors
                                         (Ireland) Limited; and Senior Vice
                                         President, PIMCO Strategic Global
                                         Government Fund, Inc.   Formerly,
                                         Executive Vice President, PIMCO and PIMCO
                                         Funds: Multi-Manager Series.

Independent Trustees

Guilford C. Babcock        04/1987 to    Private Investor; Professor of Finance           68        Director, Growth Fund
(71)                       present       Emeritus, University of Southern                           of America and
                                         California; Director, PIMCO Commercial                     Fundamental Investors
Trustee                                  Mortgage Securities Trust, Inc.; Trustee,                  Fund of the Capital
                                         PIMCO Variable Insurance Trust; Director,                  Group.
                                         Good Hope Medical Foundation.
----------
/+/  Trustees serve until their successors are duly elected and qualified.
/1/  Mr. Harris and Mr. Burns are "interested persons" of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

                                       35

                                                                                     Number of
                           Term of                                                   Funds in
                           Office and                                                Fund Complex
Name, Age and Position     Length of     Principal Occupation(s)                     Overseen by    Other Directorships
Held with Trust            Time Served+  During Past 5 Years                         Trustee        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------
E. Philip Cannon           12/1999 to    Proprietor, Cannon & Company, an                 107       None
(61)                       present       affiliate of Inverness Management LLC, (a
                                         private equity investment firm).
Trustee                                  Director, PIMCO Commercial Mortgage
                                         Securities Trust, Inc.; Trustee, PIMCO
                                         Variable Insurance Trust; Trustee, PIMCO
                                         Funds:  Multi-Manager Series; President,
                                         Houston Zoo.  Formerly, Headmaster, St.
                                         John's School, Houston, Texas; Trustee of
                                         PIMCO Advisors Funds and Cash
                                         Accumulation Trust.

Vern O. Curtis             02/1995 to    Private Investor; Director, PIMCO                68        Director, Public
(67)                       present       Commercial Mortgage Securities Trust,                      Storage Business
                                         Inc.; and Trustee, PIMCO Variable                          Parks, Inc., (a Real
Trustee                                  Insurance Trust.                                           Estate Investment
                                                                                                    Trust); Director,
                                                                                                    Fresh Choice, Inc.
                                                                                                    (restaurant company).

J. Michael Hagan           12/1999 to    Private Investor and Business                    68        Director, Ameron
(62)                       present       Consultant.  Director, PIMCO Commercial                    International
                                         Mortgage Securities Trust, Inc.; Trustee,                  (manufacturing);
Trustee                                  PIMCO Variable Insurance Trust; Member of                  Director, Freedom
                                         the Board of Regents at Santa Clara                        Communications;
                                         University; Member of the Board, Taller                    Director, Remedy Temp
                                         San Jose; Trustee, South Coast Repertory                   (staffing); and
                                         Theater.  Formerly, Chairman and CEO,                      Director, Saint Gobain
                                         Furon Company (manufacturing).                             Corporation.

Thomas P. Kemp             04/1987 to    Private Investor; Director, PIMCO                68        Chairman, OneTouch
(71)                       present       Commercial Mortgage Securities Trust,                      Technologies Corp.
                                         Inc.; Trustee, PIMCO Variable Insurance
Trustee                                  Trust. Formerly, Co-Chairman, U.S.
                                         Committee to Assist Russian Reform.

William J. Popejoy         08/1995 to    Managing Member, Pacific Capital                 68        None
(64)                       present       Investors; Trustee, PIMCO Variable
                                         Insurance Trust; and Director, PIMCO
Trustee                                  Commercial Mortgage Securities Trust,
                                         Inc.  Formerly, Chairman, PacPro and
                                         Director, California State Lottery.

                                       36

Executive Officers

Name, Age and Position Held         Term of Office and Length of
with Trust                          Time Served                    Principal Occupation(s) During Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
Shannon M. Bass                     02/2002 to present             Executive Vice President, PIMCO.  Formerly Senior Vice
(39)                                                               President, PIMCO; and Managing Director, Lehman
Senior Vice President                                              Brothers.

Michael G. Dow                      08/1995 to present             Senior Vice President, PIMCO.
(38)
Senior Vice President

William H. Gross                    04/1987 to present             Managing Director and Executive Committee Member,
(58)                                                               PIMCO; Director and Vice President, StocksPLUS
Senior Vice President                                              Management, Inc; and  Senior Vice President, PIMCO
                                                                   Variable Insurance Trust.

Margaret Isberg                     02/1996 to present             Managing Director, PIMCO.  Formerly, Executive Vice
(45)                                                               President, PIMCO.
Senior Vice President

John S. Loftus                      02/2001 to present             Managing Director, PIMCO; and Vice President and
(42)                                                               Secretary, StocksPLUS Management, Inc.
Senior Vice President

Jeffrey M. Sargent                  02/1993 to present             Senior Vice President, PIMCO, PIMCO Commercial Mortgage
(39)                                                               Securities Trust, Inc., PIMCO Variable Insurance Trust
Senior Vice President                                              and PIMCO Strategic Global Government Fund, Inc.; Vice
                                                                   President, PIMCO Funds: Multi-Manager Series.
                                                                   Formerly, Vice President, PIMCO.

Leland T. Scholey                   02/1996 to present             Senior Vice President, PIMCO.  Formerly, Vice
(49)                                                               President, PIMCO.
Senior Vice President

Raymond C. Hayes                    02/1995 to present             Senior Vice President, PIMCO.  Formerly, Vice
(57)                                                               President, PIMCO.
Vice President

Jim Johnstone                       02/2002 to present             Vice President, PIMCO.  Formerly, Vice President,
(37)                                                               Fidelity Investments.
Vice President

Thomas J. Kelleher, III             02/1998 to present             Vice President, PIMCO.
(51)
Vice President

Henrik P. Larsen                    02/1999 to present             Vice President, PIMCO, PIMCO Commercial Mortgage
(32)                                                               Securities Trust, Inc., PIMCO Variable Insurance Trust,
Vice President                                                     PIMCO Strategic Global Government Fund, Inc. and PIMCO
                                                                   Funds:  Multi-Manager Series. Formerly, Manager,
                                                                   PIMCO.

                                       37

Name, Age and Position Held         Term of Office and Length of
with Trust                          Time Served                    Principal Occupation(s) During Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
Andre J. Mallegol, III              02/1998 to present             Vice President, PIMCO.  Formerly, associated with
(35)                                                               Fidelity Investments Institutional Services Company.
Vice President

James F. Muzzy                      04/1987 to present             Managing Director, PIMCO; Director and Vice President,
(62)                                                               StocksPLUS Management, Inc.;  Senior Vice President,
Vice President                                                     PIMCO Variable Insurance Trust;  and Director, PIMCO
                                                                   Funds: Global Investors Series plc and PIMCO Global
                                                                   Advisors (Ireland) Limited.

Douglas J. Ongaro                   08/1995 to present             Senior Vice President, PIMCO.  Formerly, Vice
(41)                                                               President, PIMCO.
Vice President

David J. Pittman                    02/1998 to present             Vice President, PIMCO.  Formerly, a senior executive
(54)                                                               with Bank of America, the Northern Trust Co. and
Vice President                                                     NationsBank.

Mark A. Romano                      02/1998 to present             Senior Vice President, PIMCO.  Formerly, Vice
(43)                                                               President, PIMCO; and associated with Wells Fargo's
Vice President                                                     institutional money management group and First
                                                                   Interstate's Pacifica family of mutual funds.

Scott M. Spalding                   02/2002 to present             Vice President, PIMCO.  Formerly, associated with
(32)                                                               PacificCare Healthcare Systems.
Vice President

William S. Thompson, Jr.            11/1993 to present             Chief Executive Officer, Managing Director and
(56)                                                               Executive Committee Member, PIMCO.  Director and
Vice President                                                     President, StocksPLUS Management, Inc.; Vice President,
                                                                   PIMCO Commercial Mortgage Securities Trust, Inc.;  and
                                                                   Senior Vice President, PIMCO Variable Insurance Trust.

Michael J. Willemsen                02/2002 to present             Vice President, PIMCO, PIMCO Variable Insurance Trust,
(42)                                                               PIMCO Commercial Mortgage Securities Trust, Inc. and
Assistant Secretary                                                PIMCO Strategic Global Government Fund, Inc.  Formerly,
                                                                   Assistant Secretary, PIMCO Variable Insurance Trust and
                                                                   PIMCO Commercial Mortgage Securities Trust, Inc.

John P. Hardaway                    08/1990 to present             Senior Vice President, PIMCO.  Treasurer, PIMCO
(44)                                                               Commercial Mortgage Securities Trust, Inc., PIMCO
Treasurer                                                          Variable Insurance Trust, PIMCO Strategic Global
                                                                   Government Fund, Inc. and PIMCO Funds: Multi-Manager
                                                                   Series.  Formerly, Vice President, PIMCO.

Garlin G. Flynn                     08/1995 to present             Specialist, PIMCO.  Secretary, PIMCO Commercial
(55)                                                               Mortgage Securities Trust, Inc., PIMCO Variable
Secretary                                                          Insurance Trust and PIMCO Strategic Global Government
                                                                   Fund, Inc.;  and Assistant Secretary, PIMCO Funds:
                                                                   Multi-Manager Series. Formerly, Senior Fund
                                                                   Administrator, PIMCO.

                                       38

Name, Age and Position Held         Term of Office and Length of
with Trust                          Time Served                    Principal Occupation(s) During Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
Erik C. Brown                       02/2001 to present             Vice President, PIMCO.  Assistant Treasurer, PIMCO
(34)                                                               Commercial Mortgage Securities Trust, Inc., PIMCO
Assistant Treasurer                                                Variable Insurance Trust, PIMCO Strategic Global
                                                                   Government Fund, Inc. and PIMCO Funds: Multi-Manager
                                                                   Series.  Formerly, tax consultant with Deloitte and
                                                                   Touche LLP and PricewaterhouseCoopers LLC.

     Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2001.

---------------------------------------------------------------------------------------------------------------------
                                                                                 Aggregate Dollar Range of Equity
                                                                                Securities in All Funds Overseen by
   Name of Trustee or Nominee        Dollar Range of Equity Securities in         Trustee or Nominee in Family of
                                                  the Funds                            Investment Companies
---------------------------------------------------------------------------------------------------------------------
Guilford C. Babcock                                  None                                       -0-
---------------------------------------------------------------------------------------------------------------------
R. Wesley Burns                                      None                                  Over $100,000
---------------------------------------------------------------------------------------------------------------------
E. Philip Cannon                                     None                                  Over $100,000
---------------------------------------------------------------------------------------------------------------------
Vern O. Curtis                                       None                                  Over $100,000
---------------------------------------------------------------------------------------------------------------------
J. Michael Hagan                                     None                                       -0-
---------------------------------------------------------------------------------------------------------------------
Brent R. Harris                                      None                                  Over $100,000
---------------------------------------------------------------------------------------------------------------------
Thomas P. Kemp                                       None                                 $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------
William J. Popejoy                                   None                                       -0-
---------------------------------------------------------------------------------------------------------------------

     No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each independent Trustee's (and his or her immediate family members') share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2001.

--------------------------------------------------------------------------------------------------------------------
                             Name of Owners and
 Name of Trustee              Relationships to                                          Value of        Percent of
   or Nominee                Trustee or Nominee      Company       Title of Class      Securities         Class
--------------------------------------------------------------------------------------------------------------------
Guilford C. Babcock                  None              None              None              None             None
--------------------------------------------------------------------------------------------------------------------
E. Philip Cannon                     None              None              None              None             None
--------------------------------------------------------------------------------------------------------------------
Vern O. Curtis                       None              None              None              None             None
--------------------------------------------------------------------------------------------------------------------
J. Michael Hagan                     None              None              None              None             None
--------------------------------------------------------------------------------------------------------------------
Thomas P. Kemp                       None              None              None              None             None
--------------------------------------------------------------------------------------------------------------------
William J. Popejoy                   None              None              None              None             None
--------------------------------------------------------------------------------------------------------------------

     No independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

..    the Funds;

..    an officer of the Funds;

                                       39

..    an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940
     Act, having the same investment adviser or principal underwriter as the
     Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

..    an officer or an investment company, or a person that would by an investment company but for the exclusions provided by sections 3(c)(1) and
     3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

..    the investment adviser or principal underwriter of the Funds;

..    an officer of the investment adviser or principal underwriter of the Funds;

..    a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds;
     or

..    an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

Standing Committees

     The Trust has a standing Audit Committee that consists of all of the independent Trustees (Messrs. Babcock, Cannon, Curtis, Hagan, Kemp and Popejoy).
The Audit Committee reviews both the audit and non-audit work of the Trust's independent public accountant, submits a recommendation to the Board as to the selection of an independent public accountant, and reviews generally the maintenance of the Trust's records and the safekeeping arrangement of the
Trust's custodian. During the fiscal year ended March 31, 2002, the Audit
Committee met four times. Each member of the Audit Committee attended 100% of such meetings during the period in which he or she was a member of the Audit
Committee.

     The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the
Trust's valuation policies, when the Board is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation
Committee currently consists of all of the Trust's Board members. The Valuation
Committee held two meetings during the last fiscal year.

     The Trust also has a Nominating Committee, composed of independent Trustees
(Messrs. Babcock, Cannon, Curtis, Hagan, Kemp, and Popejoy), that is responsible for the selection and nomination of candidates to serve as Trustees of the
Trust. The Nominating Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. During the fiscal year ended March 31, 2002, there were no meetings of the Nominating Committee.

Compensation Table

         The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended March 31, 2002.

                                                            Total Compensation
                                         Aggregate            from Trust and
                                       Compensation         Fund Complex Paid
Name and Position                     from Trust/1/           to Trustees/2/
-----------------                     -------------         -----------------
Guilford C. Babcock,  Trustee            $93,750                $93,750
E. Philip Cannon,  Trustee               $107,820/3/            $182,320/4/
Vern O. Curtis,  Trustee                 $98,720                $98,720
J. Michael Hagan,  Trustee               $95,000                $95,000
Thomas P. Kemp,  Trustee                 $95,000                $95,000
William J. Popejoy,  Trustee             $95,000                $95,000

/1/  Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $60,000 plus $3,000 for each Board of
     Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a
     Trustee serving as a Committee Chair, other than those

                                       40

     affiliated with PIMCO or its affiliates, receives an additional annual retainer of $1,500. For the fiscal year ended March 31, 2002, the unaffiliated Trustees as a group received compensation in the amount of
     $449,530.

/2/  Each Trustee also serves as a Director of PIMCO Commercial Mortgage
     Securities Trust, Inc., a registered closed-end management investment company, and as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company. For their services to PIMCO
     Commercial Mortgage Securities Trust, Inc., the Directors listed above received an annual retainer of $6,000 plus $1,000 for each Board of
     Directors meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a
     Director serving as a Committee Chair, other than those affiliated with
     PIMCO or its affiliates, receives an additional annual retainer of $500.
     For the fiscal year ended December 31, 2001, the unaffiliated Directors as a group received compensation in the amount of $70,143.

     The Trustees listed above, for their services as Trustees of PIMCO Variable
     Insurance Trust, receive an annual retainer of $4,000 plus $1,500 for each
     Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $500. For the fiscal year ended December 31, 2001, the unaffiliated Trustees as a group received compensation in the amount of
     $64,393.

/3/  The Trust, PIMCO Commercial Mortgage Securities Trust, Inc., and PIMCO
     Variable Insurance Trust have adopted a deferred compensation plan. For fiscal year ended December 31, 2001, Mr. Cannon elected to have $11,500 and
     $10,500 in compensation deferred from the PIMCO Commercial Mortgage
     Securities Trust, Inc. and PIMCO Variable Insurance Trust, respectively.
     For fiscal year ended March 31, 2002, Mr. Cannon elected to have $95,000 in compensation from the Trust deferred.

/4/  Mr. Cannon also serves as a Trustee of PIMCO Funds: Multi-Manager Series which has adopted a deferred compensation plan. For the fiscal year ended
     December 31, 2001, Mr. Cannon elected to have $73,000 in compensation from that Trust deferred.

Investment Adviser

     Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, serves as investment adviser to the Funds pursuant to an investment advisory contract ("Advisory Contract") between PIMCO and the Trust.
PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P.
("ADAM of America"). ADAM of America was organized as a limited partnership under Delaware law in 1987. ADAM of America's sole general partner is Allianz
PacLife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC is a wholly-owned subsidiary of Allianz Dresdner
Asset Management of America LLC which is a wholly-owned subsidiary of Allianz of
America, Inc., which is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company.

     PIMCO has engaged Research Affiliates, LLC ("Research Affiliates"), a
California limited liability company, to serve as asset allocation sub-adviser to the All Asset Fund pursuant to an asset allocation sub-advisory agreement
("Asset Allocation Agreement"). Research Affiliates was organized in March 2002 and is located at 800 E. Colorado Blvd., 9th Floor, Pasadena, CA 91101.

     PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach,
California 92660. PIMCO had approximately $301.7 billion of assets under management as of September 30, 2002.

     Allianz AG is a European based insurance and financial services holding company and a publicly traded German company. As of December 31, 2001, the
Allianz Group (including PIMCO) had assets under management of more than $1.02 trillion.

     Significant institutional shareholders of Allianz AG currently include
Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re") and Bayerische
Hypo-und Vereinsbank AG ("HypoVereinsbank"). These entities as well as certain broker-dealers that might be controlled by or affiliated with Allianz AG or these entities (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Absent an SEC exemption or other relief, the Funds generally are precluded from effecting principal transactions with the
Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to

                                       41

restrictions. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above materially adversely affect its ability to provide services to the Funds, the Funds' ability to take advantage of market opportunities, or the Funds' overall performance.

Advisory Agreement

     PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust's investments directly with the issuers or with brokers or dealers selected by it in its discretion. See "Portfolio
Transactions." PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

     Under the terms of the Advisory Contract, PIMCO is obligated to manage the
Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the
Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

     PIMCO is responsible for determining how the assets of the Strategic
Balanced Fund are allocated and reallocated from time to time between the
Underlying Funds. The Fund does not pay any fees to PIMCO in return for these services under the Advisory Agreement. The Fund does, however, indirectly pay a proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which the Fund invests.

     Following the expiration of the two year period commencing with the effectiveness of the Advisory Contract, it will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of
Trustees and (ii) by a majority of the Independent Trustees. The Advisory
Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days' written notice by either party to the contract and will terminate automatically if assigned.

     Continuation of the Advisory Contract was last approved by the Board of
Trustees, including a majority of the Trustees who are not parties to the
Advisory Contract or interested persons of such parties ("Independent
Trustees"), at a meeting held on August 21, 2001. In determining whether to continue the Advisory Contract, the Trustees considered the fees and expenses paid by the Funds and by comparable funds, the costs of providing these services, and the profitability of PIMCO's relationship with the Funds. The
Trustees also considered the nature and quality of services provided under the
Advisory Contract, and the investment performance of the Funds on an absolute basis, and relative to the performance of comparable funds. The Trustees also considered the terms of the Trust's Administration Agreement and the fees paid and services provided to the Funds under their "unified fee" structure. In addition, the Trustees considered the relationships among PIMCO, Allianz AG, and their affiliates, including any collateral benefits received by PIMCO or its affiliates due to PIMCO's relationship with the Funds. The Trustees also considered PIMCO's representations concerning its staffing, capabilities and methodologies applied in managing the Funds, including the importance of retention of personnel with relevant portfolio management experience. Upon completion of the Board's review and discussion, the Trustees concluded that the investment advisory fees payable to PIMCO under the Advisory Contract are fair and reasonable in light of the services provided to the Funds, and approved the continuation of the Advisory Contract between the Trust and PIMCO for one year.

     PIMCO employs Research Affiliates to provide asset allocation services to the All Asset Fund pursuant to an Asset Allocation Agreement. Under the Asset
Allocation Agreement, Research Affiliates is responsible for the management of the Fund and determining how the assets of the Fund are allocated and reallocated from time to time among the Underlying Funds. For services provided to the All Asset Fund, PIMCO (not the Trust) pays a fee to Research Affiliates at an annual rate of 0.20% of the average daily net assets of the Fund. The Fund also indirectly pays a proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which the Fund invests. Research Affiliates is not compensated directly by the All Asset Fund.

     Under the terms of the Asset Allocation Agreement, Research Affiliates is
obligated to manage the All Asset Fund in accordance with applicable laws and regulations. The Asset Allocation Agreement will continue in effect with respect to the All Asset Fund for two years from its effective date, and thereafter on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Asset
Allocation Agreement may be terminated without penalty by vote of the Trustees or its shareholders, or by PIMCO, on 60 days' written notice by either party to the contract and will terminate automatically if assigned. If Research
Affiliates ceases to manage the portfolio of the Fund, PIMCO will either assume full responsibility for the management of the Fund, or retain a new asset allocation sub-adviser, subject to the approval of the Trustees and, if required, the Fund's shareholders.

                                       42

     Except for the Strategic Balanced Fund, PIMCO receives a monthly investment advisory fee from each Fund at an annual rate based on average daily net assets of the Funds as follows:

                                                                                                        Advisory
Fund                                                                                                    Fee Rate
----                                                                                                    --------
Liquid Assets Fund                                                                                       0.10%
Money Market Fund                                                                                        0.15%
All Asset and Short Duration Municipal Income Funds                                                      0.20%
Commercial Mortgage Securities, Convertible, Real Return Asset, StocksPLUS
     and StocksPLUS Short Strategy Funds                                                                 0.40%
Emerging Markets Bond Fund                                                                               0.45%
CommodityRealReturn Strategy and StocksPLUS Total Return Funds                                           0.49%
European Convertible Fund                                                                                0.50%
All other Funds                                                                                          0.25%

     For the fiscal years ended March 31, 2002, 2001 and 2000, the aggregate amount of the advisory fees paid by each operational Fund was as follows:

                                                                 Year Ended        Year Ended         Year Ended
Fund                                                               3/31/02           3/31/01            3/31/00
----                                                               -------           -------            -------
California Intermediate Municipal Bond Fund                        $ 245,724          $ 235,549            $ 6,312
California Municipal Bond Fund                                        38,652             23,189                N/A
Convertible Fund                                                     177,766            592,451            266,262
Emerging Markets Bond Fund                                           475,043            211,416             86,725
European Convertible Fund                                             25,385              8,367                N/A
Foreign Bond Fund                                                  1,833,823          1,477,689          1,455,350
Global Bond Fund                                                     799,652            731,816            682,166
Global Bond Fund II                                                  197,770            191,774            143,465
GNMA                                                                 117,225             20,257             10,454
High Yield Fund                                                    7,996,501          7,084,431          8,796,696
Investment Grade Corporate Bond Fund                                  14,792             12,277                N/A
Long-Term U.S. Government Fund                                     1,320,155          1,026,205            863,294
Low Duration Fund                                                 13,116,919         10,648,205         10,480,477
Low Duration Fund II                                               1,177,684          1,517,422          1,154,518
Low Duration Fund III                                                122,127             99,814             69,310
Moderate Duration Fund                                             1,627,129          1,179,075            859,866
Money Market Fund                                                    541,950            595,731            754,997
Municipal Bond Fund                                                  272,823            153,408            140,711
New York Municipal Bond Fund                                          12,643              8,227              4,402
Real Return Fund                                                   5,064,008          1,358,282            286,410
Real Return Fund II                                                    3,371                N/A                N/A
Real Return Asset Fund                                                31,567                N/A                N/A
Short Duration Municipal Income Fund                                  31,171             26,241             12,387
Short-Term Fund                                                    3,548,056          1,707,119          1,610,960
StocksPLUS Fund                                                    3,938,464          5,319,379          5,710,564
Strategic Balanced Fund                                                    0            217,176            526,900
Total Return Fund                                                118,913,898         89,506,328         72,341,826
Total Return Fund II                                               4,368,499          3,840,097          2,997,701
Total Return Fund III                                              2,130,614          1,970,439          1,435,291
Total Return Mortgage Fund                                           119,995             41,637             10,026

Fund Administrator

     PIMCO also serves as Administrator to the Funds pursuant to an administration agreement (the "Administration Agreement") with the Trust. PIMCO provides the Funds with certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other
Fund service providers. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Administration Agreement, on terms agreed between

                                       43

PIMCO and such affiliates. The administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds' transfer agent, custodian, legal counsel, independent accountants, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. PIMCO has contractually agreed to provide these services, and to bear these expenses, at the following rates for each Fund (each expressed as a percentage of the Fund's average daily net assets attributable to its classes of shares on an annual basis):

                                                                        Administrative Fee Rate
                                                                        -----------------------
                                        Institutional and        Advisor     Class A,                        Class
Fund                                   Administrative Class       Class      B and C       Class D*        J and K      Class R
----                                   --------------------      -------     -------       -------         -------      -------
All Asset Fund                                0.05%               0.15%         N/A           N/A             N/A          N/A
California Intermediate Municipal
   Bond, California Municipal Bond
   and New York Municipal Bond Funds          0.22%               0.32%        0.40%**       0.60%           0.25%         N/A
CommodityRealReturn
Strategy Fund                                 0.25%               0.35%        0.50%         0.50%            N/A         0.50%
Emerging Markets Bond Fund                    0.40%               0.50%        0.55%         0.80%           0.30%        0.55%
Foreign Bond Fund                             0.25%               0.35%        0.45%         0.70%           0.25%        0.45%
Global Bond Fund                              0.30%               0.40%        0.45%         0.70%           0.30%         N/A
Global Bond II Fund                           0.30%               0.40%        0.45%         0.70%           0.30%        0.45%
GNMA Fund                                     0.25%               0.35%        0.40%***      0.75%           0.25%        0.40%
Investment Grade
Corporate Bond Fund                           0.25%               0.35%         N/A          0.65%           0.25%         N/A
Liquid Assets Fund                            0.05%                N/A          N/A           N/A             N/A          N/A
Low Duration and
Total Return Funds                            0.18%               0.20%        0.40%         0.50%           0.25%        0.40%
Moderate Duration Fund                        0.20%               0.30%        0.40%         0.65%           0.25%         N/A
Money Market Fund                             0.20%               0.30%        0.40%**       0.45%           0.25%        0.40%
Municipal Bond Fund                           0.24%               0.30%        0.40%**       0.60%           0.25%         N/A
Real Return Fund                              0.20%               0.30%        0.40%         0.65%           0.25%        0.40%
Real Return Fund II                           0.20%               0.30%        0.40%         0.65%            N/A          N/A
Real Return Asset Fund                        0.25%               0.35%        0.40%         0.65%            N/A          N/A
Short Duration Municipal Income Fund          0.19%               0.29%        0.40%**       0.60%           0.25%         N/A
Short-Term Fund                               0.20%               0.20%        0.40%**       0.50%           0.25%        0.40%
StocksPLUS Total Return Fund                  0.25%               0.35%        0.40%         0.40%            N/A          N/A
Strategic Balanced Fund                       0.05%               0.15%        0.40%         0.65%           0.25%        0.40%
All other Funds                               0.25%               0.35%        0.40%         0.65%           0.25%        0.40%
----------
*    As described below, the Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class
     D Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

**   Effective January 1, 2003, the administrative fee for the California
     Intermediate Municipal Bond, California Municipal Bond, Money Market,
     Municipal Bond, New York Municipal Bond, Short Duration Municipal Income
     and Short-Term Funds will be increased from the current rate of 0.35% to a rate of 0.40% of each Fund's average daily net assets.

***  On December 1, 2002, the GNMA Fund's administrative fee was reduced by
     0.10% to 0.40% per annum.

     Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees

                                       44

and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the
Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

     Class-specific expenses include distribution and service fees payable with respect to different classes of shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust's
Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the
1940 Act and subject to review and approval by the Trustees.

     The Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust, Fund, or
Class as applicable, at any time on 60 days' written notice. Following the expiration of the one-year period commencing with the effectiveness of the
Administration Agreement, it may be terminated by PIMCO, also on 60 days'
written notice.

     The All Asset and Strategic Balanced Funds indirectly pay a proportionate share of the administrative fees paid to PIMCO by the Underlying Funds in which each Fund invests.

     The Administration Agreement is subject to annual approval by the Board, including a majority of the Trust's Independent Trustees (as that term is defined in the 1940 Act). The current Administration Agreement, dated May 5,
2000, as supplemented from time to time, was last approved by the Board of
Trustees, including all of the Independent Trustees at a meeting held on August
21, 2001. In approving the Administration Agreement, the Trustees determined that: (1) the Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     For the fiscal years ended March 31, 2002, 2001 and 2000, the aggregate amount of the administrative fees paid by each operational Fund was as follows:

                                                             Year Ended           Year Ended            Year Ended
Fund                                                           3/31/02              3/31/01                3/31/00
----                                                           -------              -------                -------
California Intermediate Municipal Bond Fund                     $ 253,580             $ 257,061              $ 6,412
California Municipal Bond Fund                                     39,181                22,381                  N/A
Convertible Fund                                                  146,125               405,525              172,987
Emerging Markets Bond Fund                                        445,517               191,697               79,064
European Convertible Fund                                          12,707                 4,154                  N/A
Foreign Bond Fund                                               2,252,160             1,757,855            1,668,942
Global Bond Fund                                                  959,541               878,179              818,605
Global Bond Fund II                                               261,251               247,485              192,384
GNMA                                                              172,922                20,262               10,454
High Yield Fund                                                 9,812,572             8,316,046           10,201,282
Investment Grade Corporate Bond Fund                               14,792                12,277                  N/A
Long-Term U.S. Government Fund                                  1,632,901             1,199,085            1,007,625
Low Duration Fund                                              11,333,576             8,636,136            8,469,311
Low Duration Fund II                                            1,177,684             1,513,253            1,154,518
Low Duration Fund III                                             122,423                99,853               69,259
Moderate Duration Fund                                          1,301,704               943,260              687,893
Money Market Fund                                               1,012,402             1,055,918            1,325,685
Municipal Bond Fund                                               339,822               196,287              189,404
New York Municipal Bond Fund                                       13,247                 7,942                4,234
Real Return Fund                                                6,326,433             1,559,146              333,697
Real Return Fund II                                                 2,697                   N/A                  N/A
Real Return Asset Fund                                             15,887                   N/A                  N/A
Short Duration Municipal Income Fund                               29,651                24,945               11,770
Short-Term Fund                                                 3,679,902             1,529,935            1,445,630

                                       45

                                         Year Ended           Year Ended            Year Ended
Fund                                       3/31/02              3/31/01                3/31/00
----                                       -------              -------                -------
StocksPLUS Fund                             3,256,936             4,439,129            4,783,693
Strategic Balanced Fund                       138,137               223,761              353,282
Total Return Fund                         100,611,284            73,048,093           58,764,667
Total Return Fund II                        4,379,226             3,839,588            2,997,701
Total Return Fund III                       2,130,813             1,970,778            1,435,291
Total Return Mortgage Fund                    158,102                43,807               10,179

     Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of 0.35%
of a Fund's average daily net assets attributable to Class D shares purchase through such firms). The Administration Agreement includes a plan specific to
Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to 0.25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services. See
"Distribution of Trust Shares - Plan for Class D Shares."

                          DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

     PIMCO Advisors Distributors LLC (the "Distributor") serves as the principal underwriter of each class of the Trust's shares pursuant to a distribution contract ("Distribution Contract") with the Trust which is subject to annual approval by the Board. The Distributor is an indirect subsidiary of Allianz
Dresdner Asset Management of America L.P. The Distributor, located at 2187
Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days' nor less than 30 days' written notice to the
Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

     The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the Distribution
Contract, the Administration Agreement or the Distribution and/or Servicing
Plans described below; and (ii) by the vote of a majority of the entire Board of
Trustees cast in person at a meeting called for that purpose. If the
Distribution Contract is terminated (or not renewed) with respect to one or more
Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trust offers ten classes of shares: Class A, Class B, Class C, Class D,
Class J, Class K, Class R, the Institutional Class, the Administrative Class,
and the Advisor Class.

     Class A, Class B and Class C shares of the Trust are offered through firms
("participating brokers") which are members of the NASD, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

     Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisors, with which the
Distributor has an agreement for the use of PIMCO Funds: Pacific Investment
Management Series in particular investment products, programs or accounts for which a fee may be charged.

     Class J and Class K shares are offered only to non-U.S. investors outside the United States. Class J and Class K shares are offered through foreign broker dealers, banks and other financial institutions and are offered to non-U.S.
investors as well as through various non-U.S. investment products, programs or accounts for which a fee may be charged by investment intermediaries in addition to those described in the Prospectus and SAI.

     Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other accounts whereby the plan or the plan's financial service firm has an agreement with the Distributor or the Administrator to utilize Class R shares in

                                       46

certain investment products or programs (collectively, "retirement plans"). In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts
(either at the plan level or at the level of the financial service firm). Class
R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs,
SIMPLE IRAs, or individual 403(b) plans, or through the PIMCO CollegeAccess 529
Plan. Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by retirement plan accounts and their plan participants, for which fees or expenses may be charged in addition to those described in the Prospectus and
SAI.

     Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.
(Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customer's investment in the Funds.) Administrative Class shares are offered primarily through employee benefit plans alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

     Advisor Class shares are offered primarily through broker-dealers and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Advisor Class shareholders.

     The Trust has adopted a Fourth Amended and Restated Multi-Class Plan
("Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act. Under the
Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charge and Contingent Deferred Sales Charge

     As described in the Class A, B and C Prospectus under the caption
"Investment Options (Class A, B and C Shares)," Class A shares of the Trust
(except with respect to the Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. For the fiscal years ended March 31, 2002, March 31, 2001 and March 31,
2000, the Distributor received an aggregate of $22,855,033, $6,167,114 and
$4,625,293, respectively, and retained $3,066,255, $949,986 and $618,123, respectively, in initial sales charges paid by Class A shareholders of the
Trust.

     As described in the Class A, B and C Prospectus under the caption
"Investment Options (Class A, B and C Shares)," a contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Class R, Institutional Class, Advisor Class or
Administrative Class shares. Because contingent deferred sales charges are calculated on a fund-by-fund basis, shareholders should consider whether to exchange shares of one fund for shares of another fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemptions.

     During the fiscal years ended March 31, 2002, March 31, 2001 and March 31,
2000, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:
                            Year Ended       Year Ended      Year Ended
                             3/31/02          3/31/01          3/31/00
                            ----------       ----------      ----------
         Class A             $ 801,591       $1,295,898      $  337,940
         Class B             6,489,465        5,221,113       5,822,553
         Class C             1,185,520          508,383       1,077,578

                                       47

     In certain cases described in the Class A, B and C Prospectus, the contingent deferred sales charge is waived on redemptions of Class A, Class B or
Class C shares for certain classes of individuals or entities on account of (i)
the fact that the Trust's sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived, (ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

Distribution and Servicing Plans for Class A, Class B, Class C and Class R
Shares

     As stated in the text of the Class A, B and C Prospectus under the caption
"Management of the Trust--Distribution and Servicing (12b-1) Plans," and in the
Class R Prospectus under the caption "How to Buy and Sell Shares," Class A,
Class B, Class C and Class R shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

     Pursuant to separate Distribution and Servicing Plans for Class A, Class B
and Class C shares (the "Retail Plans"), as well as Class R shares, as described in the Class A, B and C Prospectus and the Class R Prospectus, in connection with the distribution of Class B, Class C and Class R shares of the Trust, the
Distributor receives certain distribution fees from the Trust, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, the
Distributor receives certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class
C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Class A, B and C Prospectus and the Class R Prospectus, the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the
Trust to participating and introducing brokers, certain banks and other financial intermediaries.

     The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including retirement plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of
Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class
A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the Trust, with respect to each
Fund's Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

     The Retail Plans were adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as "compensation" plans. This means that, although the
Trustees of the Trust are expected to take into account the expenses of the
Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

     The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B,
Class C or Class R shares, printing of prospectuses and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to
Class A, Class B, Class C and Class R shares of the Trust, may be spent by the
Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses
(including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including retirement plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders'
needs, who respond to inquiries from shareholders relating to such services,

                                       48

or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

     Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C or Class R shares of any
Fund may indirectly support sales and servicing efforts relating to the other
Funds' shares of the same class. In reporting its expenses to the Trustees, the
Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

                                        Servicing         Distribution
Class A                                 Fee(1)            Fee(1)
======================================================================
Money Market Fund                       0.10%             N/A
----------------------------------------------------------------------
All other Funds                         0.25%             None

Class B(2)
----------------------------------------------------------------------
All Funds                               0.25%             None
----------------------------------------------------------------------

Class C - Shares purchased on or after 7/1/91(3)
----------------------------------------------------------------------
Money Market Fund                       0.10%             0.00%
----------------------------------------------------------------------
Short-Duration Municipal Income and     0.25%             0.25%
Short Term Funds
----------------------------------------------------------------------
California Intermediate Municipal       0.25%             0.45%
Bond, California Municipal Bond, Low
Duration, New York Municipal Bond,
Real Return, Municipal Bond and
StocksPLUS Funds
----------------------------------------------------------------------
All other Funds                         0.25%             0.65%

Class C - Shares purchased before 7/1/91
----------------------------------------------------------------------
Money Market Fund                       0.10%             0.00%
----------------------------------------------------------------------
All other Funds                         0.25%             None

(1)  Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in a transaction which took place on January 17, 1997.

(2)  Payable only with respect to shares outstanding for one year or more.

(3)  Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

     The Distributor may from time to time pay additional cash bonuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B, Class C and Class R shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. The
Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sale. Pacific Investment Management (in its capacity as administrator) may also pay participating brokers and other intermediaries for sub-transfer agency and other services.

                                       49

     If in any year the Distributor's expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B,
Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the
Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

     Each Retail Plan may be terminated with respect to any Fund to which the
Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution
Contract ("Disinterested Trustees") or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail
Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

     The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the
Disinterested Trustees and (ii) by the vote of a majority of the entire Board of
Trustees cast in person at a meeting called for that purpose.

     The Retail Plans went into effect for the Trust in January 1997 (December
2002 for Class R shares). If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Retail Plans will provide benefits to the
Trust. The Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes.
Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to
Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Funds, and in connection with the servicing of Class B, Class C and Class R shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The
Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class B, Class C and Class R shares.

     As compensation for services rendered and borne by the Distributor in connection with personal services rendered to Class R shareholders of the Trust and the maintenance of Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a retirement plan or its financial service firm through an omnibus account), the Trust pays the
Distributor servicing fees up to the current rate of 0.25% and distribution fees up to the current rate of 0.25% (each calculated as a percentage of each Fund's average daily net assets attributable to Class R shares).

Payments Pursuant to Class A Plan

     For the fiscal years ended March 31, 2002, March 31, 2001 and March 31,
2000, the Trust paid the Distributor an aggregate of $14,494,419, $8,055,920 and
$6,082,941, respectively, pursuant to the Distribution and Servicing Plan for
Class A shares, of which the indicated amounts were attributable to the following Funds:

                                           Year Ended       Year Ended      Year Ended
Fund                                        3/31/02          3/31/01        3/31/00
----                                       ----------       ----------      ----------
California Intermediate Municipal Bond
Fund                                        $ 55,208         $  68,463         $ 795
California Municipal Bond Fund                 7,486               252           N/A
Convertible Fund                              14,260            15,351         3,505
Emerging Markets Bond Fund                    10,672             1,331           587
European Convertible Fund                         25                 9           N/A

                                       50

Foreign Bond Fund                          243,819                167,687               107,878
Global Bond Fund II                          9,781                  5,559                 6,937
GNMA Fund                                   33,949                    N/A                   N/A
High Yield Fund                            876,436                491,894               471,207
Long-Term U.S. Government Fund             257,041                131,419                81,888
Low Duration Fund                        1,214,265                620,464               566,330
Money Market Fund                           55,469                 63,732               109,208
Municipal Bond Fund                         39,445                 19,443                22,682
New York Municipal Bond Fund                 3,050                     51                    12
Real Return Fund                           751,242                103,952                25,380
Short-Term Fund                          1,050,486                204,603               209,633
StocksPLUS Fund                            270,436                367,939               416,904
Strategic Balanced Fund                      9,666                 10,098                 6,235
Total Return Fund                        9,576,009              5,783,098             4,053,760
Total Return Mortgage Fund                  15,675                    576                   N/A

     During the fiscal year ended March 31, 2002, the amounts collected pursuant to the Distribution and Servicing Plan for Class A shares were used as follows:
sales commissions and other compensation to sales personnel, $11,855,424;
preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $2,638,994.
These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                                 Sales Material
                                                                   and Other
Fund                                      Compensation              Expenses             Total
----                                      ------------           --------------        ---------
California Intermediate Municipal
   Bond Fund                                  $ 34,631               $ 7,709           $ 42,340
California Municipal Fund                        3,085                   687              3,772
Convertible Fund                                 6,468                 1,440              7,908
Emerging Markets Bond Fund                      23,447                 5,219             28,666
European Convertible Fund                           15                     3                 18
Foreign Bond Fund                              169,381                37,704            207,085
Global Bond Fund II                              7,941                 1,768              9,709
GNMA Fund                                       48,282                10,747             59,029
High Yield Fund                                822,806               183,155          1,005,961
Long-Term U.S. Government Fund                 167,847                37,362            205,209
Low Duration Fund                            1,245,483               277,242          1,522,725
Money Market Fund                               74,161                16,508             90,669
Municipal Bond Fund                             32,114                 7,149             39,263
New York Municipal Bond Fund                     3,275                   729              4,004
Real Return Fund                               799,004               177,857            976,861
Short-Term Fund                              1,148,705               255,699          1,404,404
StocksPLUS Fund                                165,689                36,882            202,571
Strategic Balanced Fund                          6,112                 1,360              7,472
Total Return Fund                            7,086,345             1,577,407          8,663,752
Total Return Mortgage Fund                      10,633                 2,367             13,000

Payments Pursuant to Class B Plan

     For the fiscal years ended March 31, 2002, March 31, 2001 and March 31,
2000, the Trust paid the Distributor an aggregate of $24,609,833, $15,793,100 and $14,835,909, respectively, pursuant to the Distribution and Servicing Plan for Class B shares, of which the indicated amounts were attributable to the following Funds:

                                             Year Ended     Year Ended     Year Ended
Fund                                           3/31/02        3/31/01       3/31/00
----                                         ----------     ----------     ----------
Convertible Fund                             $  59,733       $ 48,249        $ 6,285
Emerging Markets Bond Fund                      38,985         12,778          8,171

                                       51

Foreign Bond Fund                           316,086              258,249              236,078
Global Bond Fund II                          58,059               45,017               49,328
GNMA Fund                                    41,071                  N/A                  N/A
High Yield Fund                           3,712,799            2,952,887            3,180,767
Long-Term U.S. Government Fund              643,477              385,053              375,143
Low Duration Fund                         1,305,471              766,462              720,752
Money Market Fund                           398,263              239,885              182,595
Municipal Bond Fund                         122,549               58,902               58,146
Real Return Fund                          2,113,937              250,760               77,808
Short-Term Fund                              86,041               66,389               47,772
StocksPLUS Fund                           2,205,080            3,235,886            3,441,224
Strategic Balanced Fund                      84,873              102,592               65,297
Total Return Fund                        13,389,734            7,368,323            6,386,543
Total Return Mortgage Fund                   33,675                1,667                  N/A

     During the fiscal year ended March 31, 2002, the amounts collected pursuant to the Distribution and Servicing Plan for Class B shares were used as follows:
sales commissions and other compensation to sales personnel, $20,180,065;
preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $4,429,770.
These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                                                 Sales Material
                                                                                    and Other
Fund                                   Compensation             Expenses             Total
----                                   ------------             --------         --------------
Convertible Fund                           $ 39,828              $ 8,743             $ 48,571
Emerging Markets Bond Fund                   69,172               15,184               84,356
Foreign Bond Fund                           222,493               48,840              271,333
Global Bond Fund II                          42,308                9,287               51,595
GNMA Fund                                    83,826               18,401              102,227
High Yield Fund                           2,871,733              630,380            3,502,113
Long-Term U.S. Government Fund              432,863               95,019              527,882
Low Duration Fund                         1,301,404              285,674            1,587,078
Money Market Fund                           254,042               55,765              309,807
Municipal Bond Fund                         118,983               26,118              145,101
Real Return Fund                          2,360,671              518,196            2,878,867
Short-Term Fund                              72,551               15,926               88,477
StocksPLUS Fund                           1,290,024              283,176            1,573,200
Strategic Balanced Fund                      51,406               11,284               62,690
Total Return Fund                        10,931,529            2,399,604           13,331,133
Total Return Mortgage Fund                   37,232                8,173               45,405

Payments Pursuant to Class C Plan

     For the fiscal years ended March 31, 2002, March 31, 2001 and March 31,
2000, the Trust paid the Distributor an aggregate of $26,882,400, $15,860,701 and $15,752,921, respectively, pursuant to the Distribution and Servicing Plan for Class C shares, of which the indicated amounts were attributable to the following Funds:

                                         Year Ended           Year Ended           Year Ended
Fund                                       3/31/02              3/31/01              3/31/00
----                                     ----------           ----------          ------------
Convertible Fund                          $ 116,667            $ 125,211              $ 23,512
Emerging Markets Bond Fund                   28,699                5,161                 2,646
Foreign Bond Fund                           413,771              312,825               302,947
Global Bond Fund II                          62,333               48,452                57,768
GNMA Fund                                    55,321                  N/A                   N/A
High Yield Fund                           4,243,004            3,316,077             3,820,412

                                       52

Long-Term U.S. Government Fund                404,818              248,741               259,510
Low Duration Fund                           1,688,011              834,108               886,691
Money Market Fund                              97,829               87,507                85,213
Municipal Bond Fund                           284,954              212,868               250,017
Real Return Fund                            2,092,955              271,991                63,886
Short-Term Fund                               656,575              105,798                96,622
StocksPLUS Fund                             1,492,602            2,018,908             2,258,967
Strategic Balanced Fund                       150,768              128,151                67,806
Total Return Fund                          15,040,655            8,139,338             7,576,924
Total Return Mortgage Fund                     53,437                5,566                   N/A

     During the fiscal year ended March 31, 2002, the amounts collected pursuant to the Distribution and Servicing Plan for Class C shares were used as follows:
sales commissions and other compensation to sales personnel, $22,043,568;
preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $4,838,832.

     These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                                                    Sales Material
                                                                                       and Other
Fund                                       Compensation            Expenses              Total
----                                       ------------           ----------        --------------
Convertible Fund                             $ 52,742              $ 11,577             $ 64,319
Emerging Markets Bond Fund                     65,550                14,389               79,939
Foreign Bond Fund                             251,008                55,099              306,107
Global Bond Fund II                            36,428                 7,996               44,425
GNMA Fund                                      91,320                20,046              111,366
High Yield Fund                             2,821,779               619,415            3,441,194
Long-Term U.S. Government Fund                219,595                48,204              267,799
Low Duration Fund                           2,253,862               494,750            2,748,612
Money Market Fund                             438,522                96,261              534,783
Municipal Bond Fund                           253,348                55,613              308,961
Real Return Fund                            2,712,082               595,335            3,307,417
Short-Term Fund                             1,337,317               293,557            1,630,874
StocksPLUS Fund                               987,550               216,779            1,204,329
Strategic Balanced Fund                        79,977                17,556               97,533
Total Return Fund                          10,392,126             2,281,198           12,673,324
Total Return Mortgage                          50,361                11,055               61,416

     From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Funds, and in connection with the servicing of Class A, Class B and Class C shareholders of the Funds and the maintenance of Class A, Class B and Class C shareholder accounts, may exceed the distribution and/or servicing fees collected by the
Distributor. Class A, Class B and Class C Distribution and Servicing Plans,
which are similar to the Trust's current Plans, were in effect prior to January
17, 1997 in respect of the series of PAF that was the predecessor of the Global
Bond Fund II. As of March 31, 2002, such expenses were approximately $45,121,000 in excess of payments under the Class A Plan, $93,447,000 in excess of payments under the Class B Plan and $18,190,000 in excess of payments under the Class C
Plan.

     The allocation of such excess (on a pro rata basis) among the Funds listed below as of March 31, 2002 was as follows:

Fund                                                 Class A            Class B               Class C
----                                                 -------            -------               -------
California Intermediate Municipal Bond Fund          $131,804                   N/A                   N/A
California Municipal Fund                              11,742                   N/A                   N/A
Convertible Fund                                       24,619              $184,428               $43,522

                                       53

Fund                                                           Class A              Class B             Class C
----                                                           -------              -------             -------
Emerging Markets Bond Fund                                      89,236               320,310                54,091
European Convertible Fund                                           58                   N/A                   N/A
Foreign Bond Fund                                              644,652             1,030,287               207,128
Global Bond Fund II                                             30,223               195,914                30,060
GNMA Fund                                                      183,758               388,168                75,356
High Yield Fund                                              3,131,547            13,298,018             2,328,487
Long-Term U.S. Government Fund                                 638,813             2,004,441               181,207
Low Duration Fund                                            4,740,230             6,026,358             1,859,851
Money Market Fund                                              282,252             1,176,384               361,861
Municipal Bond Fund                                            122,225               550,970               209,059
New York Municipal Bond Fund                                    12,465                   N/A                   N/A
Real Return Fund                                             3,040,961            10,931,465             2,237,967
Short-Term Fund                                              4,371,898               335,957             1,103,533
StocksPLUS Fund                                                630,600             5,973,660               814,910
Strategic Balanced Fund                                         23,261               238,042                65,996
Total Return Fund                                           26,970,186            50,620,187             8,575,417

    The allocation of such excess (on a pro rata basis) among the Funds, calculated as a percentage of net assets of each Fund listed below as of March
31, 2002 was as follows:

Fund                                                           Class A              Class B             Class C
----                                                           -------              -------             -------
California Intermediate Municipal Bond Fund                      0.58%                N/A                  N/A
California Municipal Fund                                        0.58                 N/A                  N/A
Convertible Fund                                                 0.58                2.98%                0.44%
Emerging Markets Bond Fund                                       0.58                2.98                 0.44
European Convertible Fund                                        0.58                 N/A                  N/A
Foreign Bond Fund                                                0.58                2.98                 0.44
Global Bond Fund II                                              0.58                2.98                 0.44
GNMA Fund                                                        0.58                2.98                 0.44
High Yield Fund                                                  0.58                2.98                 0.44
Long-Term U.S. Government Fund                                   0.58                2.98                 0.44
Low Duration Fund                                                0.58                2.98                 0.44
Money Market Fund                                                0.58                2.98                 0.44
Municipal Bond Fund                                              0.58                2.98                 0.44
New York Municipal Bond Fund                                     0.58                 N/A                  N/A
Real Return Fund                                                 0.58                2.98                 0.44
Short-Term Fund                                                  0.58                2.98                 0.44
StocksPLUS Fund                                                  0.58                2.98                 0.44
Strategic Balanced Fund                                          0.58                2.98                 0.44
Total Return Fund                                                0.58                2.98                 0.44

Distribution and Administrative Services Plans for Administrative Class and
Advisor Class Shares

     The Trust has adopted separate Administrative Services Plans and
Administrative Distribution Plans (together, the "Administrative Plans") with respect to the Administrative Class and the Advisor Class shares of each Fund.
The Administrative Class and Advisor Class are each subject to their own
Administrative Plans.

     Under the terms of each class's Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the respective
Administrative Class shares or Advisor Class shares of each Fund, in amounts up to 0.25% for each class, on an annual basis of the respective average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of the Administrative Class shares and the Advisor Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares and Advisor
Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of

                                       54

Administrative Class shares or Advisor Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

     Under the terms of each class's Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the respective
Administrative Class shares or Advisor Class shares of each Fund, in amounts up to 0.25% for each class on an annual basis of the respective average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders and Advisor Class shareholders of the Funds. Such services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services;
providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders;
answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

     The same entity may be the recipient of fees under each class's
Administrative Distribution Plan and Administrative Services Plan, with respect to that particular class of shares, but may not receive fees under both plans of the same class, with respect to the same assets of either the Administrative
Class shares or the Advisor Class shares. Fees paid pursuant to either of the
Administrative Plans of a class may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute "service fees"
for purposes of applicable rules of the National Association of Securities
Dealers, Inc. Each of the Administrative Plans has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the
Administrative Services Plans that they will have with respect to the
Administrative Distribution Plans.

     Each of the Administrative Plans provides that it may not be amended to materially increase the costs which Administrative Class or Advisor Class shareholders may bear under the Administrative Plans without the approval of a majority of the outstanding voting securities of the Administrative Class or
Advisor Class and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan
Trustees"), cast in person at a meeting called for the purpose of voting on the
Plan and any related amendments.

     Each of the Administrative Plans provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii)
the disinterested Trustees defined above. Each of the Administrative
Distribution Plans further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the
Administrative Class or the Advisor Class, as applicable.

     Each of the Administrative Plans provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the
Trustees and the disinterested Trustees defined above. Each of the
Administrative Plans provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to that Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Each of the Administrative Plans is a "reimbursement plan," which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each of the
Administrative Plans provides that expenses payable under the Administrative
Plans may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more that 0.25% of the respective average daily net assets of the Administrative
Class or the Advisor Class, as applicable, shares may be used in any month to pay expenses under that class's Administrative Plans. Each of the Administrative
Plans requires that the Administrative Class shares and the Advisor Class shares incur no interest or carrying charges.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as
"service fees" and therefore will not be limited by NASD rules.

     Institutional Class, Administrative Class and Advisor Class shares of the
Trust may also be offered through certain brokers and financial intermediaries
("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service fees paid with respect to Administrative Class or Advisor Class shares. Service agents may impose additional or different conditions than the Trust

                                       55

on the purchase, redemption or exchanges of Trust shares by their customers.
Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Trust shares in addition to any fees charged by the
Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Payments Pursuant to the Administrative Plans for Administrative Class Shares

     For the fiscal years ended March 31, 2002, March 31, 2001 and March 31,
2000, the Trust paid qualified service providers an aggregate amount of
$20,737,705, $11,849,697 and $8,385,679, respectively, pursuant to the
Administrative Services Plan and the Administrative Distribution Plan. Such
payments were allocated among the Funds listed below as follows:

                                                           Year Ended          Year Ended       Year Ended
Fund                                                         3/31/02             3/31/01          3/31/00
----                                                         -------             -------          -------
California Intermediate Municipal Bond Fund              $     4,258         $     3,614            $     14
Convertible Fund                                                 460                 629                 N/A
Emerging Markets Bond Fund                                    22,348              25,087              22,231
Foreign Bond Fund                                             46,404              18,800              10,669
Global Bond Fund                                               8,572               5,633               7,261
High Yield Fund                                            1,337,821           1,054,052             772,780
Long-Term U.S. Government Fund                               179,913             116,546              98,704
Low Duration Fund                                            543,855             345,320             307,872
Low Duration Fund II                                             224                  92                 528
Low Duration Fund III                                             30                  26                  50
Money Market Fund                                             38,733              21,069              22,491
Municipal Bond Fund                                           17,180              10,305               6,275
Real Return Fund                                             337,185              41,269                 N/A
Short-Term Fund                                              162,223              16,697              15,160
StocksPLUS Fund                                              107,135              88,080              95,242
Strategic Balanced Fund                                        2,354               1,495                 852
Total Return Fund                                         17,670,766           9,917,611           6,890,843
Total Return Fund II                                         231,438             156,989             125,952
Total Return Fund III                                         20,627              26,382               8,755
Total Return Mortgage Fund                                     6,179                 N/A                 N/A

     The remaining Funds did not make payments under either Administrative Plan.

Plan for Class D Shares

     As described under "Management of the Trust- Fund Administrator," the
Funds' Administration Agreement includes a plan (the "Class D Plan") adopted pursuant to Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisors ("Service Organizations"))
some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations ("Special Class D Services"): (i)
facilities for placing orders directly for the purchase of a Fund's shares and tendering a Fund's Class D shares for redemption; (ii) advertising with respect to a Fund's Class D shares; (iii) providing information about the Funds; (iv)
providing facilities to answer questions from prospective investors about the
Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders;
(vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining

                                       56

elective shareholder services such as check writing and wire transfer services;
providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders;
answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the
1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

     The Administrator has entered into an agreement with the Distributor under which the distributor is compensated for providing or procuring certain of the
Class D Services at the rate of 0.25% per annum of all assets attributable to
Class D shares sold through the Distributor.

     The Trust and the Administrator understand that some or all of the Special
Class D Services pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares.
The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the
Administrator's and the Distributor's expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of
0.25% per annum of the average daily net assets of such Fund attributable to
Class D shares.

     In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those
Trustees ("disinterested Class D Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by a vote of a majority of both (i) the Trustees of the Trust and (ii)
the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding
Class D shares and it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested
Class D Plan Trustees.

     With respect to the Class D Plan, the Administration Agreement requires the
Administrator to present reports as to out-of-pocket expenditures and internal expenses allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as "service fees" and therefore will not be limited by NASD rules.

Payments Pursuant to Class D Plan

     For the fiscal year ended March 31, 2002, March 31, 2001 and March 31,
2000, the Trust paid $2,302,640, $612,076 and $263,567, respectively, pursuant to the Class D Plan, of which the indicated amounts were attributable to the following operational Funds:

                                                             Year Ended          Year Ended          Year Ended
Fund                                                           3/31/02             3/31/01             3/31/00
----                                                           -------             -------             -------
California Intermediate Municipal Bond Fund                $     1,884           $     124             $     4
California Municipal Bond Fund                                      28                  17                 N/A
Convertible Fund                                                    19                  23                 N/A
Emerging Markets Bond Fund                                      11,375                  26                 N/A
Foreign Bond Fund                                               96,639              39,752              24,358
GNMA Fund                                                          439                 N/A                 N/A
High Yield Fund                                                161,769              66,440              46,520
Low Duration Fund                                              137,440              36,164              22,629
Municipal Bond Fund                                              7,739               2,082               1,175
                                       57

New York Municipal Bond Fund                       254           49           4
Real Return Fund                               641,758       77,474      12,683
Short Duration Municipal Income Fund                80           25           4
Short-Term Fund                                 95,941       13,325       8,920
StocksPLUS Fund                                  6,472        7,701       6,829
Strategic Balanced Fund                          2,899          768         439
Total Return Fund                            1,111,975      366,874     139,747
Total Return Mortgage Fund                      25,929        1,233         255

Distribution and Servicing Plan for Class J and Class K Shares

     Class J and Class K each has a separate distribution and servicing plan
(the "Class J-K Plans"). Distribution fees paid pursuant to the Class J-K Plans may only be paid in connection with services provided with respect to Class J and Class K shares.

     As stated in the Prospectus relating to Class J and Class K shares under the caption "Service and Distribution Fees," the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

     Each Class J-K Plan may be terminated with respect to any Fund to which the
Class J-K Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the
Distribution Contract ("Disinterested Trustees") or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Pursuant to
Rule 12b-1, any change in either Class J-K Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Class J-K Plan may be amended by vote of the
Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Class J-K Plans are in effect, selection and nomination of those
Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

     The Class J-K Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the
Disinterested Trustees and (ii) by the vote of a majority of the entire Board of
Trustees cast in person at a meeting called for that purpose.

     If a Class J-K Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Class J-K Plans will provide benefits to the
Trust. The Trustees believe that the Class J-K Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Class J-K Plans or under alternative distribution schemes. Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Class J-K Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the
Distributor incurred in connection with the sale of Class J and Class K shares of the Funds, and in connection with the servicing of Class J and Class K shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The
Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class J and Class K shares.

Purchases, Exchanges and Redemptions

     Purchases, exchanges and redemptions of Class A, Class B, Class C, Class D and Class R shares are discussed in the Class A, B and C, Class D and Class R
Prospectuses under the headings "Buying Shares," "Exchanging Shares," and
"Selling Shares," and in the Guide (with respect to Class A, B, C and R shares only), and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Advisor Class shares are discussed in the Advisor
Class Prospectus under the headings "Purchasing Shares," "Exchange Privilege,"
and "Redeeming Shares," and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Institutional and
Administrative Class shares and Class J and Class K shares are discussed in the
Institutional Prospectus

                                       58

under the headings "Purchasing Shares," "Exchange Privilege," and "Redeeming
Shares," and in the Guide (with respect to Class A, B, C and R shares only), and in the Class J and Class K supplement thereto, and that information is incorporated herein by reference.

     Certain managed account clients of PIMCO may purchase shares of the Trust.
To avoid the imposition of duplicative fees, PIMCO may be required to make adjustments in the management fees charged separately by PIMCO to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Trust.

     Certain clients of PIMCO whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

     Certain shares of the Funds are not qualified or registered for sale in all states and Class J and Class K shares are not qualified or registered for sale in the United States. Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

     Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by PIMCO directly to Trust shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services which PIMCO normally would perform, out of PIMCO's own resources.

     As described in the Class A, B and C, Class D and Class R Prospectuses
under the caption "Exchanging Shares," and in the Institutional and Advisor
Class Prospectuses under the caption "Exchange Privilege," and in the Guide
(with respect to Class A, B, C and R shares only), a shareholder may exchange shares of any Fund (except for the Liquid Assets Fund) for shares of any other
Fund of the Trust or any series of PIMCO Funds: Multi-Manager Series, within the same class on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Class A, B and C Prospectus under "Alternative Purchase Arrangements."

     Orders for exchanges accepted prior to the close of regular trading on the
New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Trust.
Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

     The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1%
of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may,

                                       59

in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii)
above by payment in kind of securities held in the Funds' portfolios.

     The Trust has adopted procedures under which it may make
redemptions-in-kind to shareholders who are affiliated persons of a Fund. Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value; (3) the redemption-in-kind is consistent with the Fund's prospectus and statement of additional information; and (4)
neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value
(which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $250 for Class A,
Class B and Class C shares, $2,000 for Class D shares, $50,000 for Class R shares, and $100,000 ($25,000,000 for the Liquid Assets Fund) for Institutional
Class, Administrative Class and Advisor Class shares ($10,000 with respect to
Institutional Class and Administrative Class accounts opened before January 1,
1995). The Prospectuses may set higher minimum account balances for one or more classes from time to time depending upon the Trust's current policy. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Trust may also charge periodic account fees for accounts that fall below minimum balances, as described in the
Prospectuses.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

     Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Funds may also be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by
PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by PIMCO. PIMCO may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of PIMCO so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in
PIMCO's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on
U.S. stock exchanges and other agency transactions involve the payment by the
Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the
Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most

                                       60

favorable price and execution, PIMCO, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     For the fiscal years ended March 31, 2002, 2001 and 2000, the following amounts of brokerage commissions were paid by each operational Fund:

                                                       Year Ended        Year Ended         Year Ended
Fund                                                     3/31/02           3/31/01            3/31/00
----                                                     -------           -------            -------
California Intermediate Municipal Bond Fund(1)                 N/A              5,773                N/A
California Municipal Bond Fund(1)                              N/A              3,129                N/A
Convertible Fund(1)                                         17,651             51,074             42,762
Emerging Markets Bond Fund                                     N/A                N/A                N/A
European Convertible Fund                                    1,323                N/A                N/A
Foreign Bond Fund                                          119,155             62,546             22,609
Global Bond Fund                                            45,116             32,198             11,585
Global Bond Fund II                                         13,576             10,981              3,404
GNMA                                                           N/A                N/A                N/A
High Yield Fund                                             49,675             39,005             11,250
Investment Grade Corporate Bond Fund                           242                211                N/A
Long-Term U.S. Government Fund                             238,861            569,363             81,067
Low Duration Fund                                           12,343             88,565            250,500
Low Duration Fund II                                            11              3,629             35,562
Low Duration Fund III                                          N/A                626                392
Moderate Duration Fund                                      36,520             26,455             58,169
Money Market Fund                                              N/A                N/A                N/A
Municipal Bond Fund(1)                                         N/A              5,847                N/A
New York Municipal Bond Fund(1)                                N/A                429                N/A
Real Return Fund(1)                                          2,056             24,846              3,441
Real Return Fund II                                            N/A                N/A                N/A
Real Return Asset Fund                                         N/A                N/A                N/A
Short Duration Municipal Income Fund(1)                        N/A                 53                N/A
Short-Term Fund                                              3,672                875              1,000
StocksPLUS Fund(1)                                          73,094            251,648            275,913
Strategic Balanced Fund(2)                                     N/A             21,189             32,065
Total Return Fund                                        7,318,948          4,371,226          4,193,151
Total Return Fund II                                       344,783            230,995            230,914
Total Return Fund III                                      114,811            146,733            107,234
Total Return Mortgage Fund                                     N/A                 40                 63

(1)  Changes in the aggregate amount of brokerage commissions, markups and markdowns paid by a Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Funds.

(2)  Changes in the aggregate amount of brokerage commissions are attributable to changes in investment restrictions and policies.

     PIMCO places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the
Funds, PIMCO will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when
PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. PIMCO also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice,
PIMCO receives research services from many broker-dealers with which PIMCO places the Trust's portfolio transactions. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a
Fund. These services, which in some cases may also be purchased for cash, include such

                                       61

matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because PIMCO and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, PIMCO
may cause the Trust to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to PIMCO an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of
Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.
As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

     Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, PIMCO may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the
Trust.

     PIMCO may place orders for the purchase and sale of portfolio securities with a broker-dealer that is affiliated to PIMCO where, in PIMCO's judgment, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

     Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Adviser or sub-adviser may receive and retain compensation for effecting portfolio transactions for a Fund if the commissions paid to such an affiliated broker-dealer by a Fund do not exceed one per centum of the purchase or sale price of such securities. The tables below describe the commissions, if any, paid by the Funds to affiliated brokers during the fiscal years ended March 31, 2002 and 2001.

                        Fiscal Year Ended March 31, 2002

----------------------------------------------------------------------------------------------------------------------
Fund                                    Affiliated Broker    Amount of       % of Fund's          % of Fund's
                                                             Brokerage       Aggregate            Aggregate Dollar
                                                             Commission      Brokerage            Amount of
                                                                             Commission           Transactions
----------------------------------------------------------------------------------------------------------------------
Foreign Bond Fund                       Deutsche Morgan      $20,304         17.03%               0.00%
----------------------------------------------------------------------------------------------------------------------
Global Bond Fund                        Deutsche Morgan      $4,432          9.82%                0.00%
----------------------------------------------------------------------------------------------------------------------
Global Bond Fund II                     Deutsche Morgan      $1,264          9.31%                0.00%
----------------------------------------------------------------------------------------------------------------------
High Yield Fund                         Deutsche Morgan      $24,286         48.89%               0.00%
----------------------------------------------------------------------------------------------------------------------
Long-Term U.S. Government Fund          Deutsche Morgan      $68,953         28.86%               0.00%
----------------------------------------------------------------------------------------------------------------------
Total Return Fund                       Deutsche Morgan      $93,696         1.28%                0.00%
----------------------------------------------------------------------------------------------------------------------
Total Return Fund II                    Deutsche Morgan      $3,496          1.01%                0.00%
----------------------------------------------------------------------------------------------------------------------
Total Return Fund III                   Deutsche Morgan      $4,314          3.75%                0.00%
----------------------------------------------------------------------------------------------------------------------

                        Fiscal Year Ended March 31, 2001

Fund                                    Affiliated Broker    Amount of       % of Fund's          % of Fund's
                                                             Brokerage       Aggregate            Aggregate Dollar
                                                             Commission      Brokerage            Amount of
                                                                             Commission           Transactions
----------------------------------------------------------------------------------------------------------------------
Convertible Fund                        Deutsche Bank        $1,250          2.44%                0.00%
----------------------------------------------------------------------------------------------------------------------
Foreign Bond Fund                       Deutsche Bank        $12,456         19.91%               0.00%
----------------------------------------------------------------------------------------------------------------------
                                       62

----------------------------------------------------------------------------------------------------------------------
Global Bond Fund                        Deutsche Bank        $4,873          15.13%               0.00%
----------------------------------------------------------------------------------------------------------------------
Global Bond Fund II                     Deutsche Bank        $1,390          12.65%               0.00%
----------------------------------------------------------------------------------------------------------------------
Long-Term U.S. Government Fund          Deutsche Bank        $141,661        28.88%               0.00%
----------------------------------------------------------------------------------------------------------------------
Low Duration Fund                       Deutsche Bank        $204            0.23%                0.00%
----------------------------------------------------------------------------------------------------------------------
Moderate Duration Fund                  Deutsche Bank        $3,451          13.04%               0.00%
----------------------------------------------------------------------------------------------------------------------
Real Return Fund                        Deutsche Bank        $850            3.42%                0.00%
----------------------------------------------------------------------------------------------------------------------
Short-Term Fund                         Deutsche Bank        $875            100%                 0.00%
----------------------------------------------------------------------------------------------------------------------
Strategic Balanced Fund                 Deutsche Bank        $43             0.20%                0.00%
----------------------------------------------------------------------------------------------------------------------
Total Return Fund                       Deutsche Bank        $170,564        3.90%                0.00%
----------------------------------------------------------------------------------------------------------------------
Total Return Fund II                    Deutsche Bank        $1,113          0.48%                0.00%
----------------------------------------------------------------------------------------------------------------------
Total Return Fund III                   Deutsche Bank        $1,686          1.14%                0.00%
----------------------------------------------------------------------------------------------------------------------

Portfolio Turnover

     A change in the securities held by a Fund is known as "portfolio turnover."
PIMCO manages the Funds without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the
Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be.
Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

     The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each
Fund for which financial highlights for at least the past five fiscal years are provided in the Prospectuses are set forth under "Financial Highlights" in the applicable Prospectus.

     Because PIMCO does not expect to reallocate the Strategic Balanced Fund's assets between the Underlying Funds on a frequent basis, the portfolio turnover rate for the Fund is expected to be modest (i.e., less than 50%) in comparison to most mutual funds. With respect to the All Asset Fund, the asset allocation sub-adviser to the Fund expects the portfolio turnover to be, on average, approximately 100% per year. In addition, the Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, which may have fairly high portfolio turnover rates (i.e., in excess of 100%).

                                 NET ASSET VALUE

     Net Asset Value is determined as indicated under "How Fund Shares are
Priced" in the Prospectuses. Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's
Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day,
and Christmas Day.

     For all Funds other than Liquid Assets and Money Market Funds, portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

     The Liquid Assets and Money Market Funds' securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the

                                       63

instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     The SEC's regulations require the Liquid Assets and Money Market Funds to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The
Fund also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by PIMCO under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

     Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and
Class C shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

                                    TAXATION

     The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares
(such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute each taxable year the sum of
(i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute

                                       64

qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued. If a Fund does not qualify as a regulated investment company in any year, then such Fund will be subject to federal income tax on its net income and gains at regular corporate income tax rates (without a deduction for distributions to shareholders). In addition, the shareholders would also be taxed on distributions of earnings.

     As a regulated investment company, a Fund generally will not be subject to
U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the
Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least
98% of its ordinary income (not taking into account any capital gains or losses)
for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a
Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     Each Municipal Fund must have at least 50% of its total assets invested in
Municipal Bonds at the end of each calendar quarter so that dividends derived from its net interest income on Municipal Bonds and so designated by the Fund will be "exempt-interest dividends," which are generally exempt from federal income tax when received by an investor. A portion of the distributions paid by a Municipal Fund may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount). In addition, any distributions of net short-term capital gains would be taxed a ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains. Certain exempt-interest dividends, as described in the Class A, B and C Prospectus, may increase alternative minimum taxable income for purposes of determining a shareholder's liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain "private activity bonds" will not be tax exempt for purposes of the regular income tax to shareholders who are "substantial users" of the facilities financed by such obligations or "related persons" of "substantial users." The tax-exempt portion of dividends paid for a calendar year constituting "exempt-interest dividends"
will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Municipal Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Shareholders of the Municipal Funds receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient's benefits in cases where the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits, exceeds a base amount. In addition, up to 85% of a recipient's benefits may be subject to tax if the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

     In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. Since certain of the Municipal Funds'
expenses attributable to earning tax-exempt income do not reduce such Fund's current earnings and profits, it is possible that distributions, if any, in excess of such Fund's net tax-exempt and

                                       65

taxable income will be treated as taxable dividends to the extent of such Fund's remaining earnings and profits (i.e., the amount of such expenses).

Distributions

     Except for exempt-interest dividends paid by the Municipal Funds, all dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder's federal income tax return. Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

     A portion of the dividends paid by the StocksPLUS and StocksPLUS Total
Return Funds may qualify for the deduction for dividends received by corporations. Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations, although certain distributions from the High Yield Fund may qualify. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a
Fund's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

     The All Asset and Strategic Balanced Funds will not be able to offset gains realized by one Fund in which the Fund invests against losses realized by another Fund in which each Fund invests. The Funds' use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

Sales of Shares

     Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

     Depending on the All Asset and Strategic Balanced Funds' percentage ownership in an Underlying Fund both before and after a redemption, each Fund's redemption of shares of such Underlying Fund may cause the Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund's tax basis in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the All Asset and
Strategic Balanced Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly.
Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders.

Backup Withholding

     A Fund may be required to withhold up to 30.5% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

     Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40%
short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character.
Also, section 1256 contracts held by a Fund at the end of each taxable year
(and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized

                                       66

gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

     Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in
"straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a
Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the
Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     The qualifying income and diversification requirements applicable to a
Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

     Certain Funds may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

Passive Foreign Investment Companies

     Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called
"excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to
PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in

                                       67

income with respect to such shares in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges.
A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Emerging Markets Bond, European Convertible,
Foreign Bond, Global Bond or Global Bond II Funds' total assets at the close of their taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will
"pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Emerging Markets Bond, European Convertible, Foreign
Bond, Global Bond or Global Bond II Funds' income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

     Although the All Asset and Strategic Balanced Funds may be entitled to a deduction for such taxes paid by an Underlying Fund in which each Fund invests, the All Asset and Strategic Balanced Funds will not be able to pass any such credit or deduction through to their own shareholders.

Original Issue Discount and Market Discount

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the

                                       68

OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities.
Generally, the Fund will be required to include the acquisition discount, or
OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the
Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

     Recently enacted rules may affect the timing and character of gain if a
Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the
Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the
Fund's holding period and the application of various loss deferral provisions of the Code.

Non-U.S. Shareholders

     Withholding of Income Tax on Dividends: Under the 1972 Convention and U.S.
federal tax law, dividends paid on shares beneficially held by a person who is a
"foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.
Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

     Income Tax on Sale of a Fund's shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses)
realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

     State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

     Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 55% on the total value (less allowable deductions and allowable credits) of the decedent's property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

                                       69

     The availability of reduced U.S. taxation pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S.
domestic tax law and the 1972 Convention.

Other Taxation

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund's dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                OTHER INFORMATION

Capitalization

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated March 31, 2000. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the
Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

Performance Information

     From time to time the Trust may make available certain information about the performance of some or all of the classes of shares of some or all of the
Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance.

     The total return of classes of shares of all Funds may be included in advertisements or other written material. When a Fund's total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series of PIMCO Advisors Funds for the Global
Bond Fund II), as more fully described below. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the
Fund (if any) restated to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust's advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the

                                       70

redemption value of the investment in the Fund at the end of the period
(assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

     The Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

     Performance information is computed separately for each class of a Fund.
The Trust may, from time to time, include the yield and effective yield of the
Liquid Assets and Money Market Funds, and the yield and total return for each class of shares of all of the Funds in advertisements or information furnished to shareholders or prospective investors. Each Fund may from time to time include in advertisements the ranking of the Fund's performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical
Services as having the same investment objectives. Information provided to any newspaper or similar listing of the Fund's net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Calculation of Yield

     Current yield for the Liquid Assets and Money Market Funds will be based on the change in the value of hypothetical investment (exclusive of capital changes) over a particular 7-day period less a pro-rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.
"Effective yield" for the Liquid Assets and Money Market Funds assume that all dividends received during an annual period have been reinvested. Calculation of
"effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                  Effective Yield = [(Base Period Return +1)365/7] - 1

     The effective yield of the Money Market Fund for the seven day period ended
March 31, 2002 was as follows: Institutional Class 1.84%, Administrative Class
1.58%, Class A 1.56%, Class B 0.68% and Class C 1.57%.

     Quotations of yield for the remaining Funds will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  YIELD = 2[( a-b + 1)/6/-1]
                              ---
                              cd

where    a = dividends and interest earned during the period,

         b = expenses accrued for the period (net of reimbursements),

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

         d = the maximum offering price per share on the last day of the period.

                                       71

         For the one month period ended March 31, 2002, the SEC yield of the
Funds was as follows (all numbers are annualized) (Advisor Class, Class J, Class
K and Class R shares were not offered during the period listed):

                           SEC 30 Day Yield for Period
                              Ended March 31, 2002
                              --------------------

                                              Institutional     Administrative
Fund                                               Class             Class         Class A      Class B    Class C    Class D
----                                               -----             -----         -------      -------    -------    -------
California Intermediate Municipal
Bond Fund                                           3.63%             3.38%          3.15%       N/A         N/A      3.25%
California Municipal Bond Fund                      4.44               N/A           3.55        N/A         N/A      4.03
Convertible Fund                                    3.29              3.01           2.75       2.15%       2.14%     2.91
Emerging Markets Bond Fund                          6.83              6.57           6.26       5.64        5.59      6.42
European Convertible Fund                           1.95               N/A           1.49        N/A         N/A       N/A
Foreign Bond Fund                                   4.81              4.54           4.10       3.58        3.56      4.28
Global Bond Fund                                    6.59              6.34            N/A        N/A         N/A       N/A
Global Bond Fund II                                 4.94               N/A           4.35       3.90        3.78       N/A
GNMA                                                2.50               N/A           1.91       1.23        1.25      2.01
High Yield Fund                                     8.52              8.27           7.74       7.34        7.34      8.11
Investment Grade Corporate Bond Fund                6.56               N/A            N/A        N/A         N/A       N/A
Long-Term U.S. Government Fund                      7.05              6.81           6.36       5.94        5.94       N/A
Low Duration Fund                                   4.29              4.04           3.70       3.06        3.31      3.97
Low Duration Fund II                                3.63              3.35            N/A        N/A         N/A       N/A
Low Duration Fund III                               3.42              3.19            N/A        N/A         N/A       N/A
Moderate Duration Fund                              3.96               N/A            N/A        N/A         N/A       N/A
Money Market Fund                                   1.81              1.53           1.54       0.64        1.55       N/A
Municipal Bond Fund                                 3.76              3.51           3.29       2.63        2.89      3.38
New York Municipal Bond Fund                        3.67               N/A           3.17        N/A         N/A      3.30
Real Return Fund                                    5.20              4.94           4.60       3.99        4.24      4.75
Real Return Fund II                                 5.22               N/A            N/A        N/A         N/A       N/A
Real Return Asset Fund                              5.66               N/A            N/A        N/A         N/A       N/A
Short Duration Municipal Income Fund                2.51               N/A            N/A        N/A         N/A      2.14
Short-Term Fund                                     3.01              2.75           2.57       1.87        2.31      2.73
StocksPLUS Fund                                     2.56              2.33           2.09       1.40        1.65      2.15
Strategic Balanced Fund                             4.47              4.22           3.73       3.14        3.15      4.47
Total Return Fund                                   4.40              4.14           3.74       3.16        3.16      4.07
Total Return Fund II                                4.09              3.84            N/A        N/A         N/A       N/A
Total Return Fund III                               4.98              4.73            N/A        N/A         N/A       N/A
Total Return Mortgage Fund                          3.09              2.84           2.57       1.95        1.95      2.75

         The yield of each such Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund or its classes of shares. These factors, possible differences in the methods used in calculating yield (and the tax exempt status of distributions for the Municipal Funds) should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

         The Municipal Funds may advertise a tax equivalent yield of each class of its shares, calculated as described above except that, for any given tax bracket, net investment income of each class will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of each class of the Fund plus (ii) the tax exempt income of each class of the Fund divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket. For example, taxpayers with the marginal federal income tax rates indicated in the following table would have to earn the tax equivalent yields shown in order to realize an after-tax return equal to the corresponding tax-exempt yield shown.

                                       72

                                                                                   A tax-exempt yield of
                                                                            is equivalent to a taxable yield of
    Taxable income            Taxable income       Marginal tax
     Filing Single        Married filing jointly      rate*a         3%        4%         5%         6%        7%
     -------------        ----------------------      ------         --        --         --         --        --
Up to $27,050**          Up to $45,200**                15%         3.53%     4.71%       5.88%      7.06%     8.24%
Over $27,050 but         Over $45,200 but               27%         4.11%     5.48%       6.85%      8.22%     9.59%
   not over $65,550         not over $109,250
Over $65,550 but         Over $109,250 but              30%         4.29%     5.71%       7.14%      8.57%    10.00%
   not over $136,750        not over $166,500
Over $136,750 but        Over $166,500 but              35%         4.62%     6.15%       7.69%      9.23%    10.77%
   not over $297,350        not over $297,350
Over $297,350            Over $297,350                38.6%         4.89%     6.51%       8.14%      9.77%    11.40%

-------------------

*    These marginal tax rates do not take into account the effect of the phase out of itemized deductions and personal exemptions. They represent tax-equivalent yields taking Federal income tax into account only. Any potential impact at the state income tax level has not been included.
     Source: Marginal tax rates are from The Economic Growth and Tax Relief
     Reconciliation Act of 2001, Pub. L. 107-16, 115 Stat. 38.

**   A new tax bracket of 10% has been created for a portion of the taxable income currently taxed at 15%. It applies to the first $6,000 of income for single individuals, $10,000 of income for heads of household and $12,000 for married couples filing jointly. After 2007, the bracket applies to the first $7,000 for single filers and $14,000 for married couples filing jointly.

a    Since new tax rates were implemented on July 1, 2001, the effective marginal income tax rates for the entire 2001 year are 27.5%, 30.5%, 35.5%
     and 39.1%. Beginning July 1, 2001, these new tax rates are phased in over a period of six years, as follows:

                        Tax Rates Prior to July 1, 2001:
                            28%         31%         36%        39.6%

                          Tax Rates as of July 1, 2001:
     2001-2003              27%         30%         35%        38.6%
     2004-2005              26%         29%         34%        37.6%
     2006 and beyond        25%         28%         33%          35%

     As is shown in the above table, the advantage of tax-exempt investing becomes more advantageous to an investor as his or her marginal tax rate increases.

     The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Calculation of Total Return

     Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T
= the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below all total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. The Funds also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Quotations of total return may also be shown for other periods. Any such information would be accompanied by standardized total return information.

                                       73

     The table below sets forth the average annual total return of each class of shares of the following Funds for the periods ended March 31, 2002. For periods prior to the "Inception Date" of a particular class of a Fund's shares, total return presentations for the class are based on the historical performance of
Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.

                 Total Return for Periods Ended March 31, 2002*
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Since
                                                                                                  Inception     Inception  Inception
Fund               Class**                                           1 Year  5 Years  10 Years    of Fund       Date of    Date of
                                                                                                  (Annualized)  Fund       Class
------------------------------------------------------------------------------------------------------------------------------------
California         Institutional Return Before Taxes                   4.15%  N/A       N/A           6.90%     08/31/99   08/31/99
Intermediate       Institutional Return After Taxes on
Municipal Bond     Distributions++                                     2.77   N/A       N/A           6.28
                   Institutional Return After Taxes on                 4.41   N/A       N/A           6.18
                   Distributions and Sale of Fund Shares++
                   Administrative Return Before Taxes                  3.90   N/A       N/A           6.65                 09/07/99
                   Class A Return Before Taxes                         0.64   N/A       N/A           5.26                 10/19/99
                   Class A Return After Taxes on Distributions++      -0.69   N/A       N/A           4.64
                   Class A Return After Taxes on Distributions         2.06   N/A       N/A           4.76
                   and Sale of Fund Shares++
                   Class D Return Before Taxes                         3.77   N/A       N/A           6.51                 01/31/00
                   Class D Return After Taxes on Distributions++       2.39   N/A       N/A           5.89
                   Class D Return After Taxes on Distributions         4.03   N/A       N/A           5.78
                   and Sale of Fund Shares++
------------------------------------------------------------------------------------------------------------------------------------
California         Institutional Return Before Taxes                   4.20%  N/A       N/A           8.84%     05/16/00   05/16/00
Municipal Bond     Institutional Return After Taxes on                 3.00   N/A       N/A           7.23
                   Distributions++
                   Institutional Return After Taxes on                 4.26   N/A       N/A           7.24
                   Distributions and Sale of Fund Shares++
                   Class A Return Before Taxes                         0.69   N/A       N/A           6.67                 07/31/00
                   Class A Return After Taxes on Distributions++      -0.47   N/A       N/A           5.09
                   Class A Return After Taxes on Distributions         1.92   N/A       N/A           5.41
                   and Sale of Fund Shares++
                   Class D Return Before Taxes                         3.81   N/A       N/A           8.48                 07/31/00
                   Class D Return After Taxes on Distributions++       2.62   N/A       N/A           6.87
                   Class D Return After Taxes on Distributions         3.88   N/A       N/A           6.88
                   and Sale of Fund Shares++
------------------------------------------------------------------------------------------------------------------------------------
Convertible        Institutional Return Before Taxes                  -2.26%  N/A       N/A           6.53%     03/31/99   03/31/99
                   Institutional Return After Taxes on                 4.54   N/A       N/A           4.49
                   Distributions++
                   Institutional Return After Taxes on                -1.42   N/A       N/A           4.35
                   Distributions and Sale of Fund Shares++
                   Administrative Return Before Taxes                 -2.42   N/A       N/A           6.41                 08/01/00
                   Class A Return Before Taxes                        -6.95   N/A       N/A           4.87                 05/28/99
                   Class A Return After Taxes on Distributions++      -8.95   N/A       N/A           2.99
                   Class A Return After Taxes on Distributions        -4.29   N/A       N/A           3.07
                   and Sale of Fund Shares++                                  N/A       N/A                                05/28/99
                   Class B Return Before Taxes                        -7.92   N/A       N/A           4.74                 05/28/99
                   Class C Return Before Taxes                        -4.32   N/A       N/A           5.66                 08/01/00
                   Class D Return Before Taxes                        -2.60   N/A       N/A           6.45
                   Class D Return After Taxes on Distributions++      -4.71   N/A       N/A           4.52
                   Class D Return After Taxes on Distributions        -1.62   N/A       N/A           4.33
                   and Sale of Fund Shares++
                   Class R Return Before Taxes                        -2.89   N/A       N/A           5.85                 12/31/02

------------------------------------------------------------------------------------------------------------------------------------
                                       74

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Since
                                                                                                  Inception     Inception  Inception
                                                                                                  of Fund       Date of    Date of
Fund               Class**                                           1 Year   5 Years   10 Years  (Annualized)  Fund       Class
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets   Institutional Return Before Taxes                  31.46%  N/A       N/A          12.21%     07/31/97   07/31/97
Bond               Institutional Return After Taxes on                24.55   N/A       N/A           6.89
                   Distributions++
                   Institutional Return After Taxes on                18.80   N/A       N/A           6.84
                   Distributions and Sale of Fund Shares++
                   Administrative Return Before Taxes                 31.11   N/A       N/A          11.92                 09/30/98
                   Class A Return Before Taxes                        24.99   N/A       N/A          10.66                 07/31/97
                   Class A Return After Taxes on Distributions++      18.63   N/A       N/A           5.58
                   Class A Return After Taxes on Distributions        14.89   N/A       N/A           5.71
                   and Sale of Fund Shares++
                   Class B Return Before Taxes                        24.93   N/A       N/A          10.62                 07/31/97
                   Class C Return Before Taxes                        28.91   N/A       N/A          10.94                 07/31/97
                   Class D Return Before Taxes                        30.94   N/A       N/A          11.79                 03/31/00
                   Class D Return After Taxes on Distributions++      24.24   N/A       N/A           6.65
                   Class D Return After Taxes on Distributions        18.51   N/A       N/A           6.60
                   and Sale of Fund Shares++
                   Class R Return Before Taxes                        30.70   N/A       N/A          11.54                 12/31/02
------------------------------------------------------------------------------------------------------------------------------------
European           Institutional Return Before Taxes                   1.28%  N/A       N/A           1.04%     11/30/00   11/30/00
Convertible        Institutional Return After Taxes on                -1.05   N/A       N/A          -0.83
                   Distributions++
                   Institutional Return After Taxes on                 0.78   N/A       N/A          -0.05
                   Distributions and Sale of Fund Shares++
                   Class A Return Before Taxes                        -3.74   N/A       N/A          -2.76                 11/30/00
                   Class A Return After Taxes on Distributions++      -5.81   N/A       N/A          -4.44
                   Class A Return After Taxes on Distributions        -2.30   N/A       N/A          -3.00
                   and Sale of Fund Shares++
------------------------------------------------------------------------------------------------------------------------------------
Foreign Bond       Institutional Return Before Taxes                   5.68%  7.84%     N/A           9.46%     12/03/92   12/03/92
                   Institutional Return After Taxes on                 3.70   4.67      N/A           5.83
                   Distributions++
                   Institutional Return After Taxes on                 3.44   4.67      N/A           5.77
                   Distributions and Sale of Fund Shares++
                   Administrative Return Before Taxes                  5.42   7.56      N/A           9.19                 01/28/97
                   Class A Return Before Taxes                         0.48   6.37      N/A           8.43                 01/20/97
                   Class A Return After Taxes on Distributions++      -1.23   3.42      N/A           5.02
                   Class A Return After Taxes on Distributions         0.26   3.59      N/A           5.03
                   and Sale of Fund Shares++
                   Class B Return Before Taxes                        -0.58   6.23      N/A           8.28                 01/20/97
                   Class C Return Before Taxes                         3.42   6.54      N/A           8.17                 01/20/97
                   Class D Return Before Taxes                         5.21   7.37      N/A           8.98                 04/08/98
                   Class D Return After Taxes on Distributions++       3.42   4.39      N/A           5.55
                   Class D Return After Taxes on Distributions         3.16   4.39      N/A           5.49
                   and Sale of Fund Shares++
                   Class R Return Before Taxes                         4.95   7.09      N/A           8.69                 12/31/02
------------------------------------------------------------------------------------------------------------------------------------
Global Bond        Institutional Return Before Taxes                   3.52%  2.67%     N/A           5.03%     11/23/93   11/23/93
                   Institutional Return After Taxes on                 1.57   0.31      N/A           2.17
                   Distributions++
                   Institutional Return After Taxes on                 2.14   1.00      N/A           2.62
                   Distributions and Sale of Fund Shares++
                   Administrative Return Before Taxes                  3.26   2.44      N/A           4.80                 08/01/96
------------------------------------------------------------------------------------------------------------------------------------
GNMA               Institutional Return Before Taxes                   8.36%   N/A      N/A           8.14%     07/31/97   07/31/97
                   Institutional Return After Taxes on                 5.92    N/A      N/A           5.43
                   Distributions++
                   Institutional Return After Taxes on                 5.06    N/A      N/A           5.16
                   Distributions and Sale of Fund Shares++
                   Class A Return Before Taxes                         3.08    N/A      N/A           6.67                 11/30/00
                   Class A Return After Taxes on Distributions++       0.91    N/A      N/A           4.16
                   Class A Return After Taxes on Distributions         1.83    N/A      N/A           4.05
                   and Sale of Fund Shares++
                   Class B Return Before Taxes                         2.02    N/A      N/A           6.55                 05/31/01
                   Class C Return Before Taxes                         6.07    N/A      N/A           6.90                 05/31/01
                   Class D Return Before Taxes                         7.88    N/A      N/A           7.70                 05/31/01
                   Class D Return After Taxes on Distributions++       5.63    N/A      N/A           5.17
                   Class D Return After Taxes on Distributions         4.77    N/A      N/A           4.90
                   and Sale of Fund Shares++
                   Class R Return Before Taxes                         7.69    N/A      N/A           7.47                 12/31/02
------------------------------------------------------------------------------------------------------------------------------------

                                       75

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Since
                                                                                                  Inception     Inception  Inception
                                                                                                  of Fund       Date of    Date of
Fund               Class**                                          1 Year    5 Years   10 Years  (Annualized)  Fund       Class
------------------------------------------------------------------------------------------------------------------------------------
High Yield         Institutional Return Before Taxes                   1.07%   5.09%      N/A          8.49%     12/16/92   12/16/92
                   Institutional Return After Taxes on
                   Distributions++                                    -2.14    1.55       N/A          4.70
                   Institutional Return After Taxes on                 0.61    2.33       N/A          4.96
                   Distributions and Sale of Fund Shares++
                   Administrative Return Before Taxes                  0.83    4.84       N/A          8.22                 01/16/95
                   Class A Return Before Taxes                        -3.86    3.72       N/A          7.54                 01/13/97
                   Class A Return After Taxes on Distributions++      -6.77    0.38       N/A          3.94
                   Class A Return After Taxes on Distributions        -2.41    1.33       N/A          4.27
                   and Sale of Fund Shares++
                   Class B Return Before Taxes                        -4.72    3.61       N/A          7.39                 01/13/97
                   Class C Return Before Taxes                        -1.00    3.90       N/A          7.29                 01/13/97
                   Class D Return Before Taxes                         0.68    4.69       N/A          8.08                 04/08/98
                   Class D Return After Taxes on Distributions++      -2.37    1.31       N/A          4.46
                   Class D Return After Taxes on Distributions         0.38    2.10       N/A          4.72
                   and Sale of Fund Shares++
                   Class R Return Before Taxes                         0.42    4.41       N/A          7.78                 12/31/02
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade   Institutional Return Before Taxes                   6.34%    N/A       N/A         11.03%     04/28/00   04/28/00
Corporate Bond     Institutional Return After Taxes on
                   Distributions++                                     1.86     N/A       N/A          6.98
                   Institutional Return After Taxes on                 4.03     N/A       N/A          6.91
                   Distributions and Sale of Fund Shares++
------------------------------------------------------------------------------------------------------------------------------------
Long-Term U.S.     Institutional Return Before Taxes                   2.51%   9.21%     9.71%        10.44%     07/01/91   07/01/91
Government         Institutional Return After Taxes on
                   Distributions++                                    -0.73    6.08      5.81          6.59
                   Institutional Return After Taxes on                 1.87    5.93      5.96          6.65
                   Distributions and Sale of Fund Shares++
                   Administrative Return Before Taxes                  2.25    8.93      9.45         10.18                 09/23/97
                   Class A Return Before Taxes                        -2.49    7.79      8.80          9.56                 01/20/97
                   Class A Return After Taxes on Distributions++      -5.42    4.86      5.09          5.89
                   Class A Return After Taxes on Distributions        -1.21    4.85      5.29          6.00
                   and Sale of Fund Shares++
                   Class B Return Before Taxes                        -3.33    7.67      8.66          9.42                 01/20/97
                   Class C Return Before Taxes                         0.40    7.97      8.51          9.23                 01/20/97
                   Class R Return Before Taxes                         1.85    8.51      9.01          9.72                 12/31/02
------------------------------------------------------------------------------------------------------------------------------------
Low Duration       Institutional Return Before Taxes                   5.91%   6.83%     6.82%         7.75%     05/11/87   05/11/87
                   Institutional Return After Taxes on
                   Distributions++                                     3.69    4.16      4.09          4.98
                   Institutional Return After Taxes on                 3.58    4.14      4.11          4.97
                   Distributions and Sale of Fund Shares++
                   Administrative Return Before Taxes                  5.65    6.56      6.55          7.48                 12/31/94
                   Class A Return Before Taxes                         2.25    5.69      6.00          7.03                 01/13/97
                   Class A Return After Taxes on Distributions++       0.29    3.24      3.48          4.45
                   Class A Return After Taxes on Distributions         1.34    3.32      3.54          4.47
                   and Sale of Fund Shares++
                   Class B Return Before Taxes                        -0.37    5.21      5.69          6.82                 01/13/97
                   Class C Return Before Taxes                         3.89    5.81      5.80          6.72                 01/13/97
                   Class D Return Before Taxes                         5.57    6.49      6.48          7.41                 04/08/98
                   Class D Return After Taxes on Distributions++       3.49    3.96      3.89          4.77
                   Class D Return After Taxes on Distributions         3.38    3.94      3.91          4.76
                   and Sale of Fund Shares++
                   Class R Return Before Taxes                         5.15    6.07      6.06          6.98                 12/31/02
------------------------------------------------------------------------------------------------------------------------------------
Low Duration II    Institutional Return Before Taxes                   5.75%   6.57%     6.33%         6.38%     11/01/91   11/01/91
                   Institutional Return After Taxes on
                   Distributions++                                     2.75    3.93      3.75          3.82
                   Institutional Return After Taxes on                 3.60    3.96      3.80          3.86
                   Distributions and Sale of Fund Shares++
                   Administrative Return Before Taxes                  5.48    6.30      6.06          6.12                 02/02/98
------------------------------------------------------------------------------------------------------------------------------------
Low Duration III   Institutional Return Before Taxes                   6.33%   6.46%      N/A          6.27%     12/31/96   12/31/96
                   Institutional Return After Taxes on
                   Distributions++                                     4.31    3.95       N/A          3.76
                   Institutional Return After Taxes on                 3.84    3.92       N/A          3.76
                   Distributions and Sale of Fund Shares++
                   Administrative Return Before Taxes                  6.06    6.20       N/A          6.01                 03/19/99
------------------------------------------------------------------------------------------------------------------------------------

                                       76

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Since
                                                                                                  Inception     Inception  Inception
                                                                                                  of Fund       Date of    Date of
Fund               Class**                                          1 Year    5 Years   10 Years  (Annualized)  Fund       Class
------------------------------------------------------------------------------------------------------------------------------------
Moderate Duration  Institutional Return Before Taxes                   7.09%   7.45%     N/A          7.04%     12/31/96   12/31/96
                   Institutional Return After Taxes on                 4.51    4.69      N/A          4.30
                   Distributions++
                   Institutional Return After Taxes on                 4.41    4.62      N/A          4.29
                   Distributions and Sale of Fund Shares++
------------------------------------------------------------------------------------------------------------------------------------
Money Market       Institutional Return Before Taxes                   2.91%   4.97%     4.66%        4.72%     03/01/91   03/01/91
                   Institutional Return After Taxes on                 1.77    2.98      2.81         2.89
                   Distributions++
                   Institutional Return After Taxes on                 1.77    2.98      2.81         2.89
                   Distributions and Sale of Fund Shares++
                   Administrative Return Before Taxes                  2.65    4.72      4.41         4.47                 01/24/95
                   Class A Return Before Taxes                         2.65    4.67      4.38         4.44                 01/13/97
                   Class A Return After Taxes on Distributions++       1.61    2.80      2.65         2.72
                   Class A Return After Taxes on Distributions         1.61    2.80      2.65         2.72
                   and Sale of Fund Shares++
                   Class B Return Before Taxes                         1.73    3.79      3.47         3.53                 01/13/97
                   Class C Return Before Taxes                         2.65    4.70      4.40         4.46                 01/13/97
                   Class R Return Before Taxes                         2.76    4.81      4.50         4.56                 12/31/02
------------------------------------------------------------------------------------------------------------------------------------
Municipal Bond     Institutional Return Before Taxes                   6.32%   N/A       N/A          5.20%     12/31/97   12/31/97
                   Institutional Return After Taxes on
                   Distributions++                                     5.98    N/A       N/A          5.12
                   Institutional Return After Taxes on                 5.95    N/A       N/A          5.09
                   Distributions and Sale of Fund Shares++             6.07    N/A       N/A          4.93                 09/30/98
                   Administrative Return Before Taxes
                   Class A Return Before Taxes                         2.76    N/A       N/A          4.08                 04/01/98
                   Class A Return After Taxes on Distributions++       2.44    N/A       N/A          4.00
                   Class A Return After Taxes on Distributions         3.56    N/A       N/A          4.10
                   and Sale of Fund Shares++
                   Class B Return Before Taxes                         0.15    N/A       N/A          3.63                 04/01/98
                   Class C Return Before Taxes                         4.42    N/A       N/A          4.30                 04/01/98
                   Class D Return Before Taxes                         5.95    N/A       N/A          4.82                 04/08/98
                   Class D Return After Taxes on Distributions++       5.61    N/A       N/A          4.74
                   Class D Return After Taxes on Distributions         5.58    N/A       N/A          4.72
                   and Sale of Fund Shares++
------------------------------------------------------------------------------------------------------------------------------------
New York           Institutional Return Before Taxes                   6.46%   N/A       N/A          8.13%     08/31/99   08/31/99
Municipal Bond     Institutional Return After Taxes on
                   Distributions++                                     5.00    N/A       N/A          7.39
                   Institutional Return After Taxes on                 6.06    N/A       N/A          7.14
                   Distributions and Sale of Fund Shares++
                   Class A Return Before Taxes                         2.90    N/A       N/A          6.48                 10/19/99
                   Class A Return After Taxes on Distributions++       1.48    N/A       N/A          5.76
                   Class A Return After Taxes on Distributions         3.67    N/A       N/A          5.72
                   and Sale of Fund Shares++
                   Class D Return Before Taxes                         6.08    N/A       N/A          7.76                 01/31/00
                   Class D Return After Taxes on Distributions++       4.62    N/A       N/A          7.02
                   Class D Return After Taxes on Distributions         5.67    N/A       N/A          6.77
                   and Sale of Fund Shares++
------------------------------------------------------------------------------------------------------------------------------------
Real Return        Institutional Return Before Taxes                   4.68%   7.66%     N/A          7.42%     01/29/97   01/29/97
                   Institutional Return After Taxes on                 2.50    4.89      N/A          4.68
                   Distributions++
                   Institutional Return After Taxes on                 2.93    4.75      N/A          4.57
                   Distributions and Sale of Fund Shares++
                   Administrative Return Before Taxes                  4.39    7.38      N/A          7.14                 04/28/00
                   Class A Return Before Taxes                         1.10    6.54      N/A          6.35                 01/29/97
                   Class A Return After Taxes on Distributions++      -0.83    3.98      N/A          3.81
                   Class A Return After Taxes on Distributions         0.73    3.94      N/A          3.79
                   and Sale of Fund Shares++
                   Class B Return Before Taxes                        -1.51    6.11      N/A          6.04                 01/29/97
                   Class C Return Before Taxes                         2.71    6.68      N/A          6.44                 01/29/97
                   Class D Return Before Taxes                         4.22    7.22      N/A          6.99                 04/08/98
                   Class D Return After Taxes on Distributions++       2.24    4.63      N/A          4.43
                   Class D Return After Taxes on Distributions         2.65    4.49      N/A          4.31
                   and Sale of Fund Shares++
                   Class R Return Before Taxes                         3.95    6.91      N/A          6.67                 12/31/02
------------------------------------------------------------------------------------------------------------------------------------

                                       77

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Since
                                                                                                  Inception     Inception  Inception
                                                                                                  of Fund       Date of    Date of
Fund               Class**                                          1 Year    5 Years   10 Years  (Annualized)  Fund       Class
------------------------------------------------------------------------------------------------------------------------------------
Real Return II     Institutional Return Before Taxes                 N/A       N/A       N/A         -2.60      02/28/02   02/28/02
                   Institutional Return After Taxes on
                   Distributions++                                   N/A       N/A       N/A         -4.69
                   Institutional Return After Taxes on               N/A       N/A       N/A         -1.60
                   Distributions and Sale of Fund Shares++
------------------------------------------------------------------------------------------------------------------------------------
Real Return Asset  Institutional Return Before Taxes                 N/A       N/A       N/A        -11.31      11/12/01   11/12/01
                   Institutional Return After Taxes on
                   Distributions++                                   N/A       N/A       N/A        -11.82
                   Institutional Return After Taxes on               N/A       N/A       N/A         -7.05
                   Distributions and Sale of Fund Shares++
------------------------------------------------------------------------------------------------------------------------------------
Short-Duration     Institutional Return Before Taxes                 4.30%     N/A       N/A          4.92%     08/31/99   08/31/99
Municipal Income   Institutional Return After Taxes on
                   Distributions++                                   4.15      N/A       N/A          4.86
                   Institutional Return After Taxes on               4.11      N/A       N/A          4.73
                   Distributions and Sale of Fund Shares++
                   Class D Return Before Taxes                       3.88      N/A       N/A          4.50                 01/31/00
                   Class D Return After Taxes on Distributions++     3.73      N/A       N/A          4.44
                   Class D Return After Taxes on Distributions       3.70      N/A       N/A          4.31
                   and Sale of Fund Shares++
------------------------------------------------------------------------------------------------------------------------------------
Short-Term         Institutional Return Before Taxes                 4.11%     5.92%     5.72%        6.34%     10/07/87   10/07/87
                   Institutional Return After Taxes on
                   Distributions++                                   2.38      3.55      3.45         4.06
                   Institutional Return After Taxes on               2.50      3.55      3.45         4.06
                   Distributions and Sale of Fund Shares++
                   Administrative Return Before Taxes                3.85      5.66      5.46         6.08                 02/01/96
                   Class A Return Before Taxes                       1.61      5.07      5.08         5.77                 01/20/97
                   Class A Return After Taxes on Distributions++     0.08      2.88      2.98         3.64
                   Class A Return After Taxes on Distributions       0.97      2.96      3.01         3.66
                   and Sale of Fund Shares++
                   Class B Return Before Taxes                      -2.05      4.41      4.68         5.47                 01/20/97
                   Class C Return Before Taxes                       2.37      5.19      4.98         5.60                 01/20/97
                   Class D Return Before Taxes                       3.80      5.61      5.40         6.02                 04/08/98
                   Class D Return After Taxes on Distributions++     2.19      3.36      3.26         3.86
                   Class D Return After Taxes on Distributions       2.31      3.37      3.26         3.86
                   and Sale of Fund Shares++
                   Class R Return Before Taxes                       3.59      5.39      5.19         5.81                 12/31/02
------------------------------------------------------------------------------------------------------------------------------------
StocksPLUS         Institutional Return Before Taxes                 1.53%    10.46%     N/A         14.21%     05/14/93   05/14/93
                   Institutional Return After Taxes on
                   Distributions++                                   0.59      6.05      N/A          9.14
                   Institutional Return After Taxes on               0.94      6.85      N/A          9.43
                   Distributions and Sale of Fund Shares++
                   Administrative Return Before Taxes                0.92      9.99      N/A         13.81                 01/07/97
                   Class A Return Before Taxes                      -2.17      9.22      N/A         13.30                 01/20/97
                   Class A Return After Taxes on Distributions++    -2.98      4.96      N/A          8.35
                   Class A Return After Taxes on Distributions      -1.32      5.91      N/A          8.71
                   and Sale of Fund Shares++
                   Class B Return Before Taxes                      -4.80      8.85      N/A         12.94                 01/20/97
                   Class C Return Before Taxes                      -0.67      9.35      N/A         13.12                 01/20/97
                   Class D Return Before Taxes                       0.22      9.78      N/A         13.62                 04/08/98
                   Class D Return After Taxes on Distributions++    -0.60      5.48      N/A          8.64
                   Class D Return After Taxes on Distributions       0.15      6.37      N/A          8.99
                   and Sale of Fund Shares++
                   Class R Return Before Taxes                       0.87      9.74      N/A         13.47                 12/31/02
------------------------------------------------------------------------------------------------------------------------------------

                                       78

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Since
                                                                                                  Inception    Inception  Inception
                                                                                                  of Fund      Date of    Date of
Fund               Class**                                            1 Year  5 Years  10 Years   (Annualized) Fund       Class
-----------------------------------------------------------------------------------------------------------------------------------
Strategic          Institutional Return Before Taxes                   4.16%  9.51%     N/A       10.34%       06/28/96   06/28/96
Balanced           Institutional Return After Taxes on                 2.75   6.26      N/A        6.93
                   Distributions++
                   Institutional Return After Taxes on                 2.52   6.35      N/A        6.93
                   Distributions and Sale of Fund Shares++
                   Administrative Return Before Taxes                  3.75   9.25      N/A       10.07                   06/30/99
                   Class A Return Before Taxes                        -1.17   7.99      N/A        8.95                   05/28/99
                   Class A Return After Taxes on Distributions++      -2.30   4.88      N/A        5.67
                   Class A Return After Taxes on Distributions        -0.75   5.16      N/A        5.83
                   and Sale of Fund Shares++
                   Class B Return Before Taxes                        -2.40   7.88      N/A        8.89                   05/28/99
                   Class C Return Before Taxes                         1.73   8.17      N/A        8.99                   05/28/99
                   Class D Return Before Taxes                         3.46   9.01      N/A        9.84                   04/08/98
                   Class D Return After Taxes on Distributions++       2.25   5.90      N/A        6.56
                   Class D Return After Taxes on Distributions         2.09   6.02      N/A        6.59
                   and Sale of Fund Shares++
                   Class R Return Before Taxes                         3.28   8.59      N/A        9.42                   12/31/02
----------------------------------------------------------------------------------------------------------------------------------
Total Return       Institutional Return Before Taxes                   7.15%  8.43%    8.35%       9.17%       05/11/87   05/11/87
                   Institutional Return After Taxes on                 4.04   5.30     5.16        6.02
                   Distributions++
                   Institutional Return After Taxes on                 4.47   5.25     5.17        5.99
                   Distributions and Sale of Fund Shares++
                   Administrative Return Before Taxes                  6.88   8.16     8.09        8.90                   09/07/94
                   Class A Return Before Taxes                         1.85   6.93     7.37        8.34                   01/13/97
                   Class A Return After Taxes on Distributions++      -0.93   4.03     4.38        5.38
                   Class A Return After Taxes on Distributions         1.22   4.15     4.45        5.38
                   and Sale of Fund Shares++
                   Class B Return Before Taxes                         0.90   6.81     7.24        8.24                   01/13/97
                   Class C Return Before Taxes                         4.86   7.12     7.08        7.88                   01/13/97
                   Class D Return Before Taxes                         6.81   8.09     8.02        8.83                   04/08/98
                   Class D Return After Taxes on Distributions++       3.84   5.10     4.96        5.81
                   Class D Return After Taxes on Distributions         4.26   5.05     4.97        5.78
                   and Sale of Fund Shares++
                   Class R Return Before Taxes                         6.38   7.66     7.58        8.39                   12/31/02
----------------------------------------------------------------------------------------------------------------------------------
Total Return II    Institutional Return Before Taxes                   6.89%  8.08%    5.19%       7.79%       12/30/91   12/30/91
                   Institutional Return After Taxes on                 3.68   5.16     5.14        4.89
                   Distributions++
                   Institutional Return After Taxes on                 4.35   5.08     5.19        4.88
                   Distributions and Sale of Fund Shares++
                   Administrative Return Before Taxes                  6.64   7.81     7.85        7.52                   11/30/94
----------------------------------------------------------------------------------------------------------------------------------
Total Return III   Institutional Return Before Taxes                   7.76%  8.12%    8.21%       8.66%       05/01/91   05/01/91
                   Institutional Return After Taxes on                 5.10   5.11     4.76        5.23
                   Distributions++
                   Institutional Return After Taxes on                 4.90   5.08     4.91        5.33
                   Distributions and Sale of Fund Shares++                             4.76
                   Administrative Return Before Taxes                  7.42   7.82     7.93        8.38                   04/11/97
----------------------------------------------------------------------------------------------------------------------------------
Total Return       Institutional Return Before Taxes                   7.86%   N/A      N/A        8.09%       07/31/97   07/31/97
Mortgage           Institutional Return After Taxes on                 4.53    N/A      N/A        5.16
                   Distributions++
                   Institutional Return After Taxes on                 4.81    N/A      N/A        5.02
                   Distributions and Sale of Fund Shares++
                   Administrative Return Before Taxes                  7.58    N/A      N/A        7.82                   12/13/01
                   Class A Return Before Taxes                         2.60    N/A      N/A        6.61                   07/31/00
                   Class A Return After Taxes on Distributions++      -0.41    N/A      N/A        3.87
                   Class A Return After Taxes on Distributions         1.59    N/A      N/A        3.91
                   and Sale of Fund Shares++
                   Class B Return Before Taxes                         1.65    N/A      N/A        6.52                   07/31/00
                   Class C Return Before Taxes                         5.63    N/A      N/A        6.85                   07/31/00
                   Class D Return Before Taxes                         7.43    N/A      N/A        7.66                   04/08/98
                   Class D Return After Taxes on Distributions++       4.28    N/A      N/A        4.90
                   Class D Return After Taxes on Distributions         4.56    N/A      N/A        4.77
                   and Sale of Fund Shares++
                   Class R Return Before Taxes                         7.17    N/A      N/A        7.39                   12/31/02
----------------------------------------------------------------------------------------------------------------------------------

                                       79

++ After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as
401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class, Class A and Class D shares only. After-tax returns for Administrative Class, Advisor Class, Class B, Class C and Class R
shares will vary.

* Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for
Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

** For all Funds listed above, Class A, Class B, Class C, Class D, Class R,
Administrative Class and Advisor Class total return presentations for periods prior to the Inception Date of that class reflect the prior performance of
Institutional Class shares of the Fund (the oldest class) adjusted to reflect the actual sales charges (none in the case of Class D, Class R, Administrative
Class and Advisor Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses associated with Class A, Class B,
Class C, Class D, Class R, Administrative Class and Advisor Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the
Institutional Class but are paid by Class B and Class C (at a maximum rate of
1.00% per annum) and Class A, the Administrative Class and the Advisor Class (at
a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum) and may be paid by Class D (at a maximum of 0.25% per annum), and (ii)
administration fee charges associated with Class A, Class B and Class C shares
(at a maximum differential of 0.22% per annum) and Class D shares (at a maximum differential of 0.45% per annum) and Class R shares (at a maximum differential of 0.25% per annum) and Advisor Class shares (at a maximum differential of 0.10%
per annum).

     The table below sets forth the average annual total return of certain classes of shares of the Global Bond Fund II (which was a series of PIMCO
Advisors Funds ("PAF") prior to its reorganization as a Fund of the Trust on
January 17, 1997) for the periods ended March 31, 2002. Accordingly, "Inception
Date of Fund" refers to the inception date of the PAF predecessor series. Since
Class A shares were offered since the inception of Global Bond Fund II, total return presentations for periods prior to the Inception Date of the
Institutional Class are based on the historical performance of Class A shares, adjusted to reflect that the Institutional Class does not have a sales charge, and the different operating expenses associated with the Institutional Class, such as 12b-1 distribution and servicing fees and administration fee charges.

                 Total Return for Periods Ended March 31, 2002*
--------------------------------------------------------------------------------------------------------------------------------
                                                                                             Since
                                                                                           Inception      Inception    Inception
                                                                                            of Fund        Date of      Date of
    Fund                    Class**                  1 Year     5 Years      10 Years     (Annualized)      Fund         Class
--------------------------------------------------------------------------------------------------------------------------------
Global        Institutional Return Before Taxes       5.84%      7.22%         N/A              8.63%     10/02/95     02/25/98
Bond II       Institutional Return After Taxes        2.74%      3.29          N/A              4.87
              on Distributions++
              Institutional Return After Taxes        3.54       3.79          N/A              5.06
              on Distributions and Sale of Fund
              Shares++
              Class A Return Before Taxes             0.67       5.83          N/A              7.44                   10/02/95
              Class A Return After Taxes on          -2.13       2.11          N/A              3.89
              Distributions++
              Class A Return After Taxes on           0.37       2.76          N/A              4.19
              Distributions and Sale of Fund
              Shares++
              Class B Return Before Taxes            -0.27       5.73          N/A              7.39                   10/02/95
              Class C Return Before Taxes             3.65       6.00          N/A              7.38                   10/02/95
              Class R Return Before Taxes             5.16       6.46          N/A              7.83                   12/31/02
--------------------------------------------------------------------------------------------------------------------------------

     ++ After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ

                                       80

     from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class and Class
     A shares only. After-tax returns for Advisor Class, Class B, Class C and
     Class R shares will vary.

     * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any)
     applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A,
     B and C Prospectus.

     ** Institutional Class total return presentations for periods prior to the
     Inception Date of that class reflect the prior performance of Class A shares of the former PAF series, adjusted to reflect the fact that there are no sales charges on Institutional Class shares of the Fund. The adjusted performance also reflects any different operating expenses associated with Institutional Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional
     Class but are paid by Class A (at a maximum rate of 0.25% per annum), and
     (ii) administration fee charges, which are lower for Institutional class shares (at a differential of 0.15% per annum).

     Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the Global Bond Fund II were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the
     Trust are subject to a fee structure which essentially fixes these expenses
     (along with other administrative expenses) under a single administrative fee based on the average daily net assets of the Fund attributable to Class
     A, Class B and Class C shares. Under the current fee structure, the Global
     Bond Fund II is expected to have lower total Fund operating expenses than its predecessor had under the fee structure for PAF (prior to January 17,
     1997). All other things being equal, the higher expenses of PAF would have adversely affected total return performance for the Fund after January 17,
     1997.

     The method of adjustment used in the table above for periods prior to the
     Inception Date of Institutional Class shares of the Global Bond Fund II resulted in performance for the period shown which is higher than if the historical Class A performance were not adjusted to reflect the lower operating expenses of the newer class. The following table shows the lower performance figures that would be obtained if the performance for the
     Institutional Class was calculated by tacking to the Institutional Class'
     actual performance the actual performance of Class A shares (with their higher operating expenses) for periods prior to the initial offering date of the newer class (i.e. the total return presentations below are based, for periods prior to the inception date of the Institutional Class, on the historical performance of Class A shares adjusted to reflect the current sales charges associated with Class A shares, but not reflecting lower operating expenses associated with the Institutional Class, such as lower administrative fee charges and/or distribution and servicing fee charges).

                  Total Return for Periods Ended March 31, 2002
         (with no adjustment for operating expenses of the Institutional
                 Class for periods prior to its Inception Date)

     ----------------------------------------------------------------------------------------------
                                                                                    Since Inception
                                                                                        of Fund
            Fund               Class           1 Year      5 Years     10 Years       (Annualized)
     ----------------------------------------------------------------------------------------------
     Global Bond II        Institutional        5.84%        7.15%        N/A            8.48%
     ----------------------------------------------------------------------------------------------

     Current distribution information for a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by Fund net asset value per share on the last day of the period and annualized according to the following formula:

     DIVIDEND YIELD = (((a/b)*365)/c)

                                       81

     where a = actual dividends distributed for the calendar month in question,

           b = number of days of dividend declaration in the month in question,
               and

           c = net asset value (NAV) calculated on the last business day of the month in question.

     The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than the
Fund's actual net investment income for that same period. Distribution rates will exclude net realized short-term capital gains. The rate of current distributions for a Fund should be evaluated in light of these differences and in light of the Fund's total return figures, which will always accompany any calculation of the rate of current distributions.

     For the month ended March 31, 2002, the current distribution rates
(annualized) for the Funds were as follows (Advisor Class, Class J, Class K and
Class R shares were not offered during the period listed):

                                Distribution Rate
                                -----------------
                                        Institutional    Administrative
Fund                                        Class             Class          Class A    Class B    Class C    Class D
----                                        -----             -----          -------    -------    -------    -------
California Intermediate Municipal
   Bond Fund                               4.63%             4.37%           4.24%       N/A        N/A       4.25%
California Municipal Bond Fund             4.98               N/A            4.68        N/A        N/A       4.60
Convertible Fund                            N/A               N/A             N/A        N/A        N/A        N/A
Emerging Markets Bond Fund                 7.16              6.92            6.74       6.01%      5.97%      6.79
European Convertible Fund                   N/A               N/A             N/A        N/A        N/A        N/A
Foreign Bond Fund                          5.22              4.97            4.77       4.01       4.01       4.77
Global Bond Fund                           5.27              5.01             N/A        N/A        N/A        N/A
Global Bond Fund II                        4.10               N/A            3.73       2.96       2.95        N/A
GNMA Fund                                  2.28               N/A            1.77       1.00       1.01       1.78
High Yield Fund                            7.72              7.52            7.33       6.61       6.61       7.37
Investment Grade Corporate
   Bond Fund                               8.19               N/A             N/A        N/A        N/A        N/A
Long-Term U.S. Govt. Fund                  6.58              6.33            6.18       5.41       5.35        N/A
Low Duration Fund                          5.00              4.75            4.52       3.77       4.01       4.69
Low Duration Fund II                       3.27              3.02             N/A        N/A        N/A        N/A
Low Duration Fund III                      3.96              3.72             N/A        N/A        N/A        N/A
Moderate Duration Fund                     3.81               N/A             N/A        N/A        N/A        N/A
Money Market Fund                          1.75              1.47            1.50       0.61       1.51        N/A
Municipal Bond Fund                        5.21              5.06            4.87       4.12       4.37       4.84
New York Municipal Bond Fund               4.81               N/A            4.46        N/A        N/A       4.42
Real Return Fund                           1.36              1.11            0.91       0.15       0.40       0.94
Real Return Fund II                        5.65               N/A             N/A        N/A        N/A        N/A
Real Return Asset Fund                     1.93               N/A             N/A        N/A        N/A        N/A
Short Duration Municipal Fund              4.19               N/A             N/A        N/A        N/A       3.79
Short-Term Fund                            2.51              2.27            2.13       1.37       1.81       2.23
StocksPLUS Fund                             N/A               N/A             N/A        N/A        N/A        N/A
Strategic Balanced Fund                     N/A               N/A             N/A        N/A        N/A        N/A
Total Return Fund                          4.63              4.38            4.16       3.39       3.39       4.31
Total Return Fund II                       3.75              3.50             N/A        N/A        N/A        N/A
Total Return Fund III                      4.79              4.53             N/A        N/A        N/A        N/A
Total Return Mortgage Fund                 2.43              2.17            2.02       1.25       1.26       2.02

     Performance information for a Fund may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Index, the Dow Jones
Industrial Average, the Lehman Brothers Aggregate Bond Index, the Lehman
Brothers

                                       82

Mortgage Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman
Brothers Intermediate Government/Corporate Bond Index, the Lehman U.S. High
Yield Index, indexes prepared by Lipper Analytical Services, Inc., the J.P.
Morgan Global Index (Unhedged), the J.P. Morgan Emerging Markets Bond Index
Global, the Salomon Brothers 3-Month Treasury Bill Index, and the J.P. Morgan
Non U.S. Index (Hedged). Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses.
PIMCO may report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, or on the comparative performance or standing of PIMCO in relation to other money managers. PIMCO also may provide current or prospective private account clients, in connection with standardized performance information for the Funds, performance information for the Funds gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations.
Any performance information, whether related to the Funds or to PIMCO, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

     Advertisements and information relating to the Global Bond Fund II may use data comparing the total returns of the top foreign bond market as compared to the total return of the U.S. bond market for a particular year. For instance, the following table sets forth the total return of the top foreign bond market compared to the total return for the U.S. bond market for the years 1987 through
2001. Performance is shown in U.S. dollar terms, hedged for currency rate changes and is no way indicative of the performance of the Global Bond Fund II.

                            Top Foreign
      Year                  Performer                                 U.S.
      ----                  ---------                                 ----
      1986                   +13.1%            Japan                  +15.7%
      1987                   +12.8             UK                      +1.9
      1988                   +15.0             France                  +7.0
      1989                   +10.0             Canada                 +14.4
      1990                   +11.0             Australia               +8.6
      1991                   +20.0             Australia              +15.3
      1992                   +10.5             UK                      +7.2
      1993                   +20.0             Italy                  +11.0
      1994                    -0.9             Japan                   -3.4
      1995                   +21.0             Netherlands            +18.3
      1996                   +18.8             Spain                   +2.7
      1997                   +13.5             UK                      +9.6
      1998                   +17.4             UK                      +8.7
      1999                   +10.4             Japan                   -2.4
      2000                   +14.0             Australia              +13.5
      2001                    +6.7             United States           +6.7

     Source: Salomon Brothers World Government Bond Index 1986-2001.

     The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on
1996/1997 costs of college and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 3% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 3% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education.

Potential College Cost Table

     Start     Public       Private      Start      Public       Private
     Year      College      College      Year       College      College
     -----     -------      -------      ----       -------       -------
      1997     $13,015      $57,165      2005       $16,487       $72,415
      1998     $13,406      $58,880      2006       $16,982       $74,587

                                       83

     Start     Public       Private      Start      Public       Private
     Year      College      College      Year       College      College
     -----     -------      -------      ----       -------       -------
     1999      $13,808      $60,646      2007       $17,491      $76,825
     2000      $14,222      $62,466      2008       $18,016      $79,130
     2001      $14,649      $64,340      2009       $18,557      $81,504
     2002      $15,088      $66,270      2010       $19,113      $83,949
     2003      $15,541      $68,258      2011       $19,687      $86,467
     2004      $16,007      $70,306      2012       $20,278      $89,061

Costs assume a steady increase in the annual cost of college of 3% per year from a 1996-97 base year amount. Actual rates of increase may be more or less than 3%
and may vary.

     In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the 25 years from 1976 to 2001 was:

          *Stocks:                  14.1%
           Bonds:                    9.6%
           T-Bills:                  6.7%
           Inflation:                4.6%

     *Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks
are represented by Ibbotson's Large Company Total Return Index. Bonds are
represented by Ibbotson's Long-term Corporate Bond Index. T-bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A.
Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks,
Bonds, Bills and Inflation 2002 Yearbook, Ibbotson Associates, Chicago. All
rights reserved.

     The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 20 years from 1981-2001, the average annual return of stocks comprising the Ibbotson's
Large Company Stock Total Return Index ranged from -11.8% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks,
40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of
Treasury bills comprising the Ibbotson's Treasury Bill Index (a "mixed portfolio") would have ranged from -1.0% to 28.2% over the same period. The average annual returns of each investment for each of the years from 1981 through 2001 is set forth in the following table.

                                                                   Mixed
Year       Stocks       Bonds        T-Bills      Inflation      Portfolio
----       ------       -----        -------      ---------      ---------
1981        -4.91%     -1.24%       14.71%         8.94%            0.48%
1982        21.41%     42.56%       10.54%         3.87%           27.70%
1983        22.51%      6.26%        8.80%         3.80%           13.27%
1984         6.27%     16.86%        9.85%         3.95%           11.22%
1985        32.16%     30.97%        7.72%         3.77%           26.44%
1986        18.47%     19.85%        6.16%         1.13%           16.56%
1987         5.23%     -0.27%        5.47%         4.41%            3.08%
1988        16.81%     10.70%        6.35%         4.42%           12.27%
1989        31.49%     16.23%        8.37%         4.65%           20.76%
1990        -3.17%      6.78%        7.81%         6.11%            3.01%
1991        30.55%     19.89%        5.60%         3.06%           21.30%
1992         7.67%      9.39%        3.51%         2.90%            7.53%
1993         9.99%     13.19%        2.90%         2.75%            9.85%
1994         1.31%     -5.76%        3.90%         2.67%           -1.00%
1995        37.43%     27.20%        5.60%         2.54%           26.97%
1996        23.07%      1.40%        5.21%         3.32%           10.83%

                                       84

                                                                   Mixed
Year       Stocks       Bonds        T-Bills      Inflation      Portfolio
----       ------       -----        -------      ---------      ---------
1997        33.36%      12.95%        5.26%         1.70%          19.58%
1998        28.58%      10.76%        4.86%         1.61%          16.71%
1999        21.04%      -7.45%        4.68%         2.68%           6.37%
2000        -9.11%      12.87%        5.89%         3.39%           2.68%
2001       -11.88%      10.65%        3.83%         1.55%           0.27%

*Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks are
represented by Ibbotson's Large Company Stock Total Return Index. Bonds are
represented by Ibbotson's Long-term Corporate Bond Index. T-bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A.
Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks,
Bonds, Bills and Inflation 2002 Yearbook, Ibbotson Associates, Chicago. All
rights reserved.

     The Trust may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings
(assuming a fixed rate of return) over various periods of time:

     Investment         Annual            Total            Total
       Period        Contribution      Contribution        Saved
       ------        ------------      ------------        -----
      30 Years          $1,979           $59,370         $200,000
      25 Years          $2,955           $73,875         $200,000
      20 Years          $4,559           $91,180         $200,000
      15 Years          $7,438          $111,570         $200,000
      10 Years         $13,529          $135,290         $200,000

This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a PIMCO Fund. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the PIMCO Funds should be aware that certain of the PIMCO Funds have experienced periods of negative growth in the past and may again in the future.

     The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1997:

                         % of Income for Individuals
                      Aged 65 Years and Older in 1997*
                      --------------------------------

                               Social Security
      Year                    and Pension Plans                  Other
      ----                    -----------------                  -----
      1997                          43%                           57%

     * For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income. Source:
Social Security Administration.

     Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street
Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund
Magazine, The New York Times, Kiplinger's

                                       85

Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA
Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to
PIMCO, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of
PIMCO who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

     From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

     From time to time, the Trust may set forth in its advertisements and other materials the names of and additional information regarding investment analysts employed by PIMCO who assist with portfolio management and research activities on behalf of the Funds. The following lists various analysts associated with
PIMCO: Jane Howe, Mark Hudoff, Doris Nakamura and Ray Kennedy.

     Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the
Funds and relevant benchmark market indexes in a variety of market conditions.
Based on its independent research and analysis, Ibbotson has developed model portfolios of the Funds and series of PIMCO Funds: Multi-Manager Series ("MMS")
which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+
year investment horizon might allocate his or her assets among the Funds and series of MMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very
Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, PIMCO nor Ibbotson represent or guarantee that investors who allocate their assets according to
Ibbotson's models will achieve their desired investment results.

Voting Rights

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the
Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

     The Trust's shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of
Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. To avoid potential conflicts of interest, the All Asset and
Strategic Balanced Funds will vote shares of each Underlying Fund which they own in proportion to the votes of all other shareholders in the Underlying Fund.

                                       86

Control Persons and Principal Holders of Securities

           As of December 23, 2002 the following persons owned of record or beneficially 5% or more of the noted class of shares of the Funds:

                                                                                   Shares Beneficially    Percent of
     All Asset Fund                                                                       Owned              Class
     --------------                                                                -------------------    ----------
     Institutional Class
     Wake Forest University, P.O. Box 7354, Winston Salem NC 27109-7354                 925,069.380         27.18%
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
     our Cust, 101 Montgomery St, San Francisco CA 94104                                827,260.322         24.30%
     Gwendolyn Garland Babcock Trust, 1500 Park Place, San Marino CA 91108-1039         482,295.196         14.17%
     Brent R Harris Elizabeth E Harris JT WROS, 1 Crest Road East, Rolling
     Hills CA 90274                                                                     237,436.519          6.98%

                                                                                   Shares Beneficially    Percent of
     California Intermediate Municipal Bond Fund                                          Owned              Class
     -------------------------------------------                                   -------------------    ----------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
     our Cust, 101 Montgomery St, San Francisco CA 94104                              3,732,548.431         38.94%
     Leo B and Florence Helzel Living Trust, 5550 Redwood Rd, Oakland CA 94619          719,619.477          7.51%
     James F Muzzy & Pamela B Muzzy TTEES Muzzy Family Trust, 2546 Riviera
     Drive, Laguna Beach CA 92651                                                       646,561.820          6.75%
     William S and Nancy E Thompson Revocable Trust, 2431 Riviera Dr, Laguna
     Beach CA 92651                                                                     616,248.731          6.43%
     Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201                 489,639.807          5.11%

     Administrative Class
     Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201                 117,425.111         57.70%
     CIBC World Markets Corp, Church Street Station, P.O. Box 3484, New York
     NY 10008-3484                                                                       29,449.912         14.47%
     Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201                  11,743.095          5.77%
     Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201                  11,714.200          5.76%
     Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201                  11,299.488          5.55%
     Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201                  10,725.007          5.27%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                              745,027.301         13.52%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                    472,942.610          8.58%
     Raymond James & Assoc Inc FBO Sevaly Family Trust, 880 Carillon Pkwy, St.
     Petersburg FL 33716                                                                329,033.600          5.97%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
     our Cust, 101 Montgomery St, San Francisco CA 94104                                369,453.594         98.70%

                                       87

                                                                                Shares Beneficially   Percent of
     California Municipal Bond Fund                                                    Owned             Class
     ------------------------------                                             -------------------   ----------
     Institutional Class
     James F Muzzy & Pamela B Muzzy TTEES Muzzy Family Trust, 2546 Riviera
     Drive, Laguna Beach CA 92651                                                    539,368.001         53.63%
     Chris and Sheri Dialynas Family Living Trust, 15 Pelican Hill Circle,
     Newport Coast CA 92657                                                          180,818.313         17.98%
     William S and Nancy E Thompson Revocable Trust, 2431 Riviera Dr, Laguna
     Beach CA 92651                                                                  120,545.552         11.98%
     Ian & Helen Smith Revocable Trust, 2241 Liane Ln., Santa Ana CA 92705-3394       79,170.591          7.87%
     Brains Stern/Debbi Stern JT WROS, 1956 Port Cardiff Pl., Newport Beach CA
     92660-5415                                                                       56,719.860          5.64%

     Administrative Class
     First Clearing Corp/Luntz Revocable Family Trust, 616 Cornwallis Ln.,
     Foster City CA 94404-3736                                                       116,584.819         99.17%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                            65,744.916         11.38%
     Emily Magee Andres TTEE Andres Family Trust, 2956 E Del Mar Blvd, Pasadena
     CA 91107                                                                         51,023.503          8.83%
     Dain Rauscher Inc FBO Leroy H. Huemoeller & Lois I. Huemoeller
     Co-Ttees/Leroy & Lois Huemoeller Living Trust, 250 Westridge Dr.                 48,930.573          8.47%
     First Clearing Corporation/Christina Linden Stoney, 93 Live Oak Drive,
     Ventura CA                                                                       44,425.475          7.69%
     First Clearing Corporation/KLB Revocable Trust/Kimberly L Bkankenthorn
     TTEE, 259 San Rafael, Santa Barbara CA 93109-2079                                44,317.231          7.67%

     Class D
     Allianz Dresdner Asset Management of America LP, 888 San Clemente Dr
     Suite 100, Newport Beach CA 92660                                                 1,142.815        100.00%

                                                                                Shares Beneficially   Percent of
     CommodityRealReturn Strategy Fund                                                 Owned             Class
     ---------------------------------                                          -------------------   ----------
     Institutional Class
     Wake Forest University, P.O. Box 7354, Winston Salem NC 27109-7354              870,322.019         39.97%
     All Asset Portfolio, 840 Newport Center Drive, Suite 300,  Newport Beach
     CA 92660                                                                        395,743.524         18.17%
     Brent R Harris Elizabeth E Harris JT WROS, 1 Crest Road East, Rolling Hills
     CA 90274                                                                        232,290.906         10.67%
     FTC & Co., P.O. Box 173736, Denver CO 80217-3736                                222,911.653         10.24%
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
     our Cust, 101 Montgomery St, San Francisco CA 94104                             209,240.074          9.61%

     Class A
     First Clearing Corporation/New Dominion LC, 408 Lakeway Ct., Richmond VA
     23229-7305                                                                       12,647.555         79.23%
     Southwest Securities Inc. FBO Carter B. Bell/Vision Advisor Account, P.O.
     Box 509002, Dallas TX 75250                                                       1,264.755          7.92%
     Allianz Dresdner Asset Management of America LP, 888 San Clemente Drive,
     Suite 100, Newport Beach CA 92660                                                   878.735          5.51%

                                       88

     Class B
     Allianz Dresdner Asset Management of America LP, 888 San Clemente Drive,
     Suite 100, Newport Beach CA 92660                                                   878.735          100.00%

     Class C
     Daniel R Higgins, 2550 Stag Run Blvd. #534, Clearwater FL 33765                   1,051.945           54.49%
     Allianz Dresdner Asset Management of America LP, 888 San Clemente Drive,
     Suite 100, Newport Beach CA 92660                                                   878.735           45.51%

     Class D
     Allianz Dresdner Asset Management of America LP, 888 San Clemente Drive,
     Suite 100, Newport Beach CA 92660                                                   878.735          100.00%

                                                                                 Shares Beneficially    Percent of
     Convertible Fund                                                                   Owned              Class
     ----------------                                                            -------------------    ----------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
     our Cust, 101 Montgomery St, San Francisco CA 94104                             239,931.285           15.96%
     Bankers Trust Co FBO Lockheed Martin master Ret Trust,
     648 Grassmere Business Park Rd, Nashville TN 37211                              142,641.403            9.49%
     Kamehameha Schools C/O Bank of New York, 1 Wall St #25, New York NY 10286       119,472.433            7.95%
     Northern Trust co FBO Andrew W. Mellon Fdn, PO Box 92956, Chicago IL 60675      102,965.368            6.85%

     Administrative Class
     Allianz Dresdner Asset Management of America LP, 888 San Clemente Drive
     Suite 100, Newport Beach CA 92660                                                   776.460          100.00%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                            27,607.651            6.22%
     Dean Witter for the Benefit fo American Osteopathic Assoc, PO Box 250,
     Church Street Station, New York NY 10008                                         22,357.053            5.04%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                           108,667.964           15.04%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                  68,163.741            9.43%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                           166,378.245           24.97%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                  44,309.589            6.65%

     Class D
     Allianz Dresdner Asset Management of America LP, 888 San Clemente Drive
     Suite 100, Newport Beach CA 92660                                                   723.837          100.00%

                                       89

                                                                                  Shares Beneficially     Percent of
     Emerging Markets Bond Fund                                                          Owned               Class
     --------------------------                                                   -------------------     ----------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
     our Cust, 101 Montgomery St, San Francisco CA 94104                              9,358,224.532         30.25%
     Northern Trust Co TTEE FBO Phelps, PO Box 92956, Chicago IL 60675                3,277,857.357         10.60%
     Keybank NA TTEE FBO Parker PIMCO Emerging, P.O. Box 94871, Cleveland
     OH 44101-4871                                                                    2,742,943.041          8.87%
     BNY Clearing Services LLC/Post & Co. 118246, 111 East Kilbourn Avenue,
     Milwaukee WI 53202-6633                                                          2,148,189.413          6.94%
     FTC & Co., P.O. Box 173736, Denver CO 80217-3736                                 2,009,842.471          6.50%
     IBM Retirement Plan Long Duration II C/O Chase Manhattan Bank Global
     Securities Srv, 3 Chase Metrotech Center 7th Fl, Brooklyn NY 11245               1,569,880.308          5.08%

     Administrative Class
**   National Investors Srv Corp for Exclusive Benefit of our Customers,
     55 Water St 32nd Fl, New York Ny 10041                                           1,370,893.505         60.08%
     GE Financial Trust Company FBO Omnibus/GE Financial Cap Mgmt, 2425 EB
     Camelback Rd Ste 530, Phoenix AZ 85016                                             722,886.487         31.68%
**   National Financial Services Corp. for the exclusive benefit of our
     customers, 1 World Financial Center, 200 Liberty Street, New York NY 10281         187,298.874          8.21%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                              582,235.294         12.66%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                    248,359.334          5.40%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                              248,879.310          9.75%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                    146,721.562          5.75%

     Class C
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                    442,997.074         15.89%
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                              233,994.685          8.39%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
     our Cust, 101 Montgomery St, San Francisco CA 94104                              1,746,529.525         52.95%

                                                                                  Shares Beneficially     Percent of
     European Convertible Fund                                                           Owned               Class
     -------------------------                                                    -------------------     ----------
     Allianz Dresdner Asset Management of America L.P., 888 San Clemente Dr.,
     Suite 100, Newport Beach CA 92660-6367                                             422,822.356 *      100.00%

                                       90

                                                                                Shares Beneficially   Percent of
     Foreign Bond Fund                                                                 Owned             Class
     -----------------                                                          -------------------   ----------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit
     of our Cust, 101 Montgomery St, San Francisco CA 94104                        26,717,221.147        39.27%
     State Street Bank & Trust Cust FBO Northrop Grumman Pension Master
     Trust, 1 Enterprise Dr. #SWB6C, North Quincy MA 02171-2126                     9,290,917.397        13.66%
     Intermountain Health Care Inc /Dept. 22-00795/4-694500, P.O. Box 92956,
     Chicago IL 60675-2956                                                          3,821,477.508         5.62%
     Northern Trust Company As Trustee FBO Phelps Dodge Corporation, P.O. Box
     92956, Chicago IL 60675-0001                                                   3,488,304.560         5.13%

     Administrative Class
**   National Financial Services Corp for Exclusive Benefit of our Customers,
     PO Box 3908, Church Street Station, New York NY 10008                          2,252,195.980        77.76%
**   IMS & Co for the Exclusive Benefit of Customers, PO Box 3865, Englewood
     CO 80155                                                                         162,724.244         5.62%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                            226,791.622         5.39%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                  220,784.932         5.25%

     Class C
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                  507,872.933         7.74%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit
     of our Cust, 101 Montgomery St, San Francisco CA 94104                         6,847,195.429        65.94%

                                                                                Shares Beneficially   Percent of
     Global Bond Fund                                                                  Owned             Class
     ----------------                                                           -------------------   ----------
     Institutional Class
     Blue Cross Blue Shield of Mass - Managed Care Landmark Center Treasury,
     401 Park Dr, Boston MA 02215                                                  10,292,146.980        25.65%
     Blue Cross Blue Shield of Mass Inc Indemnity Landmark Center Treasury,
     401 Park Dr, Boston MA 02215                                                   6,678,639.718        16.65%
     Regents of the University of Minnesota, 1300 S 2nd St Rm 205D,
     Minneapolis MN 55454                                                           4,554,468.534        11.35%
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit
     of our Cust, 101 Montgomery St, San Francisco CA 94104                         4,385,947.824        10.93%
     The American University in Cairo AUC Endowment, 420 5th Ave, New York
     NY 10018                                                                       2,298,433.811         5.73%

     Administrative Class
**   FIIOC as Agent for Certain Employee Benefit Trans, 100 Magellan Way
     KW1C, Covington KY 41015-1987                                                  2,272,691.010        76.02%
     Fidelity Management Trust Co as Trustee for Stevedoring Services of
     America, 82 Devonshire St. #Z1M, Boston MA 02109-3605                            562,077.535        18.80%

                                       91

                                                                                 Shares Beneficially     Percent of
     Global Bond Fund II                                                                Owned               Class
     -------------------                                                         -------------------     ----------
     Weil Gotshal & Manges Partners Pension Trust C/O Citibank Private Bank,
     120 Broadway 2nd Fl/Zone 2, New York NY 10271                                  2,353,679.283          38.00%
**   Mac & Co, Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230             1,222,942.365          19.74%
     Mac & Co (GMP Employers Retiree Trust), PO Box 3198, Mutual Funds
     Operations, Pittsburgh PA 15230                                                  993,291.099          16.04%
     Weil Gotshal & Manges Employees Pension Trust C/O Citibank Private Bank,
     120 Broadway 2nd Fl/Zone 2, New York NY 10271                                    642,434.872          10.37%
     Weil Gotshal & Manges Partners Defined Benefit Trust C/O Citibank Private
     Bank, 120 Broadway 2nd Fl/Zone 2, New York NY 10271                              435,753.638           7.04%
     American University in Cairo AUC US Aid Endowment, 420 5th Ave, New York
     NY 10018                                                                         342,653.484           5.53%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                            156,834.194          13.36%

     Class B
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                  137,377.905          13.44%
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                            132,263.047          12.94%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                            146,601.408          10.65%
     Murdoch & Co C/O Bank of Bermuda, 6 Front St, Hamilton BD HM 11                  104,406.169           7.59%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                   83,739.473           6.08%

                                                                                 Shares Beneficially     Percent of
     GNMA Fund                                                                          Owned               Class
     ---------                                                                   -------------------     ----------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
     our Cust, 101 Montgomery St, San Francisco CA 94104                            2,108,794.321          42.36%
**   National Financial Services Corp for  Exclusive Benefit of our Customers,
     PO Box 3908, Church Street Station, New York NY 10008                          1,004,486.536          20.18%
**   DLJ Pershing Division, One Pershing Plaza, PO Box 2052, Jersey City NJ
     07303                                                                            472,455.128           9.49%
**   PFPC FBO LPL Supermarket Program, 760 Moore Road, King of Prussia PA
     19406-1212                                                                       395,415.647           7.94%
     William C Powers, 2012 The Strand, Manhattan Beach CA 90266                      348,767.680           7.01%

     Class A
**   Wells Fargo Investments LLC, 608 Second Avenue South 8th Fl, Minneapolis
     MN 55402                                                                       1,350,494.290          18.44%
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,          487,430.850           6.66%
     Jacksonville FL 32246

                                       92

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                               464,988.746        8.59%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                               524,516.482        7.53%

     Class D
     NFSC FBO John M Henneman, 171 Sherwood Drive, Reading PA 19606                       25,810.141        5.35%

                                                                                  Shares Beneficially    Percent of
     High Yield Fund                                                                     Owned              Class
     ---------------                                                              -------------------    ----------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
     our Cust, 101 Montgomery St, San Francisco CA 94104                              62,456,562.077       24.74%
**   National Financial Services Corp for  Exclusive Benefit of our Customers,
     PO Box 3908, Church Street Station, New York NY 10008                            15,675,375.695        6.21%
**   National Investor Services, 55 Water Street, 32nd Floor, New York NY
     10041-0028                                                                       15,662,448.347        6.20%
**   MAC & Co, Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230               13,888,840.081        5.50%

     Administrative Class
**   National Financial Services Corp for the Exclusive Benefit of our
     Customers, 1 World Financial Center, 200 Liberty St, New York NY 10281           34,086,491.750       70.19%
**   FIIOC as Agent for Certain EE Benefits Trans, 100 Magellan Way KW1C,
     Covington KY 41015                                                                7,177,631.280       14.78%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                             9,227,033.106       12.04%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                   3,878,149.070        5.06%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                            11,309,462.702       20.68%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                   4,442,818.746        8.12%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                            11,444,567.919       15.87%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                   7,217,444.909       10.01%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit
     of our Cust, 101 Montgomery St, San Francisco CA 94104                           15,177,825.254       69.02%
**   Salomon Smith Barney, 333 West 34th St, New York NY 10001                         1,452,292.562        6.60%

                                       93

                                                                                Shares Beneficially     Percent of
      Investment Grade Corporate Bond Fund                                             Owned               Class
      ------------------------------------                                      -------------------     ----------
      Institutional Class
**    Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit
      of our Cust, 101 Montgomery St, San Francisco CA 94104                        4,659,097.383          76.43%
**    R/N/O Currie & Co., 500 E Broward Blvd., 9th Fl Mutual Funds Processing,
      Ft. Lauderdale FL 33394-3000                                                    889,237.176          14.59%
**    SAXON & CO, PO Box 7780-1888, Philadelphia PA 19182                             521,436.035           8.55%

      Administrative Class
      Allianz Dresdner Asset Management of America LP, 888 San Clemente,
      Suite 100, Newport Beach CA 92660-6367                                            1,012.045         100.00%

                                                                                Shares Beneficially     Percent of
      Long-Term US Government Fund                                                     Owned              Class
      ----------------------------                                              -------------------     ----------
      Institutional Class
**    FIIOC as Agent for Certain EE Benefits Trans, 100 Magellan Way KW1C,
      Covington KY 41015                                                           10,077,305.143          29.42%
      Northern Trust Company FBO Allianz DC Plan - Master Trust, PO Box 92956,
      Chicago IL 60675                                                              5,050,504.308          14.74%
      Mac & Co., P.O. Box 3198, Pittsburgh PA 15230-3198                            3,315,478.788           9.68%
      Mea-Messa-Mea Financial Services Staff Ret Plan & Trust, 1216 Kendale
      Blvd, East Lansing MI 48823                                                   3,145,524.889           9.18%
**    Svg Program for EE of Certain EMPLRAT US Dept of Energy Fac-Oakridge Tn,
      104 Union Valley Road MS 8267, Oakridge TN 37830-8044                         2,146,209.056           6.27%
      Chicago Symphony Orchestra, 220 S Michigan Ave, Chicago IL 60604              1,956,531.043           5.71%

      Administrative Class
**    FIIOC as Agent for Certain EE Benefits Trans, 100 Magellan Way KW1C,
      Covington KY 41015                                                            8,310,534.262          58.59%
      Keybank NA TTEE for Key Corp 401K Savings Plan, 4900 Tiedeman Rd,
      Brooklyn OH 44144                                                             2,163,402.389          15.25%
**    National Financial Services Corp for the Exclusive Benefit of our
      Customers, 1 World Financial Center, 200 Liberty St, New York NY 10281        1,398,222.273           9.86%
      State Street Bank & Trust Co TTEE FBO Southern California Edison Stock
      Savings Plus Plan, PO Box 351, Boston MA 02101                                1,397,016.320           9.85%

      Class A
**    MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
      Jacksonville FL 32246                                                         1,048,501.334           7.73%

      Class B
**    MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
      Jacksonville FL 32246                                                         1,762,280.266          17.64%
**    Smith Barney House Account, 333 West 34th St, New York NY 10001               1,182,939.304          11.84%

                                       94

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                           1,399,653.235         23.73%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                   580,360.829          9.84%

                                                                                  Shares Beneficially    Percent of
     Low Duration Fund                                                                   Owned              Class
     -----------------                                                            -------------------    ----------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit
     of our Cust, 101 Montgomery St, San Francisco CA 94104                         94,974,960.666         16.43%
     MLTC of America FBO Dupont Savings & Investment Plan, 300 Davidson Ave,
     Somerset NJ 08873                                                              51,027,397.290          8.83%

     Administrative Class
**   DLJ, One Pershing Plaza, Jersey City NJ 07399                                   8,492,039.988         25.54%
**   FIIOC as Agent for Certain EE Benefits Trans, 100 Magellan Way KW1C,
     Covington KY 41015                                                              8,070,323.224         24.27%
**   National Financial Services Corp for the Exclusive Benefit of our
     Customers, 1 World Financial Center, 200 Liberty St, New York NY 10281          4,983,597.138         14.99%
     BNY Western Trust Co TTEE FBO McClatchy Newspapers Restated Def Comp &
     Inv Plan, 550 Kearny St #600, San Francisco CA 94108                            2,982,937.524          8.97%
     UMBSC & Co TTEE FBO Sonnenschein Nath & Rosenthal, PO Box 419260,
     Kansas City MO 64141                                                            1,689,943.552          5.08%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                          31,235,331.815         19.27%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                           9,237,562.741         21.46%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                 2,538,307.496          5.90%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                          26,122,634.721         27.24%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                 6,232,168.548          6.50%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit
     of our Cust, 101 Montgomery St, San Francisco CA 94104                         19,946,607.641         63.40%

                                       95

                                                                                   Shares Beneficially     Percent of
      Low Duration Fund II                                                                Owned               Class
      --------------------                                                         -------------------     ----------
      Institutional Class
      Marshall & Ilsley Trust Co FBO SRP Nuc Decomm TR C/O Marshall & Ilsley
      Trust Co, 1000 N Water St, Milwaukee WI 53202                                   4,522,190.413           9.01%
**    Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
      our Cust, 101 Montgomery St, San Francisco CA 94104                             4,160,037.966           8.29%
      Montefiore Medical Center, 111 E 210th Street, Bronx NY 10467-2490              4,150,074.771           8.27%
      Trulin and Co. c/o JPMorgan Chase Bank, P.O. Box 31412, Rochester NY
      14603-1412                                                                      4,050,465.936           8.07%
      Univ of IL Fdn Pooled Short Term Funds, Manager of Acct & Donor Records,
      Harker Hall 1305 W Green St, Urbana IL 61801                                    3,331,003.398           6.63%
      Bank of Oklahoma NA Integris Ret Pension Plan, 9520 N May Ave Suite 200,
      Oklahoma City OK 73120                                                          2,683,334.232           5.34%
      Winchester Medical Center (Op Acct), PO Box 1334, 1840 Amherst St,
      Winchester VA 22601                                                             2,560,615.639           5.10%

      Administrative Class
**    National Financial Services Corp for the Exclusive Benefit of our
      Customers, 1 World Financial Center, 200 Liberty St, New York NY 10281             88,071.735          79.96%
**    DLJ, One Pershing Plaza, Jersey City NJ 07399                                      21,341.753          19.33%

                                                                                   Shares Beneficially     Percent of
      Low Duration Fund III                                                               Owned               Class
      ---------------------                                                        -------------------     ----------
      Institutional Class
      Northern Tr Co Cust FBO St Mary's, PO Box 92956, Chicago IL 60675               2,366,932.941          42.98%
      Sisters of St Joseph, 3427 Gull Rd, PO Box 13, Nazareth MI 49074                1,104,647.264          20.06%
      National Jewish Medical & Research Center, 1400 Jackson St, Denver CO
      80206                                                                             622,887.501          11.31%
**    National Financial Services Corp for the Exclusive Benefit of our
      Customers, 1 World Financial Center, 200 Liberty St, New York NY 10281            601,096.415          10.92%

      Administrative Class
      Allianz Dresdner Asset Management of America LP, 888 San Clemente Dr
      Suite 100, Newport Beach CA 92660                                                   1,233.844          67.47%
**    National Investors Services Corp for Exclusive Benefit of our Customers,
      55 Water St 32nd Fl, New York NY 10041                                                594.943          32.53%

                                                                                   Shares Beneficially     Percent of
      Moderate Duration Fund                                                              Owned               Class
      ----------------------                                                       -------------------     ----------
      Institutional Class
      The Northern Trust Co as TTEE FBO Accenture PS and 401K Trust Plan - DV,
      PO Box 92977, Chicago IL 60675                                                  7,959,780.951           8.82%
**    BNY Clearing Services LLC WENDEL & CO, 111 East Kilbourn Ave, Milwaukee WI
      53202                                                                           6,957,182.428           7.71%
**    Mac & Co, Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230              6,550,885.548           7.26%
**    BNY Clearing Services LLC WENDEL & CO, One Wall St 6th Fl, New York NY
      10286                                                                           5,275,911.663           5.85%

                                       96

**    National Financial Srv Corp for Exclusive Benefit of our Customers,
      PO Box 3908, Church St Station, New York NY 10008                               4,722,260.298           5.23%

                                                                                  Shares Beneficially     Percent of
      Money Market                                                                       Owned               Class
      ------------                                                                -------------------     ----------
      Institutional Class
      Northern Trust Custodian FBO Saint John's Hospital and Health Center
      Foundation acct, PO Box 92956, Chicago IL 60675                                22,293,912.880          21.28%
**    Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
      our Cust, 101 Montgomery St, San Francisco CA 94104                            14,286,006.680          13.64%
      The Glenstone Foundation, 8404 Parham Ct., McLean VA 22102-1533                10,594,416.980          10.11%
      Wells Fargo Bank MN FBO Marin Community Fdn, PO Box 1533, Minneapolis MN
      55480                                                                           9,286,973.930           8.86%
      Kenyon College, 209 Chase Ave. Eaton Center, Gambier OH 43022                   6,068,832.050           5.79%
      The Queen's Health Systems C/O BNY Western Trust Co, 700 S Flower St
      Suite 200, Los Angeles CA 90017                                                 5,802,806.500           5.54%
      Drew University Fiscal Operations, 36 Madison NJ 07940-1493                     5,500,000.000           5.25%

      Administrative Class
      Security Trust FBO Cooperative of Puget Sound 403B Group Custodian
      Account, 2390 E Camelback Rd Suite 240, Phoenix AZ 85016                        3,312,766.270          45.80%
**    Wells Fargo Investments LLC, 608 2nd Ave S Fl 8, Minneapolis MN 55402           1,454,761.910          20.11%
**    Universal Van Lines Pension Plan Trust, 114-02 15th Ave., College Point
      NY 11356-1402                                                                     439,378.590           6.08%
      Beverly UDHUS, 14405 31st Dr. SE, Mill Creek WA 98012-5035                        405,342.250           5.60%
**    MALTRUST & CO C/O Eastern Bank & Trust, 225 Essex St, Salem MA 01970              375,997.550           5.20%

      Class A
**    Smith Barney House Account, 333 West 34th St, New York NY 10001                 5,040,288.240           5.75%
**    US Clearing Corp for the Benefit of Our Customers, 26 Broadway, New York
      NY 10004-1798                                                                   4,890,813.000           5.58%

      Class B
**    Smith Barney House Account, 333 West 34th St, New York NY 10001                 6,956,665.480           9.61%

      Class C
**    Smith Barney House Account, 333 West 34th St, New York NY 10001                14,556,244.030          11.52%

                                       97

                                                                                   Shares Beneficially     Percent of
     Municipal Bond Fund                                                                  Owned               Class
     -------------------                                                           --------------------    ----------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
     our Cust, 101 Montgomery St, San Francisco CA 94104                              2,877,388.896          28.99%
     Northern Trust Co TTEE FBO Alsam Trust, PO Box 92956, Chicago IL 60675           1,129,975.237          11.38%
     Frederick Henry Prince 1932 Trust, 10 S Wacher Dr St 2575, Chicago IL 60606        825,481.007           8.32%
**   Northern Trust Co as Trustee FBO Columbia Energy Group Life Insurance Veba
     Trust, P.O. Box 92956, Chicago IL 60675-2956                                       582,760.103           5.87%
     Northern Trust Company as Trustee FBO Columbia Energy Group Non-Union Veba
     Trust, P.O. Box 92956, Chicago IL 60675-2956                                       576,288.518           5.81%

     Administrative Class
**   National Financial Services Corp for Exclusive Benefit of our Customers,
     PO Box 3908, Church Street Station, New York NY 10008                            6,183,868.936          98.63%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                              621,829.752          10.99%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                    324,510.994           5.73%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                              737,502.371          19.00%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                    272,815.687           7.03%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                            1,555,832.088          17.96%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                    632,335.163           7.30%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
     our Cust, 101 Montgomery St, San Francisco CA 94104                              1,404,832.876          60.90%

                                                                                   Shares Beneficially     Percent of
     New York Municipal Bond Fund                                                         Owned               Class
     ----------------------------                                                  --------------------    ----------
     Institutional Class
     Midhill, P.O. Box 2680, Casper WY 82602-2680                                       162,842.498          55.64%
     Lazard Freres and Co LLC, 30 Rockefeller Plz Fl 60, New York NY 10112               32,548.894          11.12%
     BALSA & Co C/O Chase Manhattan Bank, 16 HCB 040, PO Box 2558, Houston TX
     77252                                                                               32,527.881          11.11%
**   National Investor Services Corp for the Exclusive Benefit of our Customers,
     55 Water St 32nd Fl, New York NY 10041                                              29,778.751          10.18%
     Ursula T Frisch 2000 Trust, 200 Central Park S Apt 8N, New York NY 10019            17,361.257           5.93%

                                       98

     Class A
     Ruth M Hill, 350 Stafford Way, Rochester NY 146626                                  74,463.698           8.42%
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                               51,007.828           5.77%
     Painewebber for the Benefit of Richard E Arden Mary Arden, 2225 Pearsall
     Ave, Bronx NY 10469                                                                 47,473.745           5.37%

     Class D
     NFSC for Exclusive Benefit of Peter A. Bakst/Anna J. Bakst,
     158 Mercer St. # 10M, New York NY 10012                                             46,926.583          66.53%
**   National Investors Services Corp for Benefit of our Customers,
     55 Water St 32nd Fl, New York NY 10041                                              11,270.301          15.98%

                                                                                   Shares Beneficially     Percent of
     Real Return Asset Fund                                                               Owned               Class
     ----------------------                                                        --------------------    ----------
     Institutional Class
     All Asset Portfolio, 840 Newport Center Drive, Suite 300,
     Newport Beach CA 92660                                                           1,197,662.331          32.68%
     Brent R Harris Elizabeth E Harris JT WROS, 1 Crest Road East,
     Rolling Hills CA 90274                                                           1,196,553.761          32.65%
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit
     of our Cust, 101 Montgomery St, San Francisco CA 94104                             596,461.846          16.28%
     The Thomas and Stacey Siebel Foundation, 2207 Bridgepointe Pkwy,
     San Mateo CA 94404                                                                 555,176.653          15.15%

                                                                                   Shares Beneficially     Percent of
     Real Return Fund                                                                     Owned               Class
     ----------------                                                              --------------------    ----------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit
     of our Cust, 101 Montgomery St, San Francisco CA 94104                          68,312,388.967          41.21%
**   FIIOC as Agent for Certain EE Benefit Trans, 100 Magellan Way KW1C,
     Covington KY 41015                                                              19,754,715.312          11.92%
**   National Financial Services Corp for Exclusive Benefit of our Customers,
     PO Box 3908, Church Street Station, New York NY 10008                           15,006,482.540           9.05%
**   PFPC FBO LPL Supermarket Program, 760 Moore Rd., King of Prussia PA
     19406-1212                                                                       8,543,412.665           5.15%

     Administrative Class
**   National Financial Services Corp for Exclusive Benefit of our Customers,
     PO Box 3908, Church Street Station, New York NY 10008                           28,459,862.935          87.28%
**   GE Financial Trust Company FBO Omnibus/GE Financial Cap Mgmt,
     2425 EB Camelback Rd., Suite 530, Phoenix AZ 85016                               3,040,237.827           9.32%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                           11,079,338.133           9.95%

                                       99

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                           15,084,996.374        19.70%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                           29,494,237.166        25.97%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                  8,635,056.170         7.60%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
     our Cust, 101 Montgomery St, San Francisco CA 94104                             30,784,600.675        47.53%

                                                                                   Shares Beneficially   Percent of
     Real Return Fund II                                                                  Owned             Class
     -------------------                                                           -------------------   ----------
     Institutional Class
     Reliance Trust Co FBO Clayton County, PO Box 48449, Atlanta GA 30362             1,730,484.263 *     100.00%

                                                                                   Shares Beneficially   Percent of
     Short-Duration Municipal Income Fund                                                 Owned             Class
     ------------------------------------                                          -------------------   ----------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit
     of our Cust, 101 Montgomery St, San Francisco CA 94104                           1,316,347.626        20.22%
**   National Investor Services for the Benefit of Our Customers,
     55 Water Street, 32nd Floor, New York NY 10041-0028                              1,191,831.705        18.31%
**   Bear Stearns Securities Corp for the Benefit of our Customers,
     1 Metrotech Ctr. N, Brooklyn NY 11201-3870                                         575,030.438         8.83%
**   PFPC FBO LPL Supermarket Program, 211 S Gulph Rd, King of Prussia PA 19406         530,978.804         8.16%
     Edward A. Kimmel Trust Dated August 8, 2000, 625 N. Flagler Dr.,
     West Palm Beach FL 33401-4027                                                      490,352.308         7.53%

     Administrative Class
     CIBC World Markets, P.O. Box 3484, Church Street Station, New York NY
     10008-3484                                                                          27,264.861        96.49%

     Class A
**   Wells Fargo Investments LLC, 608 Second Avenue South, 8th Floor,
     Minneapolis, MN 55402                                                              745,193.282         5.23%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                              372,555.953        13.57%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                    148,762.498         5.42%

                                       100

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
     our Cust, 101 Montgomery St, San Francisco CA 94104                                196,127.592          52.32%
     DLJ - Securities Corporation Inc, PO Box 2052, Jersey City NJ 07303                 22,853.351           6.10%
     DLJ - Securities Corporation Inc, PO Box 2052, Jersey City NJ 07303                 20,914.601           5.58%

                                                                                   Shares Beneficially     Percent of
     Short-Term Fund                                                                      Owned               Class
     ---------------                                                               --------------------    ----------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
     our Cust, 101 Montgomery St, San Francisco CA 94104                             20,975,075.397          13.50%
     Denison University, P.O. Box F, Granville OH 43023-0734                          9,617,154.349           6.19%
     Northern Trust Co. Trustee FBO Whirlpool, P.O. Box 92956, Chicago IL 60675       9,436,729.990           6.07%

     Administrative Class
**   National Financial Services Corp for the Exclusive Benefit of our
     Customers, 1 World Financial Center, 200 Liberty St, New York NY 10281          24,479,882.019          81.00%
**   GE Financial Trust Company FBO Omnibus/GE Financial Cap Mgmt,
     2425 EB Camelback Road, Suite 530, Phoenix AZ 85016                              3,975,416.004          13.15%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                           11,100,880.834          13.58%
**   DLJ Securities Corporation Inc, PO Box 2052, Jersey City NJ 07303                4,547,155.415           5.56%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                              604,037.392          24.78%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                    214,096.597           8.78%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                           12,637,835.251          34.36%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
     our Cust, 101 Montgomery St, San Francisco CA 94104                              8,377,449.290          73.82%

                                       101

                                                                                Shares Beneficially    Percent of
     StocksPLUS Fund                                                                   Owned              Class
     ---------------                                                            -------------------    ----------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit
     of our Cust, 101 Montgomery St, San Francisco CA 94104                         4,541,320.370        11.87%
     Strategic Balanced Portfolio, Allianz Dresdner Asset Management of
     America LP, 888 San Clemente Drive Suite 100, Newport Beach CA 92660           4,148,151.726        10.84%
     Citibank NA TTEE FBO Safeway Multiple ER Ret Pln, 5918 Stoneridge Mall
     Rd, Pleasanton CA 94588                                                        3,824,405.845         9.99%
     First Busey Trust & Investment Co. Ttee FBO Carle Clinic Pension Plan,
     502 W Windsor Rd., P.O. Box 3309, Champaign IL 61826-3309                      2,408,652.331         6.29%
     Pacific Mutual Life Insurance Co EE Ret Plan Trust, 700 Newport Center
     Drive, Newport Beach CA 92660                                                  2,300,757.485         6.01%

     Administrative Class
**   National Financial Services Corp for Exclusive Benefit of our Customers,
     1 World Financial Center, 200 Liberty Street, New York NY 10281-1003          10,026,268.212        65.33%
     The Colorado County Officials and EE Ret Assoc, 4949 S Syracuse St
     Suite 400, Denver Co 80237                                                     4,693,557.061        30.58%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                          2,214,573.477        18.45%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                          2,597,552.867        15.92%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                  905,842.040         5.55%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                          1,259,612.912         7.86%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                1,132,361.623         7.07%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit
     of our Cust, 101 Montgomery St, San Francisco CA 94104                           165,553.580        70.77%
**   National Investors Services Corp for Exclusive Benefit of our Customers,
     55 Water St 32nd Fl, New York NY 10041                                            19,764.240         8.45%
     Strafe & Co FAO Edwin & Wilma Parker LLC Custody, PO Box 160,
     Westerville OH 43086                                                              17,717.750         7.57%

                                                                                Shares Beneficially    Percent of
     StocksPLUS Total Return Fund                                                      Owned              Class
     ----------------------------                                               -------------------    ----------
     Institutional Class
     All Asset Portfolio, 840 Newport Center Drive, Suite 300, Newport Beach
     CA 92660-6310                                                                    391,335.160 *     100.00%

                                       102

                                                                                Shares Beneficially    Percent of
     Strategic Balanced Fund                                                           Owned              Class
     -----------------------                                                    -------------------    ----------
     Institutional Class
     Carpenters Health & Security Trust of Western Washington, PO Box 1929,
     Seattle WA 98111-1929                                                           985,147.972          33.76%
     BNY Western Trust Co TTEE Pacific Life Insurance co Ret Incentive Svg
     Pln, 700 S Flower St, 2nd Floor, Los Angeles CA 90017                           500,569.608          17.15%
     The Northern Trust Co TTEE FBO Ameron 401K, PO Box 92956, Chicago IL
     60675                                                                           362,455.808          12.42%
     California Water Service Co Dominguez Pension Plan, 1720 N 1st St,
     San Jose CA 95112                                                               327,930.943          21.52%
     Wells Fargo Bank MN NA FBO the Music Center, PO Box 1533, Minneapolis MN
     55480                                                                           303,125.239          10.39%

     Administrative Class
     Delaware Management Trust C/F United Food Workers 401K, 1818 Market St,
     Philadelphia PA 19103                                                           104,978.713          59.35%
**   Wells Fargo Bank MN NA FBO Retirement Plan Services, PO Box 1533,
     Minneapolis MN 55480                                                             71,409.437          40.37%

     Class A
     Prudential Securities Inc FBO Prudential Ret Srv Administrator for Plan
     MSSA-ILA Local, PO Box 15040, New Brinswick NJ 08906                             41,568.555           7.67%
     RBC Dain Rauscher Oakland Lodge of Perfection AAAS of M Unicorp ASSN
     General Fund, 1547 Lakeside Dr., Oakland CA 94612-4520                           36,728.342           6.78%

     Class B
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                 111,211.456          15.27%
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                           104,571.385          14.36%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                           559,057.558          37.93%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                 164,469.147          11.16%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit
     of our Cust, 101 Montgomery St, San Francisco CA 94104                          225,184.940          89.11%

                                                                                Shares Beneficially    Percent of
     Total Return Fund                                                                 Owned              Class
     -----------------                                                          -------------------    ----------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit
     of our Cust, 101 Montgomery St, San Francisco CA 94104                        337,051,978.961         9.01%

                                       103

     Administrative Class
**   FIIOC as Agent for Certain EE Benefits Trans, 100 Magellan Way KW1C,
     Covington KY 41015                                                              262,013,929.516       20.09%
     Nikko Cordial Securities Inc Tokyo Dia Bldg No 5, Sinkawa 1-Chome 28-23,
     Chuo-Ku Tokyo Japan 104-8271                                                    249,587,512.000       19.14%
**   National Financial Services Corp for the Exclusive Benefit of our
     Customers, 200 Liberty St, One World Financial Center, New York NY 10281        104,291,641.756        8.00%
     Manufacturers Life Ins Co (USA), US SRS Seg Funds/Accounting, 200 Bloor St
     East, Toronto ON, Canada M4W 15                                                  86,959,365.922        6.67%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                           193,932,227.182       29.79%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                            50,869,835.333       21.81%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                  18,053,650.505        7.74%

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                            77,802,911.223       27.06%
**   Smith Barney House Account, 333 West 34th St, New York NY 10001                  21,542,386.629        7.49%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
     our Cust, 101 Montgomery St, San Francisco CA 94104                              74,846,408.649       60.94%

                                                                                   Shares Beneficially   Percent of
     Total Return Fund II                                                                 Owned             Class
     --------------------                                                          -------------------   ----------
     Institutional Class
**   MAC & Co, Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230               10,726,470.473        5.44%

     Administrative Class
     Structural Iron Workers Local 1 Annuity Plan - Investors Bank & Trust
     Trading Acct, 7700 Industrial Dr, Forest Park IL 60130                            2,146,232.221       17.65%
**   National Financial Services Corp for the Exclusive Benefit of our
     Customers, 1 World Financial Center, 200 Liberty St, New York NY 10281            1,623,052.216       13.35%
     Celanese Americas Retirement Savings Plan, 86 Morris Ave., Summit NJ
     07901-3915                                                                        1,440,480.962       11.85%
     American Express Trust Company FBO American Express Trust RSP, PO Box 534,
     Minneapolis MN 55440                                                              1,232,341.498       10.14%
**   Mellon Bank as Agent/Omnibus, 135 Santilli Highway, Everett MA 02149              1,095,149.025        9.01%
     T Rowe Price Trust Co FBO Western Digital, PO Box 17215, Baltimore MD 21297       1,035,653.995        8.52%

                                       104

                                                                                      Shares Beneficially   Percent of
     Total Return Fund III                                                                   Owned             Class
     ---------------------                                                            -------------------   ----------
     Institutional Class
     The Roman Catholic Archbishop of Los Angeles - A Corp Sole, 3424 Wilshire
     Blvd, Los Angeles CA 90010                                                          9,273,484.874         9.20%
**   Mac & Co/Mutual Fund Operations, P.O. Box 3198, Pittsburgh PA 15230-3198            5,096,981.534         5.05%

     Administrative Class
**   National Financial Services Corp for the Exclusive Benefit of our Cust,
     1 World Financial Center, 200 Liberty Street, New York NY 10281                       102,660.887        47.08%
     DBTCO RS, Trust Operations, PO Box 747, Dubuge IA 52004                                39,197.950        17.98%
**   DLJ, One Pershing Plana, Jersey City NJ 07399                                          19,141.661         8.78%
     Circle Trust Company Cust for Blanco Tackabery Combs & Maramoros PA PSP,
     Metro Center, 1 Station Pl, Stamford CT 06902                                          18,558.505         8.51%
     Security Trust Company as TTEE FBO Keller & Heckman EE, 401K Plan & Trust,
     2390 E Camelback Suite 240, Phoenix AZ 85016-3434                                      15,945.226         7.31%
     Security Trust Company as TTEE FBO Keller & Heckman EE PSP & Trust, 2390 E
     Camelback Rd Suite 240, Phoenix AZ 85016                                               15,544.112         7.13%

                                                                                      Shares Beneficially   Percent of
     Total Return Mortgage Fund                                                              Owned             Class
     --------------------------                                                       -------------------   ----------
     Institutional Class
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of
     our Cust, 101 Montgomery St, San Francisco CA 94104                                 2,073,858.661        49.39%
**   FOX & Co, PO Box 976, New York NY 10268                                               891,810.102        21.24%
     Naidot & Co. c/o Bessemer Trust Co., 100 Woodbridge Ctr. Dr., Woodbridge NJ
     07905-1162                                                                            304,071.561         7.24%
**   PFPC FBO LPL Supermarket Program, 760 Moore Rd., King of Prussia PA
     19406-1212                                                                            223,460.701         5.32%
**   National Financial Services Corp for Exclusive Benefit of our Customers,
     PO Box 3908, Church Street Station, New York NY 10008                                 211,473.140         5.04%

     Administrative Class
     Apostles of the Sacred Heart of Jesus, 265 Benham St, Hamden CT 06514                 577,387.026        67.18%
     Apostles of the Sacred Heart of Jesus - Manor, 265 Benham St, Hamden CT
     06514                                                                                 163,393.007        19.01%
     Istituto Delle Apostle Del Sacro Cuore, C/O Apostles of the Sacred Heart of
     Jesus, 265 Benham St, Hamden CT 06514                                                  93,805.178        10.91%

     Class A
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                 361,252.964        15.73%

     Class B
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                                 218,700.744        14.74%

                                       105

     Class C
**   MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
     Jacksonville FL 32246                                                            451,204.870        15.98%

     Class D
**   Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit
     of our Cust, 101 Montgomery St, San Francisco CA 94104                         5,275,750.493        53.37%

*    Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Funds, as that term is defined in the 1940 Act.
**   Shares are believed to be held only as nominee.

                                       106

The Reorganization of the PIMCO Money Market and Total Return II Funds

         On November 1, 1995, the Money Market Fund and the PIMCO Managed Bond
and Income Fund, two former series of PIMCO Funds: Equity Advisors Series, were reorganized as series of the Trust, and were renamed Money Market Fund and Total
Return Fund II, respectively. All information presented for these Funds prior to this date represents their operational history as series of PIMCO Funds: Equity
Advisors Series. In connection with the Reorganization, the Funds changed their fiscal year end from October 31 to March 31.

The Reorganization of the PIMCO Global Bond Fund II

         On January 17, 1997, the Global Income Fund, a former series of PIMCO
Advisors Funds, was reorganized as a series of the Trust, and was renamed the
Global Bond Fund II. All information presented for this Fund prior to that date represents its operational history as a series of PIMCO Advisors Funds. In connection with the Reorganization, the Fund changed its fiscal year end from
September 30 to March 31.

Trademark Rights

         The CommodityRealReturn Strategy Fund has trade name and trademark rights to the designation "CommodityRealReturn Strategy." The StocksPLUS and
StocksPLUS Total Return Funds have trade name and trademark rights to the designation "StocksPLUS."

Code of Ethics

         The Trust and PIMCO have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

Custodian, Transfer Agent and Dividend Disbursing Agent

         State Street Bank and Trust Company ("State Street"), 801 Pennsylvania,
Kansas City, Missouri 64105 serves as custodian for assets of all Funds. Under the custody agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston. Massachusetts 02110, and at
State Street's branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

         Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

         National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas
City, Missouri 64105 serves as transfer agent and dividend disbursing agent for the Institutional Class, Advisor Class, Administrative Class, Class J, and Class
K shares of the Funds. PFPC Inc., P.O. Box 9688, Providence, Rhode Island
02940-9688 serves as transfer agent and dividend disbursing agent for the Class
A, Class B, Class C, Class D and Class R shares of the Funds.

Independent Accountants

         PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105,
serves as independent public accountants for all Funds. PricewaterhouseCoopers
LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings. Prior to November 1, 1995, Deloitte &
Touche LLP served as independent accountants for the Money Market and Total
Return II Funds. See "The Reorganization of the PIMCO Money Market and Total
Return II Funds" for additional information.

                                      107

Counsel

         Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006,
passes upon certain legal matters in connection with the shares offered by the
Trust, and also act as counsel to the Trust.

Registration Statement

         This Statement of Additional Information and the Prospectuses do not
contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

         Financial statements for the Trust as of March 31, 2002 for its fiscal year then ended, including notes thereto, and the reports of
PricewaterhouseCoopers LLP thereon dated May 23, 2002, are incorporated by reference from the Trust's 2002 Annual Reports. A copy of the Reports delivered with this Statement of Additional Information should be retained for future reference.

                                      108

PIMCO Funds Shareholders' Guide
  for Class A, B, C and R Shares

December 31, 2002

This Guide relates to the mutual funds (each, a "Fund") that are series of PIMCO
Funds: Multi-Manager Series (the "MMS Trust") and PIMCO Funds: Pacific
Investment Management Series (the "PIMS Trust" and, together with the MMS Trust, the "Trusts"). Class A, B, C and R shares of the MMS Trust and the PIMS Trust are offered through separate prospectuses (each as from time to time revised or supplemented, a "Retail Prospectus"). The information in this Guide is subject to change without notice at the option of the Trusts, the Advisers or the
Distributor.

This Guide contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. This
Guide is not a prospectus, and should be used in conjunction with the applicable
Retail Prospectus. This Guide, and the information disclosed herein, is incorporated by reference in, and considered part of, the Statement of
Additional Information corresponding to each Retail Prospectus.

PIMCO Advisors Distributors LLC distributes the Funds' shares. You can call
PIMCO Advisors Distributors LLC at 1-800-426-0107 to find out more about the
Funds and other funds in the PIMCO Funds family. You can also visit our Web site at www.pimcoadvisors.com.

                                       SG-2

How to Buy Shares

     Class A, Class B, Class C and Class R shares of each Fund are continuously offered through the Trusts' principal underwriter, PIMCO Advisors Distributors
LLC (the "Distributor") and through other firms which have dealer agreements with the Distributor ("participating brokers") or which have agreed to act as introducing brokers for the Distributor ("introducing brokers"). The Distributor is an affiliate of PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund
Management"), the investment adviser to the Funds that are series of the MMS
Trust and a subsidiary of Allianz Dresdner Asset Management of America L.P.
("ADAM of America"), the former investment adviser to the Funds that are series of the MMS Trust. The Distributor is also an affiliate of Pacific Investment
Management Company LLC ("Pacific Investment Management Company"), the investment adviser to the Funds that are series of the PIMS Trust, and also a subsidiary of
ADAM of America. PIMCO Advisors Fund Management and Pacific Investment
Management Company are each referred to herein as an "Adviser."

     There are two ways to purchase Class A, Class B or Class C shares: either
(i) through your dealer or broker which has a dealer agreement with the
Distributor or (ii) directly by mailing a PIMCO Funds account application (an
"account application") with payment, as described below under the heading Direct
Investment, to the Distributor (if no dealer is named in the account application, the Distributor may act as dealer). Class R shares may only be purchased by 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other accounts whereby the plan or the plan's financial service firm has an agreement with the Distributor, PIMCO Advisors
Fund Management or Pacific Investment Management Company to utilize Class R shares in certain investment products or programs (each, a "Class R Eligible
Plan"). Additionally, Class R shares are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or the financial services firm level). Class
B shares of the Short Duration Municipal Income Fund, Class B and Class C shares of the California Intermediate Municipal Bond, California Municipal Bond and New
York Municipal Bond Funds and except as described in the Retail Prospectus,
Class A, Class B and Class C shares of the Renaissance Fund are not offered as of the date of this Guide; however, investment opportunities in these Funds may be available in the future. This Guide will be revised or supplemented when these Funds are first offered.

     Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which may be imposed either (i) at the time of the purchase in the case of Class A shares (or
Class C shares of certain Funds) (the "initial sales charge alternative"), (ii)
on a contingent deferred basis in the case of Class B shares (the "deferred sales charge alternative") or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the "asset based sales charge alternative"). Class R shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. In certain circumstances, Class A and Class C shares are also subject to a Contingent
Deferred Sales Charge ("CDSC"). See "Alternative Purchase Arrangements."

                                       SG-3

Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade (except for Class C shares of those Funds that charge an initial sales charge). Purchase payments for Class A shares and certain Funds' Class C shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

     All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock
Exchange on a regular business day are processed at that day's offering price.
However, orders received by the Distributor from dealers or brokers after the offering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m., Eastern time) or, in the case of certain retirement plans that have an agreement with the Distributor, received by the Distributor prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended on any day on which the New York Stock Exchange is closed and, if permitted by the rules of the Securities and Exchange
Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

     Except for purchases through the PIMCO Funds Auto-Invest plan, the PIMCO
Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors
Act, tax-qualified and wrap programs referred to below under "Tax-Qualified
Retirement Plans" and "Alternative Purchase Arrangements--Sales at Net Asset
Value," and purchases by certain registered representatives as described below under "Registered Representatives' Investments," the minimum initial investment in Class A, Class B, Class C or Class R shares of any Fund is $2,500, and the minimum additional investment is $100 per Fund. For information about dealer commissions and other payments to dealers, see "Alternative Purchase
Arrangements" below. Persons selling Fund shares may receive different compensation for selling Class A, Class B, Class C or Class R shares. Normally,
Fund shares purchased through participating brokers are held in the investor's account with that broker. No share certificates will be issued unless specifically requested in writing by an investor or broker-dealer.

Direct Investment

     Investors who wish to invest in Class A, Class B, Class C or Class R shares of a Fund directly, rather than through a participating broker, may do so by opening an account with the Distributor. To open an account, an investor should complete the account application. All shareholders who open direct accounts with the Distributor will receive from the Distributor individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation

                                       SG-4

date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See
"Distributions" in the applicable Retail Prospectus. Information regarding direct investment or any other features or plans offered by the Trusts may be obtained by calling the Distributor at 1-800-426-0107 or by calling your broker.
Although Class R shares may be purchased by a plan administrator directly from the Trusts, retirement plans that purchase Class R shares directly from the
Distributor must hold their shares in an omnibus account at the retirement plan level. Plan participants may not purchase Class R shares from the Distributor.

Purchase by Mail

     Investors who wish to invest directly may send a check payable to PIMCO
Advisors Distributors LLC, along with a completed application form to:

     PIMCO Advisors Distributors LLC
     P.O. Box 9688
     Providence, RI  02940-0926

     Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the
Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

Subsequent Purchases of Shares

     Subsequent purchases of Class A, Class B, Class C or Class R shares can be made as indicated above by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, tax-qualified programs and PIMCO Funds
Fund Link referred to below, and except during periods when an Automatic
Withdrawal Plan is in effect, the minimum subsequent purchase is $100 in any
Fund. All payments should be made payable to PIMCO Advisors Distributors LLC and should clearly indicate the shareholder's account number. Checks should be mailed to the address above under "Purchase by Mail."

Tax-Qualified Retirement Plans

     The Distributor makes available retirement plan services and documents for
Individual Retirement Accounts (IRAs), including Roth IRAs, for which Boston
Safe Deposit & Trust Company serves as trustee and for IRA Accounts established with Form 5305-SIMPLE under the Internal Revenue Code of 1986, as amended (the
"Code"). These accounts include Simplified

                                       SG-5

Employee Pension Plan (SEP), Salary Reduction Simplified Employee Pension Plan
(SAR/SEP) IRA and SIMPLE IRA accounts and prototype documents. In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with Boston Safe Deposit & Trust Company as custodian. This type of plan is available to employees of certain non-profit organizations.

     The minimum initial investment for all tax-qualified plans (except for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs) is $1,000 per Fund and
the minimum subsequent investment is $100. The minimum initial investment for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs and the minimum subsequent investment per Fund for all such plans is $50.

PIMCO Funds Auto-Invest

     The PIMCO Funds Auto-Invest plan provides for periodic investments into the shareholder's account with the Trust by means of automatic transfers of a designated amount from the shareholder's bank account. The minimum investment for eligibility in the PIMCO Funds Auto-Invest plan is $1,000 per Fund.
Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the PIMCO Funds Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest application by calling the Distributor or your broker. The use of
PIMCO Funds Auto-Invest may be limited for certain Funds and/or share classes at the discretion of the Distributor.

Registered Representatives' Investments

     Current registered representatives and other full-time employees of participating brokers or such persons' spouses or trusts or custodial accounts for their minor children may purchase Class A shares at net asset value without a sales charge. The minimum initial investment in each case is $500 per Fund and the minimum subsequent investment is $50.

PIMCO Funds Auto-Exchange

     The PIMCO Funds Auto-Exchange plan establishes regular, periodic exchanges from one Fund account to another Fund account. The plan provides for regular investments into a shareholder's account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.

     Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000 to open a new Fund account and of $50 for any existing Fund account for which shares are purchased through the plan.

                                       SG-6

     Further information regarding the PIMCO Funds Auto-Exchange plan is available from the Distributor at 1-800-426-0107 or participating brokers. You may enroll by completing an application which may be obtained from the
Distributor or by telephone request at 1-800-426-0107. For more information on exchanges, see "Exchange Privilege." The use of PIMCO Funds Auto-Exchange Plan
may be limited for certain Funds and/or other share classes at the option of the
Distributor, and as set forth in the Prospectus.

PIMCO Funds Fund Link

     PIMCO Funds Fund Link ("Fund Link") connects your Fund account(s) with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under "How to Redeem." Purchase transactions are effected by electronic funds transfers from the shareholder's account at a
U.S. bank or other financial institution that is an Automated Clearing House
("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in any amount greater than $50. To initiate such purchases, call
1-800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by PFPC, Inc.
(the "Transfer Agent"), the Funds' transfer agent for Class A, B, C and R shares. The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

     Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature
Guarantee" below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, with all signatures guaranteed. The
Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker
"street name" accounts or in other omnibus accounts.

Signature Guarantee

     When a signature guarantee is called for, a "medallion" signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP),
Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc.
Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that

                                       SG-7

financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount.

     The Distributor reserves the right to modify its signature guarantee standards at any time. The Funds may change the signature guarantee requirements from time to time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Retail Prospectus or a new or supplemented Guide. Shareholders should contact the Distributor for additional details regarding the Funds' signature guarantee requirements.

Account Registration Changes

     Changes in registration or account privileges may be made in writing to the
Transfer Agent. Signature guarantees may be required. See "Signature Guarantee"
above. All correspondence must include the account number and must be sent to:

     PIMCO Advisors Distributors LLC
     P.O. Box 9688
     Providence, RI  02940-0926

Small Account Fee

     Because of the disproportionately high costs of servicing accounts with low balances, a fee at an annual rate of $16 (paid to the applicable Fund's administrator) will automatically be deducted from direct Fund accounts with balances falling below a minimum level. The valuation of Fund accounts and the deduction are expected to take place during the last five business days of each calendar quarter. The fee will be deducted in quarterly installments from Fund accounts with balances below $2,500, except for Uniform Gift to Minors, IRA,
Roth IRA and Auto-Invest accounts, for which the minimum balance is $1,000. The fee also applies to employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE
IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) No fee will be charged on any Fund account of a shareholder if the aggregate value of all of the shareholder's Fund accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. No small account fee will be charged to employee and employee-related accounts of
PIMCO Advisors Fund Management and/or, in the discretion of PIMCO Advisors Fund
Management, its affiliates.

Minimum Account Size

     Due to the relatively high cost to the Funds of maintaining small accounts, shareholders are asked to maintain an account balance in each Fund in which the shareholder invests of at least the amount necessary to open the type of account involved. If a shareholder's balance for

                                       SG-8

any Fund is below such minimum for three months or longer, the applicable Fund's administrator shall have the right (except in the case of employer-sponsored retirement accounts) to close that Fund account after giving the shareholder 60 days in which to increase his or her balance. The shareholder's Fund account will not be liquidated if the reduction in size is due solely to market decline in the value of the shareholder's Fund shares or if the aggregate value of the shareholder's accounts in PIMCO Funds exceeds $50,000.

Transfer on Death Registration

     The Distributor may accept "transfer on death" ("TOD") registration requests from investors. The laws of a state selected by the Distributor in accordance with the Uniform TOD Security Registration Act will govern the registration. The Distributor may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Distributor may from time to time change these requirements
(including by changes to the determination as to which state's law governs TOD registrations).

Alternative Purchase Arrangements

     The Funds offer investors Class A, Class B, Class C and Class R shares in the applicable Retail Prospectus. Class A, Class B and Class C shares bear sales charges in different forms and amounts and bear different levels of expenses, as described below. Class R shares do not bear a sales charge, but are subject to expenses that vary from those levied on Class A, Class B or Class C shares.
Through separate prospectuses, certain of the Funds currently offer up to three additional classes of shares in the United States: Class D, Institutional Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Institutional Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Similar to Class R shares, Class D, Institutional Class and
Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B, Class C and Class R shares. As a result of lower sales charges and/or operating expenses, Class D, Institutional Class and
Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B, Class C or Class R shares. Certain Funds also offer up to two additional classes of shares that are offered only to non-U.S.
investors outside the United States: Class J and Class K shares. To obtain more information about the other classes of shares, please call the applicable Trust at 1-800-927-4648 (for Institutional Class, Administrative Class, Class J and
Class K shares) or the Distributor at 1-888-87-PIMCO (for Class D shares).

     The alternative purchase arrangements described in this Guide are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the

                                       SG-9

investor based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares and certain Class C shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares into Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

Class A. The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative
(Class B) or the asset based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below.
See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales
Charge" below.

Class B. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to
Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge (although Class C shares of certain Funds are subject to a 1% initial sales charge). However, unlike Class C shares, Class
B shares convert into Class A shares after they have been held for a period of time. Class B shares purchased on or before December 31, 2001 convert into Class
A shares after the shares have been held for seven years. Class B shares purchased after December 31, 2001 convert into Class A shares after the shares have been held for eight years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares, which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See "Deferred Sales Charge
Alternative--Class B Shares" below. Class B shares are not available for purchase by employer sponsored retirement plans.

Class C. Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially (except for purchases of Class C shares of the CommodityRealReturn
Strategy, NACM Global, NACM International, NACM Pacific Rim,

                                       SG-10

RCM Emerging Markets, RCM Europe, RCM Global Equity,* RCM Global Healthcare, RCM
Global Small-Cap, RCM Global Technology and RCM International Growth Equity
Funds, which, beginning during the first quarter of 2002 (fourth quarter of 2002 for the CommodityRealReturn Strategy Fund), will be subject to a 1% initial sales charge). Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year (eighteen months for Class C shares that are subject to the 1% sales charge mentioned above) and are subject to only a 1%
CDSC during the first year (or eighteen months). However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See "Asset Based Sales Charge Alternative--Class C Shares" below.

     For administrative convenience, Class C shares that are subject to the 1%
initial sales charge referred to above are sometimes referred to as "Class CII"
shares. The Distributor may enter into agreements with brokers and dealers whereby, among other things, such brokers and dealers would not impose an initial sales charge on Class CII shares, which would otherwise be subject to such initial sales charge. Such agreements would also provide that such shares would be subject to a CDSC for one year only, not the eighteen month period otherwise applicable to Class CII shares.

Class R. Class R shares might be preferred by a Class R Eligible Plan intending to invest retirement plan assets held through omnibus accounts, which does not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Class R shares are preferable to
Class B and Class C shares because Class R shares are not subject to a CDSC and are subject to lower aggregate distribution and/or service (12b-1) fees and may be preferable to Class A shares because Class R shares are not subject to the initial sales charge imposed on Class A shares. Class R shares are available only to Class R Eligible Plans.

     In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Initial Sales Charge Alternative--Class A Shares" and
"Waiver of Contingent Deferred Sales Charges" below.

     The maximum single purchase of Class B shares of a Fund is $249,999. The maximum single purchase of Class C shares (including those with the 1% initial sales charge referred to above) of a Fund is $999,999. The Funds may refuse any order to purchase shares.

--------
* It is anticipated that during the first quarter of 2003, sales of the RCM
  Global Equity Fund will be suspended and the Fund will be liquidated.

                                       SG-11

     For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B, Class C and Class R shares, see "Distributor and Distribution and Servicing Plans"
below.

Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and
Class C (including Class CII) shares is currently waived for (i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or disability; (ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan; (iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA (with the exception of a Roth IRA); (iv)
any partial or complete redemption following death or disability (as defined in the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity which is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability; (v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA (with the exception of a Roth IRA); (vi) up to 10% per year of the value of a Fund account which (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan;
(vii) redemptions by Trustees, officers and employees of either Trust, and by directors, officers and employees of the Distributor, ADAM of America, PIMCO
Advisors Fund Management or Pacific Investment Management Company; (viii)
redemptions effected pursuant to a Fund's right to involuntarily redeem a shareholder's Fund account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in such
Fund's prospectus; (ix) involuntary redemptions caused by operation of law; (x)
redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases; (xii)
redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases; (xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the
Trust is the designated financial institution; (xiv) a redemption by a holder of
Class A shares who purchased $1,000,000 ($250,000 in the case of the California
Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York
Municipal Bond and Short-Term Funds) or more of Class A shares (and therefore did not pay a sales charge) where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from the
Distributor pursuant to an agreement with the Distributor; (xv) a redemption by a holder of Class A or Class C (including Class CII) shares

                                       SG-12

where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees); or (xvi) a redemption by a holder of Class A or Class C (including Class CII) shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

     The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases: (a) in connection with required minimum distributions to IRA account owners or to plan participants or beneficiaries who are age 70 1/2 or older; (b) involuntary redemptions caused by operation of law; (c) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (d) following death or disability (as defined in the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity which is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability; (e) up to 10% per year of the value of a Fund account which (i) has a value of at least $10,000 at the start of such year and
(ii) is subject to an Automatic Withdrawal Plan (See "How to Redeem--Automatic
Withdrawal Plan"); and (f) redemptions effected pursuant to a Fund's right to involuntarily redeem a shareholder's Fund account if the aggregate net asset value of shares held in the account is less than a minimum account size specified in the Fund's prospectus.

     The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians' certificates, etc.

Exempt Transactions; No Initial Sales Charges, CDSCs or Payments to Brokers

     Investors will not pay any initial sales charges and will not be subject to
CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as "Exempt
Transactions"):

     .    A redemption by a holder of Class A or Class C (including Class CII)
          shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees).

                                       SG-13

     .    A redemption by a holder of Class A or Class C (including Class CII)
          shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

     .    Transactions described under clause (A) of Note 4 to the tables in the subsection "Initial Sales Charge Alternative--Class A Shares."

Initial Sales Charge Alternative--Class A Shares

     Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge, as set forth below. As indicated below under "Class A Deferred Sales Charge," certain investors that purchase
$1,000,000 ($250,000 in the case of the California Intermediate Municipal Bond,
California Municipal Bond, Low Duration, New York Municipal Bond and Short-Term
Funds) or more of any Fund's Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 18 months after their purchase.

                                       SG-14

                     Initial Sales Charge -- Class A Shares

Asset Allocation, CommodityRealReturn Strategy, NFJ Basic Value, CCM Capital
Appreciation, NFJ Equity Income, PEA Growth, PEA Growth & Income, PEA
Innovation, CCM Mid-Cap, NACM Flex-Cap Value, NACM Core Equity, NACM Global,
NACM Growth, NACM International, NACM Pacific Rim, NACM Value, PEA Opportunity,
RCM Biotechnology, RCM Emerging Markets, RCM Europe, RCM Global Equity, RCM
Global Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM
International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap, RCM Tax-Managed
Growth, PEA Renaissance, NFJ Small-Cap Value, PEA Target, PPA Tax-Efficient
Equity and PEA Value Funds.

------------------------------------------------------------------------------------------------------------
Amount of Purchase        Sales Charge as % of Net     Sales Charge as % of      Discount or Commission to
                          Amount Invested              Public Offering Price     dealers as % of Public
                                                                                 Offering Price**
------------------------------------------------------------------------------------------------------------
$0 - $49,999              5.82%                        5.50%                     4.75%
------------------------------------------------------------------------------------------------------------
$50,000 - $99,999         4.71%                        4.50%                     4.00%
------------------------------------------------------------------------------------------------------------
$100,000 - 249,999        3.63%                        3.50%                     3.00%
------------------------------------------------------------------------------------------------------------
$250,000 - $499,999       2.56%                        2.50%                     2.00%
------------------------------------------------------------------------------------------------------------
$500,000 - $999,999       2.04%                        2.00%                     1.75%
------------------------------------------------------------------------------------------------------------
$1,000,000 +              0.00%(1)                     0.00%(1)                  0.00%(2)
------------------------------------------------------------------------------------------------------------

Convertible, Emerging Markets Bond, European Convertible, Foreign Bond, Global
Bond II, GNMA, High Yield, Long-Term U.S. Government, Strategic Balanced, Total
Return and Total Return Mortgage Funds

-------------------------------------------------------------------------------------------------------------
Amount of Purchase        Sales Charge as % of Net     Sales Charge as % of      Discount or Commission to
                          Amount Invested              Public Offering Price     dealers as % of Public
                                                                                 Offering Price**
-------------------------------------------------------------------------------------------------------------
$0 - $49,999              4.71%                        4.50%                     4.00%
-------------------------------------------------------------------------------------------------------------
$50,000 - $99,999         4.17%                        4.00%                     3.50%
-------------------------------------------------------------------------------------------------------------
$100,000 - $249,999       3.63%                        3.50%                     3.00%
-------------------------------------------------------------------------------------------------------------
$250,000 - $499,999       2.56%                        2.50%                     2.00%
-------------------------------------------------------------------------------------------------------------
$500,000 - $999,999       2.04%                        2.00%                     1.75%
-------------------------------------------------------------------------------------------------------------
$1,000,000+               0.00%(1)                     0.00%(1)                  0.00%(3)
-------------------------------------------------------------------------------------------------------------

                                       SG-15

Municipal Bond, Real Return and StocksPLUS Funds

-------------------------------------------------------------------------------------------------------------
Amount of Purchase        Sales Charge as % of Net     Sales Charge as % of      Discount or Commission to
                          Amount Invested              Public Offering Price     dealers as % of Public
                                                                                 Offering Price**
-------------------------------------------------------------------------------------------------------------
$0 - $49,999              3.09%                        3.00%                     2.50%
-------------------------------------------------------------------------------------------------------------
$50,000 - $99,999         2.56%                        2.50%                     2.00%
-------------------------------------------------------------------------------------------------------------
$100,000 - $249,999       2.04%                        2.00%                     1.75%
-------------------------------------------------------------------------------------------------------------
$250,000 - $499,999       1.52%                        1.50%                     1.25%
-------------------------------------------------------------------------------------------------------------
$500,000 - $999,999       1.27%                        1.25%                     1.00%
-------------------------------------------------------------------------------------------------------------
$1,000,000+               0.00%(1)                     0.00%(1)                  0.00%(3)
-------------------------------------------------------------------------------------------------------------

Short Duration Municipal Income and Short-Term Funds

-------------------------------------------------------------------------------------------------------------
Amount of Purchase        Sales Charge as % of Net     Sales Charge as % of      Discount or Commission to
                          Amount Invested              Public Offering Price     dealers as % of Public
                                                                                 Offering Price**
-------------------------------------------------------------------------------------------------------------
$0 - $49,999              2.04%                        2.00%                     1.75%
-------------------------------------------------------------------------------------------------------------
$50,000 - $99,999         1.78%                        1.75%                     1.50%
-------------------------------------------------------------------------------------------------------------
$100,000 - $249,999       1.52%                        1.50%                     1.25%
-------------------------------------------------------------------------------------------------------------
$250,000+                 0.00%(1)                     0.00%(1)                  0.00%(4)
-------------------------------------------------------------------------------------------------------------

California Intermediate Municipal Bond, California Municipal Bond and New York Municipal Bond Funds

-------------------------------------------------------------------------------------------------------------
Amount of Purchase        Sales Charge as % of Net     Sales Charge as % of      Discount or Commission to
                          Amount Invested              Public Offering Price     dealers as % of Public
                                                                                 Offering Price**
-------------------------------------------------------------------------------------------------------------
$0 - $49,999              3.09%                        3.00%                     2.75%
-------------------------------------------------------------------------------------------------------------
$50,000 - $99,999         2.04%                        2.00%                     1.75%
-------------------------------------------------------------------------------------------------------------
$100,000 - $249,999       1.01%                        1.00%                     0.90%
-------------------------------------------------------------------------------------------------------------
$250,000+                 0.00%(1)                     0.00%(1)                  0.00%(4)
-------------------------------------------------------------------------------------------------------------

                                       SG-16

Low Duration Fund

-------------------------------------------------------------------------------------------------------------
Amount of Purchase        Sales Charge as % of Net     Sales Charge as % of      Discount or Commission to
                          Amount Invested              Public Offering Price     dealers as % of Public
                                                                                 Offering Price**
-------------------------------------------------------------------------------------------------------------
$0 - $49,999              3.09%                        3.00%                     2.50%
-------------------------------------------------------------------------------------------------------------
$50,000 - $99,999         2.04%                        2.00%                     1.75%
-------------------------------------------------------------------------------------------------------------
$100,000 - $249,999       1.01%                        1.00%                     0.90%
-------------------------------------------------------------------------------------------------------------
$250,000+                 0.00%(1)                     0.00%(1)                  0.00%(4)
-------------------------------------------------------------------------------------------------------------

**   From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.

1.   As shown, investors that purchase more than $1,000,000 of any Fund's Class
     A shares ($250,000 in the case of the California Intermediate Municipal
     Bond, California Municipal Bond, Low Duration, New York Municipal Bond,
     Short Duration Municipal Income and Short-Term Funds) will not pay any initial sales charge on such purchase. However, except with regard to purchases of Class A shares of the Money Market Fund and certain purchases of Class A shares of the California Intermediate Municipal Bond, California
     Municipal Bond, Low Duration, New York Municipal Bond and Short-Term Funds
     described in Note 4 below, purchasers of $1,000,000 ($250,000 in the case of the California Intermediate Municipal Bond, California Municipal Bond,
     Low Duration, New York Municipal Bond, Short Duration Municipal Income and
     Short-Term Funds) or more of Class A shares (other than those purchasers described below under "Sales at Net Asset Value" where no commission is paid) will be subject to a CDSC of up to 1% (0.50% in the case of the
     California Intermediate Municipal Bond, California Municipal Bond, New York
     Municipal Bond, Short Duration Municipal Income and Short-Term Funds and
     0.75% in the case of the Low Duration Fund) if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under "Waiver of Contingent Deferred Sales Charges" above. See "Class A Deferred Sales
     Charge" below.

2.   The Distributor will pay a commission to dealers who sell amounts of
     $1,000,000 or more of Class A shares and until December 31, 2002, may pay a commission to dealers who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value" below of each of these Funds, in each case according to the following schedule:
     0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to
     $5,000,000, and 0.25% of amounts over $5,000,000. These payments are not made in connection with sales to employer-sponsored plans.

3.   The Distributor will pay a commission to dealers who sell amounts of
     $1,000,000 or more of Class A shares and until December 31, 2002, may pay a commission to dealers who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value" below of each of these Funds except for the Money Market Fund (for which no payment is made), in each case according to the following schedule: 0.50% of the first $2,000,000 and 0.25% of amounts over $2,000,000. These payments are not made in connection with sales to employer-sponsored plans.

4.   (A) The Distributor will pay a commission to dealers who sell $250,000 or more of Class A shares of the California Intermediate Municipal Bond,
     California Municipal Bond, Low Duration, New York Municipal Bond and
     Short-Term Funds at the annual rate of 0.15% (0.35% in the case of the Low
     Duration Fund) of the net asset value of such Class A shares as in effect from time to time; such commission shall be paid in installments covering the 18 month period commencing with the date of sale. Such installments shall be paid after the end of calendar quarters in accordance with the
     Distributor's practice, which may change from time to time. Investors purchasing Class A shares of such Funds through such dealers will not be subject to the Class A CDSC on such shares. (B) Alternatively, dealers may elect (through an agreement with the Distributor) to receive a commission at the time of sale on purchases of $250,000 or more of these Funds of
     0.25% of the public offering price (for purchases of the California
     Intermediate Municipal Bond, California Municipal Bond, New York Municipal
     Bond and Short-Term Funds) or 0.50% of the public offering price (for purchases of the Low Duration Fund). Investors who purchase through dealers that elect the commission schedule described in this clause (B) will be subject to the Class A CDSC. (C) In addition to the commissions described in (A) and (B) above, dealers may be entitled to receive an annual servicing fee of 0.25% of the net asset value of such shares for so long as such shares are outstanding, as described below under "Participating
     Brokers." These payments are not made in connection with sales to employer-sponsored plans.

     Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however,

                                       SG-17

elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular
Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected
Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.
From time to time, the Distributor, its parent and/or its affiliates may make additional payments to one or more participating brokers based upon factors such as the level of sales or the length of time clients' assets have remained in the
Trust.

     Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

     Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

     These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.

Combined Purchase Privilege. Investors may qualify for a reduced sales charge on
Class A shares by combining purchases of the Class A shares of one or more Funds which offer Class A shares (together, "eligible PIMCO Funds") into a "single purchase," if the resulting purchase totals at least $50,000. The term single purchase refers to:

     (i)  a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the eligible PIMCO Funds for his, her or their own account;

     (ii) single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or

     (iii) a single purchase for the employee benefit plans of a single employer.

     For further information, call the Distributor at 1-800-426-0107 or your broker.

Cumulative Quantity Discount (Right of Accumulation). A purchase of additional
Class A shares of any eligible PIMCO Fund may qualify for a Cumulative Quantity
Discount at the rate applicable to the discount bracket obtained by adding:

     (i)  the investor's current purchase;

                                       SG-18

     (ii) the value (at the close of business on the day of the current purchase) of all Class A shares of any eligible PIMCO Fund held by the investor computed at the maximum offering price; and

    (iii) the value of all shares described in paragraph (ii) owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase
          Privilege."

    For example, if a shareholder owned Class A shares of the Growth & Income
    Fund worth $25,000 at the current maximum offering price and wished to purchase Class A shares of the Growth Fund worth an additional $30,000, the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the Growth Fund, rather than the
    5.50% rate.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s) other than the Money
Market Fund. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may include purchases of Class A shares of any eligible PIMCO Fund (other than the Money Market Fund) made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter will not be adjusted.

     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the eligible PIMCO Funds under a single Letter of Intent.
For example, if at the time you sign a Letter of Intent to invest at least
$100,000 in Class A shares of any Fund (other than the Money Market Fund), you and your spouse each purchase Class A shares of the Growth Fund worth $30,000
(for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Funds (other than the Money Market Fund) to qualify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds other than the California Intermediate Municipal Bond, California
Municipal Bond, Low Duration, Money Market, Municipal Bond, New York Municipal
Bond, Real Return, Short Duration Municipal Income, Short-Term and StocksPLUS
Funds).

     A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow
(while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional

                                       SG-19

sales charge applicable to the amount actually purchased, if necessary.
Dividends on escrowed shares, whether paid in cash or reinvested in additional eligible PIMCO Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

     If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the account application. If you are a current Class A shareholder desiring to do so you may obtain a form of Letter of Intent by contacting the Distributor at 1-800-426-0107 or any broker participating in this program.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares (other than the Money Market Fund shares that were not acquired by exchanging Class A shares of another Fund) to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any eligible PIMCO
Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See "How Net Asset Value is Determined" in the applicable Retail
Prospectus. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor's broker.

Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to (a) current or retired officers, trustees, directors or employees of either Trust, ADAM of America, PIMCO Advisors Fund
Management, Pacific Investment Management Company or the Distributor, other affiliates of PIMCO Advisors Fund Management and funds advised or subadvised by any such affiliates, in any case at the discretion of PIMCO Advisors Fund
Management, Pacific Investment Management Company or the Distributor; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the
Distributor anticipates that there will be minimal sales expenses associated with the sale, (b) current registered representatives and other full-time employees of participating brokers or such persons' spouses or for trust or custodial accounts for their minor children, (c) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor, PIMCO Advisors Fund Management or Pacific Investment Management Company with respect to such purchases
(including provisions related to minimum levels of investment in the Trust), and to participants in such plans and their spouses

                                       SG-20

purchasing for their account(s) or IRAs (with the exception of Roth IRAs), (d)
participants investing through accounts known as "wrap accounts" established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services, (e) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor, PIMCO
Advisors Fund Management or Pacific Investment Management Company has an
agreement for the use of a Fund in particular investment products or programs or in particular situations; (f) accounts for which the company that serves as trustee or custodian either (i) is affiliated with the Trust or the Fund's
Adviser or (ii) has a specific agreement to that effect with the Distributor and
(g) investors who purchase shares in "Exempt Transactions," as described under
"Exempt Transactions; No Initial Sales Charges, CDSCs or Payments to Brokers"
above. The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A shares to the purchasers described in this paragraph except the Distributor will pay initial commissions to any dealer for sales to purchasers described under (c) in this paragraph provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions.

Notification of Distributor. An investor or participating broker must notify the
Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the investor will receive the lowest applicable sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.

Class A Deferred Sales Charge. For purchases of Class A shares of all Funds
(except the California Intermediate Municipal Bond, California Municipal Bond,
Low Duration, Money Market, New York Municipal Bond, Short Duration Municipal
Income and Short-Term Funds), investors who purchase $1,000,000 ($250,000 in the case of the California Intermediate Municipal Bond, California Municipal Bond,
Low Duration, New York Municipal Bond, Short Duration Municipal Income and
Short-Term Funds) or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. Certain purchases of Class A shares of the California Intermediate Municipal Bond, California Municipal Bond, Low
Duration, New York Municipal Bond, Short Duration Municipal Income and
Short-Term Funds described above under "Initial Sales Charge--Class A Shares"
will be subject to a CDSC of 0.75% (for the Low Duration Fund) or 0.50% (for the
California Intermediate Municipal Bond, California Municipal Bond, New York
Municipal Bond, Short Duration Municipal Income and Short-Term Funds) if such shares are redeemed within 18 months after their purchase. The CDSCs described in this paragraph are sometimes referred to as the "Class A CDSC." Shares of certain Funds purchased prior to October 1, 2001 are subject to different Class
A CDSC rates. The Class A CDSC does not apply to investors purchasing any Fund's
Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under "Sales at Net
Asset Value" above.

                                       SG-21

     For purchases subject to the Class A CDSC, a CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are redeemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first.

     The Class A CDSC does not apply to Class A shares of the Money Market Fund or to certain purchases of Class A shares of the California Intermediate
Municipal Bond, California Municipal Bond, Low Duration, New York Municipal
Bond, Short Duration Municipal Income and Short-Term Funds described above under
"Initial Sales Charge -- Class A Shares." However, if Class A shares of these
Funds are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 or more) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund(s) acquired by exchange for a period of 18 months from the date of the exchange.

     The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements--Waiver of
Contingent Deferred Sales Charges." For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.

     The manner of calculating the CDSC on Class A shares purchased after
December 31, 2001 will change at the same time and in the same manner as the change to the Class B CDSC calculation described below under "Changes to CDSC
Calculation."

Participating Brokers. Investment dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms.
Some firms may participate in a program allowing them access to their clients'
accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Guide and the
Retail Prospectuses should be read in connection with such firms' material regarding their fees and services.

                                       SG-22

     For Class A shares outstanding for one year or more (or a shorter period if the Distributor has an agreement with the broker to that effect), the
Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares.

Deferred Sales Charge Alternative--Class B Shares

     Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor's purchase payment will be invested in shares of the Fund(s) selected. A CDSC will be imposed on Class B shares if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC.
The method of calculating the CDSC on Class B shares purchased after December
31, 2001, is expected to change. For a description of this change, see "Changes to CDSC Calculation" below.

     Class B shares of the Short-Term Fund and the Money Market Fund are not
offered for initial purchase but may be obtained through exchanges of Class B shares of other Funds. See "Exchange Privilege" below. Class B shares are not available for purchase by employer sponsored retirement plans.

     Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:

         Years Since Purchase                        Percentage Contingent
         Payment was Made                            Deferred Sales Charge
         --------------------                        ---------------------
         First                                                5
         Second                                               4
         Third                                                3
         Fourth                                               3
         Fifth                                                2
         Sixth                                                1
         Seventh and thereafter                               0*

          *  After the seventh year, Class B shares purchased on or before
             December 31, 2001 convert into Class A shares as described below. Class B shares purchased after December 31, 2001
             convert into Class A shares after the eighth year.

                                       SG-23

     In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earliest purchase payment from which a redemption or exchange has not already been fully effected.

     The following example will illustrate the current operation of the Class B
CDSC:

          Assume that an individual opens a Fund account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund account ($11,000 minus
     $10,000) without incurring a CDSC. If the investor should redeem $3,000 from that Fund account, a CDSC would be imposed on $2,000 of the redemption
     (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

     In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account for the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of
Class B shares is paid to the Distributor.

     Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees.
Class B shares of each Fund automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after
December 31, 2001).

     For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds. For Class B shares outstanding for one year or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to .50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

     The Class B CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements --Waiver of
Contingent Deferred Sales Charges." For more information about the Class B CDSC, call the Distributor at 1-800-426-0107.

Changes to CDSC Calculation. The Trust expects that the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares)
purchased after December 31,

                                       SG-24

2001, will change from that described above. The Trust will provide shareholders with at least 60 days' notice prior to implementing the change. When the Trust implements the change, the CDSC on all shares purchased after December 31, 2001, will be subject to the change, not only shares purchased after the date of such notice. It is expected that the change will be implemented no later than January
1, 2008.

     Under the new calculation method, the following rules will apply:

     .    Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any
          CDSC.

     .    For the redemption of all other shares, the CDSC will be based on either the shareholder's original purchase price or the then current net asset value of the shares being sold, whichever is lower.

     .    CDSCs will be deducted from the proceeds of the shareholder's redemption, not from amounts remaining in the shareholder's account.

     .    In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase for shares of such class remaining in the shareholder's account from which a redemption or exchange has not already been effected.

The following example illustrates the operation of the Class B CDSC using this anticipated change in methodology:

     Assume that an individual opens an account and makes a purchase payment of
     $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares
     ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

In determining whether an amount is available for redemption without incurring a
CDSC, the purchase payments made for all shares of a particular class of a Fund in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

Except as otherwise disclosed herein or in the appropriate Prospectus(es), shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged.

Conversion of Class B Shares Purchased Through Reinvestment of Distributions.
For purposes of determining the date on which Class B shares convert into Class
A shares, a Class B

                                       SG-25

share purchased through the reinvestment of dividends or capital gains distributions (a "Distributed Share") will be considered to have been purchased on the purchase date (or deemed purchase date) of the Class B share through which such Distributed Share was issued.

Asset Based Sales Charge Alternative--Class C Shares

     Class C shares are sold at their current net asset value without any initial sales charge, except that Class C shares of the CommodityRealReturn
Strategy, NACM Global, NACM International, NACM Pacific Rim, RCM Emerging
Markets, RCM Europe, RCM Global Equity, RCM Global Healthcare, RCM Global
Small-Cap, RCM Global Technology and RCM International Growth Equity Funds (as
noted previously, for administrative convenience, sometimes referred to as
"Class CII" shares) will be subject to a 1% initial sales charge. A CDSC is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Fund(s) selected.

     Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:

         Years Since Purchase                        Percentage Contingent
         Payment was Made                            Deferred Sales Charge
         --------------------                        ---------------------
         First*                                              1
         Thereafter                                          0

     * Class CII shares are subject to the Class C CDSC for the first eighteen months after purchase.

     In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment from which a redemption or exchange has not already been effected.

     The following example will illustrate the operation of the Class C CDSC:

     Assume that an individual opens a Fund account and makes a purchase payment of $10,000 for Class C shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to
$1,000 from that Fund account ($11,000 minus $10,000) without incurring a CDSC.
If the investor should redeem $3,000 from that Fund account, a CDSC would be imposed on $2,000 of the redemption (the amount by which the

                                       SG-26

investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.

     In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class C shares in the shareholder's account for the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of
Class C shares is paid to the Distributor. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.

     The manner of calculating the CDSC on Class C shares purchased after
December 31, 2001 will change at the same time and in the same manner as the change to the Class B CDSC described above under "Changes to CDSC Calculation."

     Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of
1.00% (representing .75% distribution fees and .25% servicing fees) of the purchase amount for all Funds, except the Low Duration, Money Market, Municipal
Bond, Real Return, Short Duration Municipal Income, Short-Term and StocksPLUS
Funds. For the Low Duration, Municipal Bond, Real Return and StocksPLUS Funds,
the Distributor expects to make payments of .75% (representing .50% distribution fees and .25% service fees); for the Short Duration Municipal Income and
Short-Term Funds, the Distributor expects to make payments of .55% (representing
..30% distribution fees and .25% service fees); and for the Money Market Fund, the Distributor expects to make no payment. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class C shares of all or selected
Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

     In addition, for sales of Class C shares made and services rendered to
Class C shareholders, the Distributor expects to make annual payments to participating brokers as follows:

                                       SG-27

-------------------------------------------------------------------------------
           Fund             Annual           Annual               Total
                            Service Fee*     Distribution Fee*
-------------------------------------------------------------------------------
Low Duration,  Real         0.25%            0.45%                0.70%
Return, Municipal Bond and
Stock PLUS Funds
-------------------------------------------------------------------------------
Short-Term and Short        0.25%            0.25%                0.50%
Duration Municipal Income
Funds
-------------------------------------------------------------------------------
Money Market Fund           0.10%            0.00%                0.10%
-------------------------------------------------------------------------------
Funds with Class CII        0.25%            0.75%                1.00%
shares**
-------------------------------------------------------------------------------
All other Funds             0.25%            0.65%                0.90%
-------------------------------------------------------------------------------

     * Paid with respect to shares outstanding for one year or more (or a shorter period if the Distributor has an agreement with the broker to that effect) so long as such shares remain outstanding, and calculated as a percentage of the net asset value of such shares.

     ** For Class C shares of these Funds sold without an initial sales charge, unless otherwise agreed, the Distributor will make payments to brokers at the rates set forth under "All other Funds."

     The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements--Waiver of
Contingent Deferred Sales Charges." For more information about the Class C CDSC, contact the Distributor at 1-800-426-0107.

     As noted above, Class CII shares are subject to a 1% initial sales charge.
The Distributor receives the total amount of the Class C initial sales charge, but may elect to reallow all or a portion of the sales charge to participating brokers. In addition, the Distributor may enter into agreements with brokers and dealers whereby, among other things, such brokers and dealers would not impose an initial sales charge on Class CII shares, which would otherwise be subject to such initial sales charge. Such agreements would also provide that such shares would be subject to a CDSC for one year only, not the eighteen month period otherwise applicable to Class CII shares, or may provide that no CDSC will be charged.

No Sales Charge Alternative - Class R Shares

     Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor's purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to participating brokers and with respect to servicing fees only other financial intermediaries (which may include retirement plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of 0.50%
(representing up to .25% distribution fees and up to .25% servicing fees) of the purchase.

                                       SG-28

Note For All Share Classes

     The sales charges discussed in this section are subject to change by means of a new or supplemented Prospectus or Shareholders' Guide. Unless otherwise noted, a change to a sales charge will not apply to shares purchased prior to the effective date of the change.

     Exchange Privilege

     Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the applicable Retail Prospectus or in this Guide, a shareholder may exchange Class A, Class B, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values
(except that a sales charge will apply on exchanges of Class A shares of the
Money Market Fund on which no sales charge was paid at the time of purchase.)
For Class R shares, retirement plans may also limit exchanges to Funds offered as investment options in the plan and may only be made through the plan administrator. Class A shares of the Money Market Fund may be exchanged for
Class A shares of any other Fund, but the usual sales charges applicable to investments in such other Fund apply on shares for which no sales charge was paid at the time of purchase. There are currently no exchange fees or charges.
All exchanges are subject to the $2,500 minimum initial purchase requirement for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.

     Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Advisors Distributors LLC,
P.O. Box 9688, Providence, RI 02940-0926 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Distributor at 1-800-426-0107. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at
1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, PFPC, Inc., P.O. Box
9688, Providence, RI 02940-0926, or by use of forms which are available from the
Distributor. A signature guarantee is required. See "How to Buy
Shares--Signature Guarantee." Telephone exchanges may be made between 9:00 a.m.,
Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time)
on the New York Stock Exchange on any day the Exchange is open (generally weekdays other than normal holidays).

                                       SG-29

     The Trusts reserve the right to refuse exchange purchases if, in the judgment of an Adviser or a Fund's sub-adviser, such purchase or other activity would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of "market-timing" strategies may be deemed by an
Adviser to be detrimental to a Trust or a particular Fund. Currently, each Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular
Fund, subsequently exchanges those shares for shares of a different PIMCO Fund, and then exchanges back into the originally purchased Fund. The Trusts have the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trusts have no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, each reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, each Trust will give 60 days' advance notice to shareholders of any termination or material modification of the exchange privilege. For further information about exchange privileges, contact your participating broker or call the
Distributor at 1-800-426-0107.

     With respect to Class B and Class C shares, or Class A shares subject to a
CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

     Except as otherwise disclosed in the applicable Prospectus(es), shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares (which have a twelve month CDSC period)
received in exchange for Class "CII" shares (which have an eighteen month CDSC period) will have the same CDSC period as the shares exchanged (in this case, eighteen months).

     With respect to shares purchased after December 31, 2001, effective as of the change in the manner by which the Class A, Class B and Class C CDSCs are calculated (as described above under "Changes to CDSC Calculation"), if less than all of an investor's shares subject to a CDSC are exchanged out of a Fund, any portion of the investment in such class of shares attributable to reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in such class of shares of the Fund from which the exchange was made.

     Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

     Investors may also select the PIMCO Funds Auto-Exchange plan which establishes automatic periodic exchanges. For further information on automatic exchanges see "How to Buy Shares--PIMCO Funds Auto-Exchange" above.

                                       SG-30

     How to Redeem

     Class A, Class B, Class C or Class R shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts) or through an Automatic
Withdrawal Plan or PIMCO Funds Fund Link, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.

     A CDSC may apply to a redemption of Class A, Class B or Class C shares. See
"Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC. There is no charge by the Distributor
(other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by the Distributor prior to the close of the
Distributor's business day will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.

     Other than an applicable CDSC, a shareholder will not pay any special fees or charges to the Trust or the Distributor when the shareholder sells his or her shares. However, if a shareholder sells his or her shares through their broker, dealer or other financial intermediary, that firm may charge the shareholder a commission or other fee for processing the shareholder's redemption request.

     Redemptions of Fund shares may be suspended when trading on the New York
Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and
Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Direct Redemption

     A shareholder's original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the
Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

                                       SG-31

     Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Written Requests

     To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, PFPC, Inc.,
P.O. Box 9688, Providence, RI 02940-0926:

(1)  a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2)  for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "How to Buy Shares--Signature
     Guarantee";

(3)  any share certificates issued for any of the shares to be redeemed (see
     "Certificated Shares" below); and

(4)  any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

     Transfers of shares are subject to the same requirements. A signature guarantee is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call the Distributor at 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer
Agent. This redemption option does not apply to shares held in broker "street name" accounts. Shareholders whose shares are held in broker "street name"
accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

                                       SG-32

     If the proceeds of the redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

Telephone Redemptions

     Each Trust accepts telephone requests for redemption of uncertificated shares, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guarantee. See "How to
Buy Shares--Signature Guarantee." Telephone redemptions will not be accepted during the 30-day period following any change in an account's record address.
This redemption option does not apply to shares held in broker "street name"
accounts. Shareholders whose shares are held in broker "street name" accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

     By completing an account application, an investor agrees that the applicable Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. Each Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

     A shareholder making a telephone redemption should call the Distributor at
1-800-426-0107 and state (i) the name of the shareholder as it appears on the
Transfer Agent's records, (ii) his account number with the Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange that day. If the redemption request is received after the close of the New York Stock Exchange, the redemption is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. Each Trust reserves the right to terminate or modify the telephone redemption service at

                                       SG-33

any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under
"Written Requests" above. Telephone communications may be recorded by the
Distributor or the Transfer Agent.

Fund Link Redemptions

     If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link application by the Transfer Agent. To use Fund
Link for redemptions, call the Distributor at 1-800-426-0107. Subject to the limitations set forth above under "Telephone Redemptions," the Distributor, a
Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m.,
Eastern time) on the New York Stock Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the New York Stock
Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.

     Changes in bank account information must be made by completing a new Fund
Link application, signed by all owners of record of the account, with all signatures guaranteed. See "How to Buy Shares--Signature Guarantee." See "How to
Buy Shares--PIMCO Funds Fund Link" for information on establishing the Fund Link privilege. Either Trust may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker "street name" accounts. Shareholders whose shares are held in broker
"street name" accounts must redeem through their broker. Plan participants must redeem through their plan administrator. Fund Link may not be available to all
Funds and/or share classes at the option of the Distributor.

PIMCO Funds Automated Telephone System

     PIMCO Funds Automated Telephone System ("ATS") is an automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone telephone. ATS may be used on already-established Fund accounts after the shareholder obtains a Personal
Identification Number (PIN) by calling the special ATS number: 1-800-223-2413.

Purchasing Shares. A shareholder may purchase shares by telephone by calling
1-800-223-2413. A shareholder must have established ATS privileges to link the shareholder's bank account with the Fund to pay for these purchases.

                                       SG-34

Exchanging Shares. With the PIMCO Funds Exchange Privilege, a shareholder can exchange shares automatically by telephone from the shareholder's Fund Link
Account to another PIMCO Funds account the shareholder has already established by calling 1-800-223-2413. Please refer to "Exchange Privilege" for details.

Redemptions. A shareholder may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds directly to the shareholder's Fund bank account. Please refer to "How to Redeem" for details.

Plan participants must process their transactions through their plan administrator, and may not use ATS.

Expedited Wire Transfer Redemptions

     If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by a Trust prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC). Normally the proceeds will be sent to the designated bank account the following business day.
The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the applicable Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file with a Trust, such Trust will honor requests by any person identifying himself as the owner of an account or the owner's broker by telephone at 1-800-426-0107 or by written instructions. A
Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. Neither Trust currently charges for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. Each Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Advisors Distributors LLC, P.O. Box 9688,
Providence, RI 02940-0926. See "How to Buy Shares--Signature Guarantee." This
redemption option does not apply to shares held in broker "street name"
accounts. Shareholders whose shares are held in broker "street name" accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

Certificated Shares

     To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the applicable Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "How to Buy
Shares--Signature Guarantee." Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform

                                       SG-35

Gifts to Minors Act), executors, administrators, trustees or guardians
("institutional account owners"). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Automatic Withdrawal Plan

     An investor who owns or buys shares of a Fund having a net asset value of
$10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining an Automatic
Withdrawal Plan application from the Distributor or your broker. If an Automatic
Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See "How to Buy
Shares--Signature Guarantee." In the case of Uniform Gifts to Minors or Uniform
Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value.
Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See
"Alternative Purchase Arrangements--Waiver of Contingent Deferred Sales
Charges."

     Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day's closing net asset value.
Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Transfer Agent will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic
Withdrawal Plan may result in a gain or loss for tax purposes. Continued
withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an
Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A and Class
C shares. For this reason, the minimum investment accepted for a Fund while an
Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the
Automatic Withdrawal Plan at any time.

                                       SG-36

     Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

Redemptions In Kind

     Each Trust agrees to redeem shares of its Funds solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, each Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

                                       SG-37

PIMCO Funds

PIMCO Advisors Distributors LLC
2187 Atlantic Street
Stamford, CT  06902-6896
1-800-426-0107

                                       SG-38